UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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SIRIUSPOINT LTD.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SIRIUS POINT

2022
NOTICE OF ANNUAL GENERAL MEETING AND PROXY STATEMENT

WHO WE ARE

SiriusPoint (NYSE: SPNT) is a global insurer and reinsurer providing solutions to clients and brokers in almost 150 countries. We have licenses to write property casualty and accident & health insurance and reinsurance globally. Our offering and distribution capabilities are strengthened by a portfolio of strategic partnerships with Managing General Agents (“MGAs”) and technology driven insurance services companies within our Insurance & Services division. With over $3 billion total capital, a robust balance sheet, a global footprint and exceptional talent, SiriusPoint has a strong base for building an innovative, disciplined and sustainable business.

OUR PURPOSE Our purpose is to help our customers and communities grow and thrive by providing essential support when they need it the most.
OUR MISSION
Our mission is to be an exceptionally innovative partner, combining data and creative thinking to underwrite risks with skill and discipline to build a sustainable business for our employees, customers and communities.
	OUR VISION Our vision is to grow our business, create value and positively impact a changing world by being the most adaptive and responsive (re)insurer.	OUR VALUES •Be Entrepreneurial •Be Pioneering •Be Open •Be Yourself

AM BEST	>$3 Billion Total GAAP capital	>$6.5 Billion Total investments & cash	$2.2 Billion Gross premiums written

S&P	Clients in nearly 150 Countries		>8,000 Treaties & Accounts

FITCH	>75 Years of history	> 30 MGA Incubations & Partnerships	~1,000 Employees

LETTER FROM OUR CHIEF EXECUTIVE OFFICER & CHAIRMAN

SIDDHARTHA SANKARAN Chief Executive Officer & Chairman
DEAR FELLOW SHAREHOLDERS,
I am very proud of SiriusPoint’s many achievements over our first year of operations. We have established the SiriusPoint brand as something new and fresh – a unique and innovative offering at the forefront of disruptive change in the re/insurance industry. We have built an incredible team, an entrepreneurial and collaborative culture, and a solid foundation from which to build a business that we believe offers long-term, differentiated, and sustainable value for our shareholders, partners, and clients.
2021 RESULTS
SiriusPoint recorded net income of $45 million, or $0.27 per diluted common share, for the full year 2021, with a core loss of $163 million, which includes an underwriting loss of $174 million and core combined ratio of 110.0%.1 Our core catastrophe losses were $326 million. We achieved a return on average common equity of 2.3%. Our net investment income was $313 million, including 27.9% return from our investment in the Third Point Enhanced LP (“TP Enhanced Fund”). These results reflect a transitional year for a company in the middle of a turnaround and transformation and are not indicative of the significant work our team has so diligently undertaken. Still, they are not acceptable to me or my management team, and we are motivated and committed to our plan to achieve sustainable profitability.
TRANSFORMATION AND RENEWAL

Following the merger with Sirius International Insurance Group, Ltd. in February 2021, we were faced with one simple and basic problem. Both legacy companies had been taking far, far too much risk. We have spent a year dramatically reshaping our business. There have been challenges to overcome from our legacy business, and we are addressing these head on, boldly and transparently. We have remediated, reduced, and refined SiriusPoint’s underwriting portfolio and risk appetite, and pivoted our focus from property catastrophe reinsurance to harness opportunity across the insurance market, particularly through our unique investment and strategic partnership approach. I am confident that we have positioned our reinsurance portfolio for lower volatility and improved profitability going forward.
We have built a strong foundation from which to deliver underwriting profitability and increase book value.
1 Core loss and core combined ratio are non-GAAP financial measures. See definitions and reconciliations in Appendix A.

SiriusPoint Ltd. | Point Building |3 Waterloo Lane | Pembroke HM 08, Bermuda 1 (441) 542-3333 | siriuspt.com

We are also working to transform our investment portfolio. We have redeemed over $550 million since the fourth quarter 2021 as part of this ongoing process. We continue to leverage our relationship with Third Point LLC, which remains a strength and a differentiator for our business, but have amended our investment management agreement with them to provide more flexibility in the allocation of our invested assets portfolio, among other improvements. In order to reduce capital intensity and volatility on the asset side of our business, we are shifting our investments from equity to fixed income in line with our risk appetite and the strategic direction of SiriusPoint. This approach also frees up capital which we plan to redeploy to support the growth and value of our Insurance & Services business.
We have undertaken a dramatic capital reallocation which we plan to continue to review and refine, staying nimble in responding to market developments and opportunities as they arise. We remain well-capitalized with a robust balance sheet, as our ratings from all three rating agencies affirms, and we are dedicated to positive change and profitable growth. Large scale transformation is challenging but brings with it exciting opportunities. As the impacts of these changes become apparent quarter to quarter and we execute our strategy, we anticipate our discount to book value will improve.
INSURANCE & SERVICES
In addition to the transformational repositioning of the business we inherited, we have been diligently growing our innovative partnerships strategy within our Insurance & Services segment. We believe that the Managing General Agent (MGA) model allows for sustainable value creation in the insurance industry. We have acted by building a platform for entrepreneurial MGAs with strong underwriting expertise and a deep understanding of the customer and product niches they are responding to, often with technology-driven approaches. We go beyond the typical capacity provision and act as a partner and strategic advisor for the business, sometimes incubating start-up MGAs, providing significant start-up capital and access to licenses and expertise, or making an investment in established companies generally at a relatively early point in their maturity, offering capital, paper and fronting arrangements. We now have over 30 strategic partnerships with both traditional and emerging risk MGAs and technology-driven insurance services companies, including our recently announced investment and partnership with Mosaic Insurance, with which we created an entirely unique approach to address the legacy cost and scale issues within our Lloyd’s platform. We believe these partnerships will accelerate our growth and improve our profitability as our investments mature over time. In the fourth quarter, we re-segmented our results into Insurance & Services and Reinsurance in line with our strategy and separated the lower-capital-consumptive fee business from our underwriting results to give shareholders more transparency into the value creation from the different parts of our business. We expect to make progress in 2022 and beyond, establishing Insurance & Services as a resilient growth business that can stand on its own and deliver long-term, sustainable value.
TALENT AND CULTURE
Driving the transformation, growth, and opportunity across SiriusPoint is an accomplished team that brings a diverse range of outlooks and experiences to our company. It has been exhilarating to see the outstanding talent that we have attracted over the course of our first year. I am also pleased to welcome Jason Robart who joined the SiriusPoint Board of Directors last month. Jason has outstanding credentials in financial services and human capital, and as a venture capitalist, a history of supporting entrepreneurial strategy to promote innovation and fundamental social change. He is a wonderful addition and a great complement to the skills and experience of our terrific Board of Directors.
We are building a diverse, inclusive, and equitable business where each individual is empowered to be entrepreneurial, pioneering, open and, most importantly, themselves. From our supportive and insightful Board of Directors, across our highly experienced Executive Leadership and senior management teams, through to individual business units, our people have delivered outstanding solutions this year in the spirit of innovation and collaboration.

SiriusPoint Ltd. | Point Building |3 Waterloo Lane | Pembroke HM 08, Bermuda 1 (441) 542-3333 | siriuspt.com

We have a great team with a strong entrepreneurial culture, financial strength, a flexible underwriting and operating platform, and a disciplined growth mindset. We have built a strong foundation from which we plan to deliver underwriting profitability and increase franchise value. I am grateful for your continued support and full of enthusiasm for the year ahead.
Our 2022 Annual General Meeting
Your vote is important, and all shareholders are cordially invited to attend the Annual General Meeting virtually. Details are in the attached proxy statement. Whether or not you plan to attend the Annual General Meeting, you are encouraged to submit your proxy as soon as possible.
Our Board is deeply committed to the company, its shareholders, and enhancing shareholder value. We look forward to your participation at the Annual General Meeting. Thank you for your support of SiriusPoint Ltd.

Sincerely,

SIDDHARTHA SANKARAN Chief Executive Officer & Chairman
April 14, 2022

Safe Harbor Statement Regarding Forward-Looking Statements

This letter and the accompanying proxy statement include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future plans and profitability. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the risk factors listed in our most recent Annual Report on Form 10-K and subsequent periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information or otherwise.

SiriusPoint Ltd. | Point Building |3 Waterloo Lane | Pembroke HM 08, Bermuda 1 (441) 542-3333 | siriuspt.com

NOTICE OF 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF SIRIUSPOINT LTD.

WHEN	VIRTUAL WEBCAST	RECORD DATE
Thursday, May 19, 2022 10:00 a.m., Atlantic Daylight Time	Via live audio webcast at www.meetnow.global/MSAPPAV	April 1, 2022

ITEMS OF BUSINESS		BOARD RECOMMENDATIONS
1	Election of three Class III director nominees named in the proxy statement for election to a 3-year term, expiring in 2025	FOR	each nominee

•Siddhartha Sankaran •Rafe de la Gueronniere •Sharon M. Ludlow

2	Approval, by a non-binding advisory vote, of the executive compensation payable to the Company’s named executive officers (“NEOs”) (Say-on-Pay)	FOR

3
Approval of:
(i)the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent auditor, to serve until the Annual General Meeting to be held in 2023; and
(ii)the authorization of our Board of Directors, acting by the Audit Committee, to determine PwC’s remuneration
FOR

4	Transaction of any other business as may properly come before the Annual General Meeting and any adjournments or postponements thereof
Our audited financial statements as of and for the year ended December 31, 2021, as approved by our Board of Directors, will be presented at the 2022 Annual General Meeting, pursuant to the provisions of the Companies Act 1981 of Bermuda, as amended, and the Bye-laws of SiriusPoint Ltd. (the “Company,” “SiriusPoint,” “we,” “our” or “us”).
Shareholders of record at the close of business on April 1, 2022 are entitled to notice of and to vote at the Annual General Meeting and any adjournments or postponements thereof.
Even if you plan to attend the Annual General Meeting virtually, you are encouraged to submit your proxy as soon as possible. You may vote your shares by Internet, telephone or mail pursuant to the instructions included in the proxy card or voting instruction form. If you attend the Annual General Meeting virtually and want to revoke your previously submitted proxy, you may do so as described in the accompanying proxy statement and vote during the meeting on all matters properly brought before the Annual General Meeting.
If you hold shares beneficially in street name, you may direct your vote in the manner prescribed by your broker, bank or other nominee or you may vote during the Annual General Meeting. Please refer to the voting instruction form included by your broker, bank or nominee.

NOTICE OF 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF SIRIUSPOINT LTD.
You can find detailed information regarding voting in the section entitled “General Information” in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2022	By Order of the Board of Directors, LISA M. TANZI Deputy General Counsel & Secretary April 14, 2022 Pembroke, Bermuda
The Company’s notice of the Annual General Meeting, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available on: www.edocumentview.doc/SPNT.

TABLE OF CONTENTS

1	PROXY SUMMARY

10	BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
10	PROPOSAL 1―ELECTION OF DIRECTORS
11	Board of Directors
11	Election and Classification of Directors
12	Certain Investor Rights
12	Board of Directors Following the Annual General Meeting
14	Information Regarding the Class III Director Nominees for Election to the Board
17	Continuing Directors
21	Corporate Governance Framework
23	Director Independence
24	Board Meetings and Attendance at the Annual General Meeting
26	Board Leadership Structure
28	Board and Board Committee Performance Evaluations
31	Risk Management and Oversight
33	Committees of the Board of Directors
36	Committees of the Board of Directors―Post-Annual General Meeting
36	Environmental and Social Responsibility
41	Shareholder Engagement
42	Director Nominating Process and Diversity
43	Outside Advisors
43	Committee Charters
45	Compensation Committee Interlocks and Insider Participation
45	Certain Relationships and Related Party Transactions
49	Communications with the Board of Directors

51	Director Compensation

54	EXECUTIVE OFFICERS
59	EXECUTIVE COMPENSATION
59	PROPOSAL 2―ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
59	Compensation Discussion and Analysis
80	Compensation Risk Assessment
80	Compensation Committee Report
81	Compensation Tables
102	CEO Pay Ratio Disclosure
104	Equity Compensation Plans

105	AUDIT MATTERS
105	PROPOSAL 3―APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION TO DETERMINE AUDITOR’S REMUNERATION
106	Fees Paid to PricewaterhouseCoopers LLP and Ernst & Young Ltd.
106	Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
108	Report of the Audit Committee

110	STOCK OWNERSHIP INFORMATION
110	Beneficial Ownership of the Company’s Common Shares
113	Delinquent Section 16(a) Reports

114	INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING
114	General Information
114	Questions and Answers

125	ADDITIONAL INFORMATION
125	Householding of Proxy Materials
125	Submitting Proxy Proposals and Director Nominations for the Next Annual General Meeting
127	Other Matters

PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider before voting. You should read the entire proxy statement carefully for a full understanding of the matters to be presented at the upcoming Annual General Meeting. Please note that information available on our website is not incorporated by reference into this proxy statement.
2022 ANNUAL GENERAL MEETING

WHEN	VIRTUAL WEBCAST	RECORD DATE
Thursday, May 19, 2022 10:00 a.m., Atlantic Daylight Time	Via live audio webcast at www.meetnow.global/MSAPPAV	April 1, 2022

1	Election of three Class III director nominees for election to a 3-year term, expiring in 2025		FOR each nominee	10

	•Siddhartha Sankaran •Rafe de la Gueronniere	•Sharon M. Ludlow

2	Approval, by a non-binding advisory vote, of the executive compensation payable to the Company’s NEOs (Say-on-Pay)		FOR	59

3	Approval of: (i)the appointment of PwC as our independent auditor, to serve until the Annual General Meeting to be held in 2023; and (ii)the authorization of our Board of Directors, acting by the Audit Committee, to determine PwC’s remuneration		FOR	105

4	Transaction of any other business as may properly come before the Annual General Meeting and any adjournments or postponements thereof

HOW TO VOTE
Your vote is important. Even if you plan to attend the meeting, we encourage you to vote as soon as possible using one of the following methods. Have your proxy card or voting instruction form with the control number provided and follow the instructions.

	INTERNET	TELEPHONE	MOBILE DEVICE	MAIL	AT THE MEETING
Registered Holders (your shares are held directly with our transfer agent, Computershare)	envisionreports.com/ SPNT 24/7	Within the United States and Canada, 1-800-652-VOTE (8683) (toll-free, 24/7)	Scan the QR code	Return a properly executed proxy card	Attend the annual general meeting and cast your ballot
Beneficial Owners (holders in street name)	www.proxyvote.com 24/7	Within the United States and Canada, 1-800-454-8683 (toll-free, 24/7)	Scan the QR code	Return a properly executed voting instruction form, depending upon the method(s) your broker, bank or other nominee makes available	To attend the annual general meeting, you will need proof of ownership and a legal proxy from your broker, bank or other nominee

ABOUT SIRIUSPOINT

WE SEEK OUT INNOVATIVE WAYS TO MANAGE RISK AND FIND SOLUTIONS FOR THE PEOPLE AND BUSINESSES WE SERVE.
HERE ARE SOME PRINCIPLES THAT DEFINE US.
    We are entrepreneurs, innovators and problem solvers.
    We are headquartered in Bermuda with a unique global brand network that includes offices in Bermuda, Europe, the United States and Asia.
    We have licenses to write property, casualty and accident & health insurance and reinsurance globally.
    We are publicly listed on the New York Stock Exchange under the ticker SPNT.
    As of December 31, 2021, we had common shareholders’ equity of $2.3 billion, total capital of $3.3 billion and total assets of $10.6 billion.
    Our $3.3 billion capital base makes us large enough to compete with our peers and to be meaningful in the marketplace, while being small enough to move quickly in a fast-changing environment.
    We are an innovative partner that combines data and creativity to underwrite risks with skill and discipline.
    We aim to be a highly diversified business with a sustainable and scalable underwriting platform and a portfolio of insurance related service businesses.
    We seek to leverage our underwriting talent and capabilities, proven management expertise and geographic footprint, to build on our existing portfolio and identify new opportunities to create value.
    We enjoy what we do, believe that it matters and take pride in our Company and its role in our communities.
    We provide our customers and communities with essential support when they need it most.
    We plan to grow our business, create value and positively impact a changing world by being the most adaptive and responsive (re)insurer.
BUSINESS SEGMENTS
SiriusPoint reports on two operating segments: Reinsurance and Insurance & Services. Previously, we managed our business in four reportable segments: Specialty, Accident & Health (“A&H”), Property, and Runoff & Other. This change better reflects the management structure of SiriusPoint and provides greater transparency into the growing contribution from our MGAs and other strategic partnerships. Within our segments, we underwrite a variety of (re)insurance products. These are:

Reinsurance
Aviation & Space	Aviation operations and satellite insurance
Casualty	Cross section of all Casualty lines including General Liability, Umbrella, Auto, Workers' Compensation, Professional Liability and others

Contingency	Event cancellation and non-appearance. We offer this class on a treaty reinsurance basis selectively for a few key clients.
Credit & Bond	Short-term Commercial Credit and Bond Reinsurance
Marine & Energy	Marine Reinsurance and yacht insurance
Mortgage	Mortgage Reinsurance & Retrocession
Property	Property Catastrophe Excess Reinsurance, Agriculture Reinsurance and Property Risk and Pro-Rata on a worldwide basis
Insurance & Services
Accident & Health	A&H coverage, and our MGA units which include ArmadaCorp and International Medical Group (IMG)
Environmental	Environmental Insurance book in the U.S.
Workers' Compensation	U.S. state-mandated Workers' Compensation Insurance coverage
Other	Property and Casualty lines, including but not limited to Property, General Liability, Excess Liability, Commercial Auto, Professional Liability, D&O, Cyber and other Specialty classes
SiriusPoint’s Operational Priorities
We have completed a transformational year, merging two companies into one unique platform and culture. To position us for profitable and sustainable growth, we are focusing on three operational priorities: re-underwrite our reinsurance portfolio, grow our Insurance & Services segment, and de-risk our capital investments portfolio.
Re-underwrite Reinsurance
Over the course of 2021, we completed an intensive review of the reinsurance portfolio resulting in a comprehensive re-underwriting of our book. We non-renewed or exited various specialty and casualty contracts, remediating the legacy books, and we added attractive specialty and casualty business to the portfolio. As a result of these changes, we will have a smaller global property book with an expected reduced volatility profile, an improved and differentiated global specialty and casualty business, a more balanced business profile, and a mix shift from reinsurance to insurance.
Grow Insurance & Services
Our global licenses, robust balance sheet, nimble operating structure, and minimal conflicts of interest, enable us to be the partner of choice for MGAs. We are offering an alternative to insurance entrepreneurs who are launching disruptive businesses to improve the delivery of solutions to insurance clients and customers. We can provide not just backing and distribution but also expertise to help to manage the paper and balance sheets, offering underwriting advice, growth capital, and IPO support – much more than a typical reinsurance relationship. We often align incentives with MGAs by taking investment stakes. We make both controlling and non-controlling equity investments and debt investments in MGAs and other insurance-related business. Through the MGA model, we obtain access to insurance businesses at a lower acquisition cost, often in unique and specialized classes of business. Our strong ceded reinsurance operation provides us with the flexibility to adjust the volume of business retained on our balance sheet as we optimize our capital allocation. We benefit from fee income, such as fronting fees, through our investment stakes in MGAs and for services we provide to MGAs. Insurance & Services revenue allows us to diversify away from our traditional reinsurance portfolio and generally has lower capital requirements. In addition, service fees from MGAs and their insurance products are generally not as prone to the volatile underwriting cycle that is common in the reinsurance marketplace. We have established a strong growth trajectory with the MGA model in 2021 and look to continue building on this success in the coming years.

De-risk Capital Investments Portfolio
We are repositioning our investment portfolio to reduce our exposure to market volatility, to take advantage of opportunities to improve risk-adjusted returns across asset classes, and free up capital to support the growth of our Insurance & Services business. During the fourth quarter of 2021 and the first quarter of 2022, we reallocated $550 million from the TP Enhanced Fund to cash and fixed income investments. We have also shed legacy assets where we cannot generate sustainable margins that enhance our overall return, including reducing our retained net legacy reserves to free up capital for redeployment. We believe we are well positioned to fulfill our objectives by virtue of: the experience and skill of our management team, our integrated and flexible underwriting and operating platform, our financial strength, our strong relationships with brokers and customers, our commitment to superior service, and our proprietary modeling technology. We consider our investment expertise and ongoing relationship with Third Point LLC to be a strategic differentiator on our returns. We are focused on reducing volatility and creating an investment portfolio with a fixed income weighting percentage more in line with peer property/ casualty reinsurers.

BOARD OF DIRECTORS OVERVIEW

DIRECTOR AND PRINCIPAL OCCUPATION	AGE	DIRECTOR SINCE	INDEPENDENT	COMMITTEE MEMBERSHIP
				AUDIT	COMPENSATION	GOVERNANCE & NOMINATING	INVESTMENT	RISK & CAPITAL MANAGEMENT
CLASS III DIRECTORS, NOMINEES FOR ELECTION TO TERMS EXPIRING IN 2025
Rafe de la Gueronniere Former Vice Chair, New Providence Asset Management	69	2013	I
Sharon M. Ludlow Former President, Aviva Insurance Company of Canada	55	2021	I
Siddhartha (Sid) Sankaran Chief Executive Officer, SiriusPoint	44	2019; since 2020
CLASS I DIRECTORS, TERMS EXPIRING IN 2023
Gretchen A. Hayes Managing Director, Sandbox Industries	66	2018	I
Franklin (Tad) Montross IV Former Chairman and CEO, General Re Corporation	66	2021	I
Peter Wei Han Tan Chairman, CMIG International Holding Pte. Ltd. and CM Bermuda Ltd.	49	2021
CLASS II DIRECTORS, TERMS EXPIRING IN 2024
Mehdi A. Mahmud President and CEO, First Eagle Investment Management; and President, First Eagle Funds	49	2020	I
Jason Robart Co-Founder and Managing Partner of Seae Ventures	56	2022	I
Joshua L. Targoff Partner, General Counsel and Chief Operating Officer, Third Point LLC	52	2011

Committee Chair	Committee Member	Chairman of the Board	Lead Independent Director	I	Independent Director	Audit Committee financial expert

DIRECTOR ATTRIBUTES
Our board is comprised of 9 directors, 6 of which are independent. We believe our Board is well-balanced, reflecting diversity by age, gender, viewpoints, work experience, skills and expertise and race/ethnicity, including 1 director that identifies as African-American, 3 directors that identify as Asian and 2 women directors. Our directors come from a variety of industries and have served in senior management and leadership positions, such as founders of companies, CEOs, CFOs, chief strategy officers and insurance industry executives. The Board has focused on identifying and appointing new directors with diverse skill sets to advise the Company as it focuses on its digital transformation and business turnaround. Below is a chart demonstrating the steps we have taken in recent years to diversify our Board by race, gender, ethnicity and professional experience and skills.
BOARD REFRESHMENT
We have added 8 new directors to our Board since 2018, including 2 women and 4 diverse men, representing 67% of our current Board. Two of our longer-term directors have recently stepped down from the Board, with Mr. Dowling’s resignation from the board on December 31, 2021 and Mr. Parkin’s resignation from the Board on April 6, 2022. Our annual Board evaluation process and director retirement policy at age 75 facilitates Board refreshment.

2018	2019	2020	2021	2022

1 new director joined	2 new directors joined	1 new director joined	3 new directors joined	1 new director joined
•Gretchen A. Hayes	•Joseph L. Dowling III •Siddhartha Sankaran	•Mehdi A. Mahmud	•Franklin Montross IV •Peter Wei Han Tan •Sharon M. Ludlow	•Jason Robart

CORPORATE GOVERNANCE HIGHLIGHTS
CORPORATE GOVERNANCE POLICIES AND PRACTICES

CORPORATE GOVERNANCE BEST PRACTICES
Board Structure and Independence
6 of our 9 directors are independent, including all committee chairs	Regular executive sessions of independent directors led by the Lead Independent Director at each regularly scheduled Board meeting without management present
67% of our directors are women or ethnically/racially diverse	Annual director self-evaluation and committee assessment to ensure Board effectiveness
Strong, experienced Lead Independent Director with explicit duties and responsibilities	Annual Board and committee evaluations and external Board assessment every third year
Balance of new and experienced directors and elected three new directors in 2021 and one new director in 2022	In 2021, all directors attended 100% of Board and committee meetings
Highly skilled directors with diverse experience and backgrounds that provide a range of viewpoints and perspectives	Adopted director resignation policy in 2021 in the event a director does not achieve a majority of votes at election
The Compensation Committee oversees the Company’s strategies related to diversity, equity and inclusion initiatives and key talent metrics
Board Oversight
Oversees the Company’s annual business plan and corporate strategy	Proactive, comprehensive and strategic Board and senior management succession planning
Director access to experts and advisors, both internal and external	The Governance and Nominating Committee oversees Environmental, Social & Governance matters
Strong risk management overseen by a separate Risk & Capital Management Committee	Annual dedicated meeting focused on Company strategy
Dedicated oversight over cybersecurity risk by Risk & Capital Management Committee	Annual review of all corporate governance policies and committee charters to include best practices
Strong Corporate Governance Practices
Prohibition on hedging and pledging transactions by executive officers and directors	Active and ongoing shareholder engagement
Strong policy on public company board service resulting in no overboarded directors	Comprehensive clawback policy for senior executives
Robust Code of Business Conduct and Ethics with annual certification requirement	Robust risk assessment of executive compensation program, policies and practices
Director orientation and continuing education	Strong commitment to Environmental, Social & Governance responsibility
Director retirement policy at age 75	Significant share ownership requirements for senior executives and directors

Our corporate governance documents, including charters of our Audit, Compensation, Governance and Nominating and Investment Committees, Code of Business Conduct and Ethics, Corporate Governance Guidelines, Board of Directors Communications Policy, Environmental Policy Statement and Related Person Transaction Policy are available on our website: investors.siriuspt.com/governance/governance-documents.

CORPORATE SOCIAL RESPONSIBILITY AND ESG
As a global provider of risk protection to communities, businesses and governments around the world, Environmental, Social and Governance (“ESG”) considerations are at the heart of what we do. The values of sound risk management, good governance, sustainability and social responsibility are considered in how we operate our business and engage with our colleagues, clients and communities. The Governance and Nominating Committee oversees ESG practices and has ESG as a standing agenda item at each quarterly meeting. Our ESG Council, led by the Company’s Chief Legal Officer, is comprised of cross-functional leaders from across our business, and drives our ESG strategy and initiatives across the Company.
ESG Highlights
Following our acquisition (the “Merger”) of Sirius International Insurance Group, Ltd. (“Sirius Group”) in February 2021, SiriusPoint established an ESG Council to develop the Company’s ESG strategy and drive initiatives in furtherance of that strategy. Last year was a foundational year for the Company in terms of ESG. As discussed further on page 40, the Company made significant progress on its ESG journey in 2021. For more information about our ESG Initiatives, please see our website, https://www.siriuspt.com/esg/.
EXECUTIVE COMPENSATION HIGHLIGHTS
Our executive compensation program is designed to support the longevity and stability of the Company by driving long-term business outcomes, promoting strong governance practices and encouraging responsible risk-taking. This is achieved by linking individual pay with the Company’s performance on a diverse set of measures as well as financial and strategic goals. Most senior executives’ compensation is variable and covers annual and multi-year performance periods. Long-term incentive awards are designed to align executives with the Company’s long-term performance using performance-based equity awards in the form of restricted share units and stock options. Our executive compensation program, including compensation principles and strategy, is discussed in detail under the Compensation Discussion and Analysis section of this proxy statement.

Managed Substantial Executive Team Transition	Provided Sign-On Grants to Attract and Retain Talent	Significant Majority of NEOs’ Direct Compensation was At-Risk

2021 TOTAL TARGET COMPENSATION MIX

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

PROPOSAL 1	ELECTION OF DIRECTORS
TO ELECT THREE CLASS III DIRECTORS TO OUR BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2025 OR UNTIL THEIR OFFICE SHALL OTHERWISE BE VACATED PURSUANT TO OUR BYE-LAWS

Mr. de la Gueronniere, Ms. Ludlow and Mr. Sankaran have been nominated for election as Class III directors to serve until the annual general meeting of shareholders to be held in 2025. Ms. Ludlow was identified as a suitable addition to our Board through a management referral. Each director will hold his or her respective office until his or her successor has been elected and qualified or until the director’s office shall otherwise be vacated pursuant to our Bye-laws. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the three director nominees named above. The Board has proposed and recommended that each nominee be elected to hold office as described above. If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a director the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy.
If a quorum is present at the Annual General Meeting, each director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the nominees who receive the largest number of “FOR” votes cast will be elected as a director. For further information, see the answers to the questions “What is the quorum requirement for the Annual General Meeting?” and “What is the voting requirement to approve each of the proposals?”
The age, business experience, qualifications and directorships in other companies of each nominee for election are set forth herein under the section entitled “Information Regarding the Class III Director Nominees for Election to the Board.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ELECTION OF EACH OF THE CLASS III DIRECTOR NOMINEES TO THE BOARD.

BOARD OF DIRECTORS
Our business and affairs are managed under the direction of the Board which is the Company’s ultimate decision-making body, other than those matters reserved for the Company’s shareholders.
The Board also oversees the Company’s business strategy and planning, as well as the performance of the Company’s management in executing the Company’s business strategy, assessing and managing risks and managing the Company’s day-to-day operations. The size of the Board may be fixed from time to time by our Board as provided in our Bye-laws. The Board currently consists of 9 directors. See “―Election and Classification of Directors.”
ELECTION AND CLASSIFICATION OF DIRECTORS
Three Class III directors will be elected at this year’s Annual General Meeting. The Class III directors elected at the Annual General Meeting will serve until the annual general meeting of shareholders to be held in 2025 when each such director’s successor is duly elected and qualified, or any such director’s earlier death, disability, disqualification, resignation or removal.
In accordance with our Bye-laws, the Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. At each annual general meeting of shareholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve for a three-year term until the third annual general meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with the Bye-laws. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. For information regarding the applicable voting standards for the election of directors, see the section entitled “Information About the Annual General Meeting and Voting—What is the voting requirement to approve each of the proposals?”
The Board feels strongly that a stable and consistent Board that understands the Company is vital to its transformation and turnaround. Since the Company merged with Sirius Group on February 26, 2021, the new management team has committed to the strategy to improve the financial performance of the Company as well as transform the business to provide for long-term success. The classified board, a feature of corporate governance that has been common for nearly a century, provides enhanced continuity and stability in the Board's oversight of the implementation of the Company’s new strategy. During this period of transformation, two-thirds of the directors will have had prior experience and familiarity with oversight of the Company's business and affairs while still annually providing an opportunity for the election of one-third of the Board with new directors. This structure enables the Board to build on past experience and plan for the transformation and turnaround during a reasonable period into the future. Further, a classified board encourages a long-term focus in overseeing the management of the strategy, business and affairs of the Company, and allows our directors to focus their attention on long-term shareholder value. If directors were up for election every year, they could feel pressure to generate short-term returns and this would be counter-productive in an environment where the Company is focused on a multi-year transformation strategy.
A classified board also fosters board independence as independent board members are provided with time to cultivate an understanding of the Company's business and operations, making them less reliant on management's perspective.

In addition to providing stability among the directors, a classified board helps the Company attract and retain highly qualified individuals willing to commit the time and resources necessary to understand the Company and its management, operations and competitive environment. In addition, in the event that the Company becomes subject to an unsolicited takeover proposal, a classified board permits greater time and a more orderly process for directors to consider any takeover bids and to explore all alternatives to maximize shareholder value. A classified board also makes it more likely that persons who may seek to acquire control of the Company will initiate such action through negotiations with the Board. By reducing the threat of an abrupt change in the composition of the entire Board, classification of directors provides the Board with an adequate opportunity to fulfill its duties to the Company's shareholders to review any takeover proposal, study appropriate alternatives and act in the best interests of the Company and its shareholders.
As a result of these factors, the Board has determined that maintaining a classified Board is in the best interests of the Company, its shareholders, clients and employees at this time.
CERTAIN INVESTOR RIGHTS
Certain of our investors have Board observer rights. For more information about these rights, see the Daniel S. Loeb Investor Rights Agreement (as defined herein) and the CMB Investor Rights Agreement (as defined herein) described in the section “Certain Relationships and Related Party Transactions.”
BOARD OF DIRECTORS FOLLOWING THE ANNUAL GENERAL MEETING
Subject to the election of the nominees for Class III directors set forth in Proposal 1, the following table sets forth information regarding individuals who will serve as members of the Board following the Annual General Meeting.

CLASS I	CLASS II	CLASS III
TERMS EXPIRING AT THE 2023 ANNUAL GENERAL MEETING	TERMS EXPIRING AT THE 2024 ANNUAL GENERAL MEETING	NOMINEES FOR ELECTION TO TERMS EXPIRING AT THE 2025 ANNUAL GENERAL MEETING
•Gretchen A. Hayes •Franklin Montross IV •Peter Wei Han Tan	•Mehdi A. Mahmud •Jason Robart •Joshua L. Targoff	•Rafe de la Gueronniere •Sharon M. Ludlow •Siddhartha Sankaran «

«	Chief Executive Officer & Chairman of the Board	Lead Independent Director

QUALIFICATIONS
In considering candidates for the Board of Directors, the Governance and Nominating Committee takes into account the Company’s Corporate Governance Guidelines and all other factors deemed appropriate by the Governance and Nominating Committee. The Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Governance and Nominating Committee will recommend to the Board appropriate criteria for the selection of new directors in accordance with New York Stock Exchange listing standards and based on the strategic needs of the Company and the Board. In evaluating suitability of director candidates and when considering whether to nominate a director for re-election as appropriate, the Governance and Nominating Committee and the Board take into account many factors as approved by the Board from time to time, such as general understanding of various business disciplines (i.e. finance, technology), tenure on the Company’s Board, experience in the Company’s business (reinsurance/insurance), educational and professional background, analytical ability, independence, diversity of experience, viewpoints and backgrounds, willingness to devote adequate time to Board duties and ability to act in and represent the balanced best interests of the Company and its shareholders as a whole, rather than special constituencies. In selecting directors the Board requires a diverse candidate pool (including at least two diverse candidates) for all director searches and evaluates a nominee’s experience, gender, race, age, ethnicity, national origin, sexual orientation, skills and other qualities. The Board evaluates each director candidate in the context of the Board as a whole with the objective of retaining a group that is best equipped to help ensure the Company’s success and represent shareholders’ interests through sound judgment. The Governance and Nominating Committee periodically reviews the criteria adopted by the Board and, if deemed desirable, recommends to the Board changes to such criteria.

Our Board exhibits the right skills to constructively challenge management and guide us on our strategy. The chart below highlights the skills and experience of each our highly qualified directors.

BOARD SKILLS AND EXPERIENCE

DIRECTOR QUALIFICATIONS, SKILLS AND EXPERIENCE
DIRECTOR	Board of Directors Service	CEO/ Business Head	Corporate Governance	Financial Literacy/ Accounting	Financial Services Industry	International/ Global Business	Investment Industry	Regulatory/ Government	(Re)insurance Industry	Risk Management	Digital Strategy
Rafe de la Gueronniere	■	■	■		■	■	■			■
Gretchen A. Hayes	■	■	■	■	■	■			■	■	■
Sharon M. Ludlow	■	■	■	■	■	■	■	■	■	■	■
Mehdi A. Mahmud	■	■	■	■	■	■	■			■	■
Franklin Montross IV	■	■	■	■	■	■		■	■	■
Jason Robart	■	■		■	■	■	■	■	■	■	■
Siddhartha Sankaran	■	■	■	■	■	■	■	■	■	■	■
Peter Wei Han Tan	■	■	■	■	■	■	■	■	■	■	■
Joshua L. Targoff	■	■	■	■	■	■	■	■		■
Totals	9/9	9/9	8/9	8/9	9/9	9/9	7/9	6/9	6/9	9/9	6/9

INFORMATION REGARDING THE CLASS III DIRECTOR NOMINEES FOR ELECTION TO THE BOARD
Set forth below is biographical information concerning the nominees standing for election at the Annual General Meeting. Included in the biographical information for the nominee is a description of each nominee’s specific experience, qualifications, attributes and skills that the Governance and Nominating Committee and the Board considered in determining whether to recommend the nominee for election to the Board. Our director nominees hold and have held senior positions as leaders of various large, complex businesses and organizations, demonstrating their ability to develop and execute significant policy and operational objectives at the highest levels. Our nominees include current and former chief executive officers, chief financial officers, founders and members of senior management of large, global businesses. Our Board considered all of the aforementioned attributes when deciding to re-nominate the following directors.

SIDDHARTHA SANKARAN
KEY EXPERIENCE AND QUALIFICATIONS
The Board considered Mr. Sankaran’s extensive industry experience and service as the Chief Financial Officer to other companies, including AIG and Oscar Health, and Mr. Sankaran’s experience as CEO of the Company and Chairman of the Board, and concluded that Mr. Sankaran should continue to serve as a director because he brings a diverse set of skills, breadth of knowledge and valuable financial, strategic and risk management experience to our Board.
CAREER HIGHLIGHTS
•SiriusPoint Ltd.
◦Chief Executive Officer (February 26, 2021 to present)
•Oscar Health, Inc., a technology-driven health care company
◦Chief Financial Officer (March 2019 to March 2021)

•American International Group, Inc., (“AIG”), an insurance company
◦Chief Financial Officer (January 2016 to December 2018)
◦Chief Risk Officer (November 2010 to December 2015)
•Oliver Wyman Financial Services
◦Partner in the Finance and Risk Practice (1999 to 2010)
OTHER CURRENT PUBLIC COMPANY BOARDS
•Oscar Health, Inc., Chair of the Finance, Risk and Investment Committee
EDUCATION
•Bachelor of Mathematics degree, with a major in Actuarial Science, graduated with distinction, University of Waterloo

CLASS III Age 44 Chairman of the Board since August 2020 Director since August 2019

RAFE DE LA GUERONNIERE
KEY EXPERIENCE AND QUALIFICATIONS
The Board considered Mr. de la Gueronniere’s more than 40 years’ experience in the investment and banking industries and his qualification as an independent director and concluded that Mr. de la Gueronniere should continue to serve as a director and lead independent director given his deep understanding of SiriusPoint and because he brings his expertise and extensive knowledge in fixed income, equity investing and foreign exchange trading to our Board.
CAREER HIGHLIGHTS
•New Providence Asset Management, founded in 2003
◦Vice Chair and Co-Founder (2003 to 2015)
•Mariner Investment Group
◦Principal (1999 to 2003)
•Discount Corporation of New York
◦Chairman
•J.P. Morgan & Co.
◦Senior Vice President, responsible for the fixed income and precious metals businesses

•He has more than 40 years of experience in fixed income, equity investing, foreign exchange and the precious metals business
PRIOR PUBLIC COMPANY BOARDS
•Paine Webber, Inc., Member of the Management Committee
PRIOR DIRECTORSHIPS AND ENGAGEMENTS
•John D. and Catherine T. MacArthur Foundation, Member of the Investment Committee
•Taft School, Trustee and Investment Committee Chair
•Far Hills Country Day School, Trustee and Investment Committee Chair
•U.S. Treasury Debt Management Advisory Committee, longstanding member
EDUCATION
•BA in English, Brown University

CLASS III Age 69 Independent Director since November 2013 Lead Independent Director Committees •Governance and Nominating •Investment

SHARON M. LUDLOW
KEY EXPERIENCE AND QUALIFICATIONS
The Board concluded that Ms. Ludlow should continue to serve as a director because of her more than 25 years of experience in the life & health and property & casualty re-insurance industries and her qualification as an independent director and as a financial expert.
CAREER HIGHLIGHTS
•Aviva Insurance Company of Canada
◦President (2014 to 2016)
•Swiss Re Canada
◦President & CEO (2010 to 2014)
•OMERS, one of Canada’s largest defined benefit pension plans
◦Advisor on global investment strategy in the insurance sector

OTHER CURRENT PRIVATE COMPANY DIRECTORSHIPS AND ENGAGEMENTS
•Green Shield Canada, Director and Chair of the Audit and Risk Committee
•EIS Group, Director and Chair of the Audit Committee
•Soteria Finance Holdings Limited, Director and Chair of the Audit and Risk Committee
•Lombard International Group, Director and Chair of the Audit and Risk Committee
EDUCATION
•Institute of Corporate Directors designation (ICD.D)
•Graduate of the Corporate Directors program, Rotman School of Management, University of Toronto
•Fellow Chartered Professional Accountant/ Chartered Accountant (FCPA, FCA Canada)
•Bachelor of Commerce, University of Toronto

CLASS III Age 55 Independent Director since February 2021 Committees •Audit •Risk and Capital Management

CONTINUING DIRECTORS
The biographical information for the directors whose terms will continue after the Annual General Meeting and will expire at the annual general meeting to be held in 2023 (Class I) or the annual general meeting to be held in 2024 (Class II) are listed below.
CLASS I DIRECTORS, SERVING IN OFFICE UNTIL THE 2023 ANNUAL GENERAL MEETING

GRETCHEN A. HAYES
KEY EXPERIENCE AND QUALIFICATIONS
The Board considered Ms. Hayes’s extensive experience in the insurance industry and her qualification as an independent director and concluded that Ms. Hayes should continue to serve as a director because she brings significant underwriting, technology, operational, business development, and leadership skills to our Board.

CAREER HIGHLIGHTS
•Sandbox Industries, a sponsor of sector-based venture funds
◦Managing Director (October 2020 to present)
•Sandbox InsurTech Ventures, a venture capital fund that invests in InsurTech innovation and provides related strategic advantages to its investors
◦Managing Director (September 2017 to October 2020)
•Guy Carpenter (Marsh & McLennan)
◦Managing Director, Strategic Advisory Group, (May 2013 to December 2016)

◦responsible for developing and leading the firm's InsurTech investment and partnership strategy
•AIG
◦Over a 25-year career with AIG, Ms. Hayes held a variety of operational, underwriting and executive leadership positions, including:
•President of AIG’s Strategic Relationship Group, which led revenue growth strategies for AIG's largest global clients
•President of the Global Trade Credit Division
•Chief Diversity Officer

EDUCATION
•BA in English and Economics, University of the Pacific

CLASS I Age 66 Independent Director since May 2018 Committees •Compensation •Governance and Nominating

FRANKLIN MONTROSS IV
KEY EXPERIENCE AND QUALIFICATIONS
The Board concluded that Mr. Montross should continue to serve as a director because of his extensive experience in the property & casualty insurance industries and his qualification as an independent director.
CAREER HIGHLIGHTS
•General Re Corporation
◦Chairman and CEO (April 2009 to December 2016)
◦Member of Gen Re’s Executive Committee and the group’s President and Chief Underwriting Officer, with responsibilities including Treaty underwriting, actuarial and claims (2001)

•General Re Corporation (continued)
◦Held a number of positions of increasing responsibility, both in the U.S. and internationally, including Chief Underwriter for the Treaty business
◦Began his career as a Casualty Facultative underwriter (1978)
EDUCATION
•BA in Economics, Harvard College

CLASS I Age 66 Independent Director since February 2021 Committees •Audit •Compensation •Governance and Nominating •Risk and Capital Management

PETER WEI HAN TAN
KEY EXPERIENCE AND QUALIFICATIONS
The Board concluded that Mr. Tan should continue to serve as a director because of his extensive investment experience working with over 40 investments in China, 12 of which eventually publicly listed on international stock exchanges and his service as the Chairman of CMIG International Holding Pte Ltd. and CM Bermuda Ltd.
CAREER HIGHLIGHTS
•CMIG International Holding Pte. Ltd. (“CMIG International”), an investment services company
•Current Chairman
•CM Bermuda Ltd. (“CM Bermuda”), an investment services company
•Current Chairman
•IDI, Inc.
•Chief Executive Officer (2012)
•SIG China, Susquehanna International Group’s private equity and venture capital fund
•Partner and member of the founding team

•White & Case LLP - Attorney (2003)
•Perkins Coie LLP - Attorney (1997)
OTHER CURRENT DIRECTORSHIPS AND ENGAGEMENTS
•Skandia Holding de Colombia, S.A., Non-Executive Director
•LuxAviation Group, Director
PRIOR DIRECTORSHIPS AND ENGAGEMENTS
•Chongqing Zongjin Investment Co., Ltd, the financial arm of Zongshen Industrial Group, Chairman
•Israel Infinity Agriculture, Director
•Harbour Air, Non-executive Director
•Mr. Tan formerly served on the board of multiple companies prior to their U.S. listing, including:
◦Home Inns (NASDAQ: HMIN)
◦E-House (NYSE: EJ)
◦Bona Entertainment Group (NASDAQ: BONA)
EDUCATION
•LL.B Honors, the National University of Singapore

CLASS I Age 49 Director since February 2021 Committees •Investment •Risk and Capital Management

CLASS II DIRECTORS, SERVING IN OFFICE UNTIL THE 2024 ANNUAL GENERAL MEETING

MEHDI A. MAHMUD
KEY EXPERIENCE AND QUALIFICATIONS
The Board considered Mr. Mahmud’s extensive leadership, digital strategy and investment experience and his qualification as an independent director, and concluded that Mr. Mahmud should continue to serve as a director because he brings significant experience in managing investment portfolios to the Board.
CAREER HIGHLIGHTS
•First Eagle Investment Management, an investment management company and adviser to First Eagle Funds
◦President and Chief Executive Officer (March 2016 to present)
•First Eagle Funds, an investment fund
◦President (March 2016 to present)
•Jennison Associates
◦CEO and Chairman of the Board (2003 to 2016)

•Jennison Associates (continued)
◦Held several senior management positions relating to:
•product and business strategy
•investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities
•oversight of key support areas, including institutional, retail and sub-advisory client activities
• J.P. Morgan Investment Management and Credit Suisse Asset Management
◦Served in a variety of investment and management roles
EDUCATION
•BS in Electrical Engineering, Yale University

CLASS II Age 49 Independent Director since August 2020 Committees •Compensation •Governance and Nominating •Investment •Risk and Capital Management

JASON ROBART
KEY EXPERIENCE AND QUALIFICATIONS
The Board considered Mr. Robart’s extensive experience as an accomplished executive and substantial experience in a range of areas including business strategy, healthcare, venture investing, digital strategy and human capital management. The Board concluded that he should serve on the Board because he brings extensive leadership experience in developing early stage growth and health insurance companies to the Board and his deep experience in human capital management.
CAREER HIGHLIGHTS
•Seae Ventures, a healthcare service and technology venture fund
◦Co-Founder and Managing Director (2019 to present)
•Blue Cross Blue Shield Massachusetts, an insurance company
◦Chief Strategy Officer (2011 to 2018)
•Zaffre Investments, a wholly-owned subsidiary of Blue Cross Blue Shield Massachusetts
◦President and Chief Executive Officer (2014 to 2018

•Mercer Human Resources Consulting
◦Principal (2003 to 2009)
•Ceridian Performance Partners, Canada
◦President

OTHER DIRECTORSHIPS AND ENGAGEMENTS
•Blue Cross Blue Shield, Vermont
•Several Seae companies, including Hurdle, Kiyatec, MyMeds and Moving Analytics

EDUCATION
•BA in Political Science, Middlebury College

CLASS II Age 56 Independent Director since March 2022 Committees •Audit •Compensation •Investment

JOSHUA L. TARGOFF
KEY EXPERIENCE AND QUALIFICATIONS
The Board considered Mr. Targoff’s extensive legal qualifications and experience as the General Counsel of Investment Banking for Jefferies & Company, Inc., and as a Partner and the General Counsel and Chief Operating Officer of Third Point LLC, and concluded that he should continue to serve on the Board because he brings experience in investment management, legal and regulatory matters, corporate governance, risk management and business development to the Board.
CAREER HIGHLIGHTS
•Third Point LLC, an investment adviser based in New York
◦Chief Operating Officer (2009 to present)
◦Partner and General Counsel (2008 to present)
•Jefferies & Company, Inc.
◦Partner and General Counsel (2003 to 2008)

•Debevoise & Plimpton LLP
◦Associate (1996 to 2003)
OTHER CURRENT DIRECTORSHIPS AND ENGAGEMENTS
•Third Point Third Point Offshore Investors Limited
EDUCATION
•Juris Doctor degree, Yale Law School
•BA in Political Science, Brown University

CLASS II Age 52 Director since December 2011 Chairman (February 2018 to August 2020) Committees •Risk and Capital Management

CORPORATE GOVERNANCE FRAMEWORK
Our Corporate Governance Guidelines, the charters of the standing committees of the Board (Audit, Compensation, Governance and Nominating, Investment, and Risk and Capital Management) and our Code of Business Conduct and Ethics provide the foundation of our governance framework. Key governance policies and processes also include our Whistleblower Policy, our comprehensive Enterprise Risk Management Program, our commitment to transparent financial reporting and our systems of internal checks and balances. Comprehensive management policies, many of which are approved at the Board and/or committee level, guide the Company’s operations. Our Board, along with management, regularly reviews our Corporate Governance Guidelines and practices to ensure that they are appropriate and reflect our Company’s mission, vision and values. In reviewing our Corporate Governance Guidelines and other key governance policies and practices, the Governance and Nominating Committee considers regulatory developments and trends in corporate governance.
These Corporate Governance Guidelines address, among other things:
•the composition and functions of the Board,
•director independence,
•compensation of directors,
•management succession and review,
•Board Committees, and
•selection of new directors.
The Code of Business Conduct and Ethics applies to our Board and all of our employees including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions in carrying out their responsibilities to, and on behalf of, SiriusPoint Ltd. If we make any amendments to the Code of Business Conduct and Ethics or grant any waiver that we are required to disclose, we will disclose the nature of such amendments or waiver on our website.

Director Resignation Policy
Under the Company’s Bye-laws, a nominee for director to SiriusPoint’s Board in an uncontested election is elected if he or she receives the most votes (up to the number of directors to be elected). Following a review of the Company corporate governance policies and Bye-laws, the Board determined to adopt a director resignation policy in the event a nominee for SiriusPoint’s Board receives a plurality of votes cast but less than an absolute majority of votes cast in an uncontested election. By accepting a nomination to stand for election or re-election as a director of the Company or an appointment as a director to fill a vacancy or new directorship, each candidate, nominee or appointee agrees that if, in an uncontested election of directors, he or she receives less than a majority of votes cast, the director shall promptly tender a written offer of resignation to the Chairman of the Board following certification of the shareholder vote from the meeting at which the election occurred. For purposes of this guideline, an “uncontested election of directors” is any election of directors in which the number of nominees for election does not exceed the number of directors to be elected.
The Nominating and Governance Committee of the Board will promptly consider the director's offer of resignation and recommend to the Board whether to accept the tendered resignation or to take some other action, such as rejecting the tendered resignation and addressing the apparent underlying causes of the less than majority vote.

In making this recommendation, the Nominating and Governance Committee will consider all factors deemed relevant by its members, including, without limitation, the stated reason or reasons why the shareholders cast “withhold” votes for the director (if ascertainable), the qualifications of the director whose resignation has been tendered, the director’s contributions to SiriusPoint, the overall composition of the Board and whether by accepting such resignation SiriusPoint will no longer be in compliance with any applicable law, rule, regulation or governing document (including New York Stock Exchange (“NYSE”) listing standards, federal securities laws or the Corporate Governance Guidelines), and whether or not accepting the resignation is in the best interests of SiriusPoint and its shareholders. The Board will act on the Nominating and Governance Committee's recommendation within 90 days following certification of the shareholders’ vote. In considering the Nominating and Governance Committee’s recommendation, the Board will consider the information, factors, and alternatives considered by the Nominating and Governance Committee and such additional information, factors and alternatives as the Board believes to be relevant.
Following the Board’s decision, SiriusPoint will promptly publicly disclose the Board’s decision (by press release, filing with the SEC or other public means of disclosure deemed appropriate).
Any director who tenders his or her offer of resignation pursuant to this policy shall not participate in any deliberations or actions by the Nominating and Governance Committee or the Board regarding his or her resignation but shall otherwise continue to serve as a director during this period.
If the majority of members of the Nominating and Governance Committee receive less than a majority vote in the same uncontested election of directors, so that a quorum of the Nominating and Governance Committee cannot be achieved, then the other independent directors on the Board will consider and decide what action to take regarding the resignation of each director who received less than a majority of votes. If the only directors who did not receive less than a majority in the same election constitute three or fewer independent directors, then all independent directors on the Board shall participate in deliberations and actions regarding director resignations except that no director can participate in the vote on his or her own resignation.

Director Retirement Age Policy
Directors are required to retire from the Board when they reach the age of 75; however, the full Board may nominate candidates aged 75 or older if it believes that nomination is in the best interests of the Company and its shareholders. A director elected to the Board prior to his or her 75th birthday may continue to serve until the end of his or her three-year term.
Director Membership on Other Boards
Our Board expects individual directors to allot significant time and attention to Company matters and to use their judgment and consider all of their commitments when accepting additional directorships of other corporations or charitable organizations. Specifically, our Corporate Governance Guidelines provide that a director should not serve on the boards of more than four other public companies (in addition to the Company’s Board). In addition, the Company’s Chief Executive Officer should not serve on more than one other public company board in addition to the Company’s Board.
Additionally, our Corporate Governance Guidelines provide that a director who serves on the Audit Committee should not serve on more than two other public company audit committees.

All of our current directors comply with our policies set forth above. However, we are aware that some of our shareholders have their own board membership policies that are more restrictive than our policy. All of our directors are required to obtain approval prior to agreeing to serve on the board of any other public company to allow the Board to consider whether such director has sufficient time to be a productive member of our Board. Our Board believes that this policy strikes the right balance by allowing for the experience gained through membership on other boards and the time commitment needed for engaged board service.

Trading in Company Securities
We prohibit hedging and pledging transactions in Company securities by executive officers, directors and employees. Hedging transactions are transactions designed to insulate the holder of securities from upside or downside price movement in Company shares. Executive officers, directors and employees are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to Company shares, including the purchase or sale of puts or calls or the use of any other derivative instruments, or selling “short” Company shares. Executive officers, directors and employees may not hold Company securities in a margin account nor pledge Company securities as collateral for a loan.

Director Share Ownership
The Board believes that an ownership stake in the Company strengthens the alignment of interests between directors and shareholders. Our Corporate Governance Guidelines provide that independent directors are required to own common shares having a value of at least three times the annual retainer fee, within five years of becoming a director, which shall be maintained through the director’s term of service. In the event that the annual retainer fee is increased, directors will have three years to meet the new ownership guidelines. The Board will evaluate whether exceptions should be made for any director on whom these guidelines would impose a financial hardship. All independent directors have achieved or are on track to achieve this requirement during the required time period.

Director and Officer Liability Insurance
We have an insurance program in place to provide coverage for director and officer liability. The coverage provides that, subject to the policy terms and conditions, the insurers will: (i) reimburse us when we are legally permitted to indemnify our directors and officers; (ii) pay losses, including settlements, judgments and legal fees, on behalf of our directors and officers when we cannot indemnify them; and (iii) pay our losses resulting from certain securities claims. The insurance program is effective from February 26, 2022 to February 26, 2023 and is provided by a consortium of insurers. Beazley Insurance Co. is the lead insurer with various other insurers providing excess coverage. We expect to obtain similar coverage upon expiration of the current insurance program.

DIRECTOR INDEPENDENCE

•Siddhartha Sankaran
•Peter Wei Han Tan
•Joshua L. Targoff

Independent Directors
•Rafe de la Gueronniere
•Gretchen A. Hayes
•Sharon M. Ludlow
•Franklin Montross IV
•Mehdi A. Mahmud
•Jason Robart
Under the NYSE listing standards and our Corporate Governance Guidelines, in order to consider a director as independent, the board of directors must affirmatively determine that he or she has no material relationship with the Company. In making its annual independence determinations, the Board considers transactions between each director nominee and the Company including among other items, employment and compensatory relationships, relationships with our auditors, customer and business relationships, and contributions to nonprofit organizations.
The Board undertook its annual review of director independence in February 2022. As a result of this review, the Board affirmatively determined that Rafe de la Gueronniere, Gretchen A. Hayes, Sharon M. Ludlow, Franklin Montross IV, Mehdi Mahmud and Jason Robart are “independent” as defined in the federal securities laws and applicable NYSE rules. Prior to their resignation from the Board, Joseph L. Dowling III, Rachelle Keller and Mark Parkin were also considered “independent” directors as defined in the federal securities laws and applicable NYSE rules.

Mr. Sankaran is not considered an independent director because he currently serves as Chief Executive Officer of the Company. Mr. Tan was determined to not be an independent director due to his appointment to the Board as the representative director of CMIG International, which owns 100% of CM Bermuda, a holder of more than 10% of the shares of the Company. Mr. Targoff was determined to not be an independent director due to his employment by Third Point LLC, a related party (owned by a greater than 5% shareholder) and the Company’s investment manager. For more information regarding the ownership of our capital stock, see “Security Ownership of Certain Beneficial Owners and Management,” and for more information about Third Point LLC’s relationship with the Company, see “Certain Relationships and Related Party Transactions.”
The Company’s Audit, Compensation, and Governance and Nominating Committees are currently composed of independent directors only. See the “Committees of the Board of Directors” section of this proxy statement for further information.
BOARD MEETINGS, EXECUTIVE SESSIONS AND ATTENDANCE AT ANNUAL GENERAL MEETING
Board Meetings and Director Attendance
Our director meeting attendance policy is set forth in our Corporate Governance Guidelines. In addition to our attendance policy, our Bye-laws generally prohibit directors from participating in meetings of the Board or its committees while present in the United States or its territories, whether in person, via teleconference or otherwise. Due to the on-going COVID-19 pandemic and resulting travel restrictions, including restrictions imposed by the Bermuda government, we were unable to hold in-person Board or committee meetings in Bermuda. However, we held one of our four quarterly meetings outside of the United States.
Despite these unique circumstances, our directors continued to discharge their oversight and fiduciary duties over the past fiscal year, including by holding regular, robust virtual informational sessions designed to cover the same information normally covered at Board and committee meetings, supplemented by additional informational calls and reports. When action requiring a formal Board or committee resolution was necessary, the Board or relevant committee acted by unanimous written resolutions in order to comply with our Bye-laws and operating guidelines. Despite these unprecedented challenges, we believe we maintained good governance practices while complying with Bermuda law as well as with our Bye-laws. All directors attended 100% of the meetings of the Board and Board committees on which they served in 2021.

	Board	Audit Committee	Compensation Committee	Governance and Nominating Committee	Investment Committee	Risk & Capital Management Committee
Formal Meetings	1	1	1	1	1	1
Informational Sessions	4	7	6	3	3	3
Action By Written Resolution	9	4	5	2	4	1

Attendance at Annual General Meeting

All of our directors serving on our Board at the time of our 2021 Annual General Meeting of Shareholders attended the meeting virtually due to the COVID-19 pandemic. Our Board strongly encourages all of its members to attend the Annual General Meeting of Shareholders but understands there may be exigent circumstances, especially during these unprecedented times.

Executive Sessions
Executive sessions of independent directors, led by our Lead Independent Director, Rafe de la Gueronniere, enable the Board to discuss matters, such as strategy, the performance and compensation of the CEO and senior management, succession planning and Board effectiveness, without management present. Any director may request additional executive sessions of independent directors. During 2021, our independent directors met in four (4) executive sessions at regularly scheduled Board meetings and/or informational calls. The rules of the NYSE also require the non-management directors of the Company to regularly meet in executive session without management, and the non-management directors met in three (3) executive sessions at regularly scheduled Board meetings and/or informational calls.

BOARD LEADERSHIP STRUCTURE
The Board reviews the Company’s leadership structure from time to time. As part of Mr. Sankaran’s transition to the role of Chief Executive Officer in February 2021, the Board determined to combine the role of Chairman of the Board and CEO. The Board believes that having a combined Chairman and Chief Executive Officer fosters alignment and clear accountability in the development and execution of the Company’s strategic initiatives and business plans during this time in the Company’s turnaround and business transformation. By serving as both our Chairman and Chief Executive Officer, Mr. Sankaran is able to provide strong and consistent leadership, vision and direction as we pursue our business plans. Mr. Sankaran has extensive knowledge of all aspects of the Company, its business and risks, its industry and its customers. He is intimately involved in the day-to-day operations of the Company and is in the best position to elevate the most critical business issues for consideration by the Board. The Board believes having Mr. Sankaran serve in both capacities allows him to more effectively execute the Company’s strategic initiatives and business plans and confront its challenges. The Board also believes that the combined Chairman and Chief Executive Officer structure provides clearer accountability to our shareholders and customers and allows one person to speak for and lead the Company and the Board. In addition, the Board believes that its information flow, meetings, deliberations and decision-making processes are more focused, efficient and effective when the Chairman and Chief Executive Officer roles are combined.

The Board recognizes that in circumstances like ours where the positions of Chairman and CEO are combined, a strong Lead Independent Director with a clearly defined role and set of responsibilities is paramount for constructive and effective leadership. Therefore, the position of Lead Independent Director at SiriusPoint comes with a clear mandate and significant authority and responsibilities that are detailed in our Board-approved Corporate Governance Guidelines.

The Lead Independent Director is elected by a majority of independent directors and serves at the pleasure of the Board. Our current Lead Independent Director is Mr. de la Gueronniere.

RAFE DE LA GUERONNIERE
THE ROLE OF THE LEAD INDEPENDENT DIRECTOR
Mr. de la Gueronniere is an engaged and active director. Having worked with
Mr. Sankaran on the Board for several years, Mr. de la Gueronniere is well positioned to work collaboratively with Mr. Sankaran, while providing strong independent oversight. The Lead Independent Director has the following responsibilities:
•preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors and non-management directors;
•authority to call meetings of independent directors;
•serve as the principal liaison among the Chairman, any other non-independent directors and the independent directors to facilitate discussion of issues discussed in the executive sessions and to ensure the flow of information;
•collaborate with the Chairman and Chief Legal Officer on meeting agendas for the Board;
•retain outside advisors and consultants who report directly to the Board on Board-wide issues;
•lead the Board on discussions concerning the CEO’s performance and CEO succession;
•approve information sent to the Board; and
•be available for consultation and direct communication with major shareholders.
In addition to the responsibilities described above, it is expected that Mr. de la Gueronniere will regularly communicate with the Chairman and Chief Executive Officer between Board meetings to discuss a variety of matters.

Our Lead Independent Director Serving since February 2021
The Board believes that combined role of Chairman and CEO is counterbalanced and enhanced by the effective oversight and independence of the Board and the leadership of the Lead Independent Director and independent chairs of the Compensation, Governance and Nominating and Audit Committees. Moreover, the Board believes that the appointment of a strong Lead Independent Director, the use of regular executive sessions of the non-management and independent directors, along with the Board’s strong committee system, allow it to maintain effective oversight and independence of management and is an effective and appropriate leadership structure for the Company.

The Board recognizes that, depending on the circumstances, other leadership structures might be appropriate and in the best interest of the Company. Accordingly, the Board intends to regularly review its governance structure and has the discretion to modify its leadership structure in the future if it deems it in the best interest of the Company to do so.

BOARD AND BOARD COMMITTEE PERFORMANCE EVALUATIONS

Our Board continually seeks to improve its performance. Throughout the year, our Lead Independent Director has regular one-on-one discussions with our Board members and conveys their feedback on an ongoing basis to our Chairman. Separately, our Chairman, Chief Legal Officer and Corporate Secretary each routinely communicate with our Board members to obtain real-time feedback. We believe that this continuous feedback cycle along with our formal annual evaluation process helps to ensure the continued effectiveness of our Board.

Our Governance and Nominating Committee oversees the formal annual evaluation process of the effectiveness of our Board and its standing committees. In 2021, annual written evaluation questionnaires for the Board and each of the standing committees were utilized in the 2021 evaluation process, as further described below.

Every third year, our Board engages a third-party evaluation firm to independently assess the Board’s performance. The third-party evaluation firm conducts confidential interviews with each director that includes discussions of the overall functioning and effectiveness of the Board and its standing committees, the leadership structure of the Board as well as a peer review. The evaluation firm presents the findings to the Board for consideration and feedback. Our Board believes that employing an independent third-party evaluation firm every third year to assist in the evaluation process provides valuable insights and will contributes to the overall functioning and ongoing effectiveness of the Board.

Our annual Board evaluations cover the following areas:

•Board efficiency and overall effectiveness	•Quality and clarity of materials presented to directors
•Board and committee structure	•Board and committee information needs and meeting cadence
•Board leadership and succession planning	•Satisfaction with Board agendas and the frequency, duration and format of meetings and time allocations
•Board and committee composition	•Areas where directors want to increase their focus
•Satisfaction with the performance of the Chairman	•Board dynamics and culture
•Satisfaction with the performance of the Lead Independent Director	•Strategy and Crisis Preparedness
•Board member access to the Lead Independent Director, CEO and other members of senior management	•Board alignment with the Company’s mission, vision, ethics, values, long-term goals and strategy
•Quality of Board discussions and balance between presentations and discussion	•Other areas directors would like to have greater focus or oversight

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ANNUAL BOARD AND COMMITTEE EVALUATIONS

The Governance and Nominating Committee, along with the Lead Independent Director, oversees the annual self-evaluation process. The process, including the evaluation method, is reviewed annually by the Governance and Nominating Committee and presented to the Board for discussion prior to implementing the process during the fourth quarter. Written questionnaires used for the Board and each standing committee are annually reviewed by the Governance and Nominating Committee and are updated and tailored each year to address the significant processes that drive Board effectiveness. Each director completes a written questionnaire on an unattributed basis for the Board and committees. The questionnaires include open-ended questions and space for candid commentary. Our processes enable directors to provide anonymous and confidential feedback, which is then reviewed and addressed by the Chair of the Governance and Nominating Committee and Lead Independent Director. In addition, each committee’s chair reviews the feedback with respect to their respective committee.

In 2021, the Board conducted an a written and anonymous self-evaluation, the results of which were then presented to the Board at an executive session. In addition the results included feedback regarding each of the Audit Committee, Compensation Committee, Governance and Nominating Committee, Investment Committee and Risk and Capital Management Committee.

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SUMMARY OF THE WRITTEN EVALUATIONS
A written report is produced summarizing the written questionnaires, which include all responses. All comments are unattributed, included verbatim and shared with the full Board.

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BOARD AND COMMITTEE REVIEW

The Chair of the Governance and Nominating Committee leads a discussion of the written Board and committee evaluation results at the Board level during an executive session.
Directors also deliver feedback to the Lead Independent Director and Chairman of the Board, Chief Legal Officer and suggest changes and areas for improvement.

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ACTIONS

Following the review, changes in practices or procedures are considered and implemented, as appropriate. The Board finds that this process generates robust comments, and provides the Board the opportunity to make changes that are designed to increase Board effectiveness and efficiency.
Actions taken in response to the evaluation process over the years include:
•Mr. Targoff resigned from the Investment Committee to address potential conflicts of interest;
•Initiated a search and appointment of a new diverse independent director with digital strategy and early growth stage experience culminating with the appointment of Jason Robart;
•Retired the Co-Lead Director Structure;
•Information and materials regularly provided to directors continue to evolve to alleviate “information overload” and to enable directors to focus on the key data; and
•Reformatted Board and committee meetings to enable more time for director discussion with and without the CEO present.

Board’s Primary Role and Responsibilities, Structure and Processes

Our Board bears the responsibility for the oversight of management on behalf of our shareholders in order to ensure long-term value creation. In that regard, the primary responsibilities of our Board include, but are not limited to (i) oversight of the Company’s strategic direction and business plan, (ii) ongoing succession planning and talent management and (iii) risk management and oversight.

Oversight over Strategic Direction and Business Plan

Our Board oversees our strategic direction and business plan. At the beginning of each year, our senior management presents our consolidated annual business plan to the Board, and the Board discusses the Company’s results relative to the plan periodically throughout the year. Each year, the Board typically engages in a full-day strategy meeting with management where it conducts a comprehensive review and discussion of the Company’s strategic goals over the short-, medium- and long-term, as well as management’s plans to achieve such goals.

Succession Planning and Talent Management

Our Compensation Committee ensures that we have the right management talent to pursue our strategies successfully.

The Compensation Committee is involved in the critical aspects of the CEO succession planning process, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates and making key management succession decisions. Succession and development plans are regularly discussed with the CEO as well as without the CEO present in executive sessions of the Board. The Compensation Committee makes sure that it has adequate opportunities to meet with and assess development plans for potential CEO and senior management successors to address identified gaps in skills and attributes. This occurs through various means, including informal meetings, Board dinners, presentations to the Board and committees, attendance at Board meetings and the comprehensive annual talent review. The Compensation Committee also oversees management’s succession planning for other key executive positions. Our Board calendar includes at least one meeting each year at which the Board conducts a detailed talent review which includes a review of the Company’s talent strategies, leadership pipeline and succession plans for key executive positions.

Risk Management and Oversight
OUR BOARD TAKES AN ENTERPRISE-WIDE APPROACH TO RISK MANAGEMENT WHICH SEEKS TO COMPLEMENT OUR ORGANIZATIONAL OBJECTIVES, STRATEGIC OBJECTIVES, LONG-TERM PERFORMANCE AND THE OVERALL ENHANCEMENT OF SHAREHOLDER VALUE.

FULL BOARD
Our Board assesses and considers the risks we face on an ongoing basis, including risks that are associated with:
•our financial position,
•our competitive position,
•underwriting results,
•investment performance,
•cybersecurity vulnerabilities,
•catastrophic events, and
•other risks germane to the insurance and reinsurance industry.

Our Board determines the appropriate levels of risk for the Company generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our Board maintains the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas.

AUDIT COMMITTEE	COMPENSATION COMMITTEE	GOVERNANCE & NOMINATING COMMITTEE	INVESTMENT COMMITTEE	RISK AND CAPITAL MANAGEMENT COMMITTEE
Our Audit Committee is responsible for overseeing:
•Management’s assessment of the Company’s internal control over financial reporting,
•The Company’s financial statements and disclosures,
•Quarterly reports on legal and regulatory matters,
•The Company’s annual internal audit plan, audit findings and recommendations, and
•The Company’s compliance with legal and regulatory requirements.

Our Compensation Committee is responsible for overseeing:
•The Company’s general compensation philosophy, including the development and implementation of compensation program,
•Our executive compensation plans and arrangements,
•Succession planning,
•Diversity and talent management, and
•Incentive compensation risk oversight.

Our Governance & Nominating Committee is responsible for:
•Identifying, evaluating, and recommending to the Board individuals qualified and suitable to become board members,
•Developing and recommending to the Board a set of corporate governance guidelines applicable to the Company,
•Overseeing the annual performance evaluation of the Board and its committees,
•Recommending directors to serve on the various committees of the Board, and
•Reviewing and considering the Company’s position, strategy and policies that relate to current and emerging ESG matters.

Our Investment Committee is responsible for:
•Overseeing the performance of the Company’s investment portfolio,
•Establishing the investment policy and guidelines,
•Receiving reports from the Chief Investment Officer on the performance and asset allocation of the Company’s investments, and
•Reviewing quarterly the compliance with the investment guidelines.

Our Risk and Capital Management Committee is responsible for:
•Overseeing management’s identification, mitigation and monitoring of the Company’s material risks and exposures, including: insurance underwriting risk; investment, liquidity and concentration risk; market risk; credit risk; cyber, systems and operations risk (operational risk); group risk; strategic risk; reputational risk; legal, compliance and litigation risks; and other unusual material risks that could have a significant impact on the Company.

MANAGEMENT
We use our comprehensive Enterprise Risk Management (“ERM”) program to identify, aggregate, monitor and manage risks. The program also defines our risk appetite, governance, culture and capabilities. The implementation and execution of the ERM program is headed by our Chief Risk Officer. There are several internal management committees, including the Enterprise Risk & Capital Committee (“ERCC”), co-chaired by our Chief Risk Officer and Chief Financial Officer. The ERCC is the highest-level management committee to oversee all firm-wide risks and is responsible for risk governance, risk oversight and risk appetite. It maintains the enterprise risk appetite framework and monitors compliance with limits and escalations defined in it. The ERCC oversees implementation of certain risk policies Company-wide. The ERCC reviews key risk exposures, trends and concentrations, significant compliance matters, and provides guidance on the steps to monitor, control and report major risks. Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant Committee or the Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and/or its Committees. Below are areas the ERCC identified as key strategy and risk oversight areas.

CERTAIN OF OUR KEY STRATEGY AND RISK OVERSIGHT AREAS
•Investment Performance and Markets •Technology and Cybersecurity •Insurance Risk	•Regulation, Compliance and Legal Developments •Rating Agency Risk •Model Risk

CYBERSECURITY
Information security is one of our highest priorities. Our information security ecosystem is designed to evolve with the changing security threat environment through ongoing assessment and measurement. We use security monitoring technologies and techniques to continuously monitor and respond to cyber threats. We also regularly engage independent third-party security auditors to test our systems and controls against relevant security standards and regulations. We are aligned with ISO 27001 standards and we require our vendors to be SOC 2 compliant. Our employees and contractors are required to comply with our IT End User policy and certify their compliance annually. Information security awareness training is mandatory for all new hires and for existing employees and contractors on a regular basis. Our Board of Directors, along with the Risk and Capital Management Committee and Audit Committee of the Board of Directors, oversee our information security program and in 2021 received periodic updates from management.

COMMITTEES OF THE BOARD OF DIRECTORS
The Board has established an Audit Committee, Compensation Committee, Governance and Nominating Committee, Investment Committee and Risk and Capital Management Committee. Under the applicable requirements of the NYSE, each of the Audit, Compensation, and Governance and Nominating Committees consists exclusively of members who qualify as independent directors.
A description of each Board Committee is set forth below. Except as noted below, the members of each Board Committee have continued to serve through the date of this proxy statement.

AUDIT COMMITTEE	Members •Sharon M. Ludlow, Chair •Franklin Montross IV •Jason Robart	1 Formal Meeting	7 Informational Sessions	4 Actions by Unanimous Written Resolution
•Each of the members of the Audit Committee qualifies as an “independent” director as defined under the NYSE rules and Rule 10A-3 of the Exchange Act.
•All of the members of the Audit Committee are financially literate and have accounting or related financial management expertise within the meaning of the NYSE rules.
•The Board also has determined that Sharon Ludlow qualifies as an “audit committee financial expert” as defined by SEC rules. Please refer to the section entitled “Information Regarding the Class III Director Nominees for Election to the Board” for Sharon Ludlow’s relevant experience.

KEY RESPONSIBILITIES
Our Audit Committee has the responsibility for, among other things, assisting the Board in reviewing:
•our financial reporting and other internal control processes,
•our financial statements,
•the independent auditor’s qualifications, independence and performance,
•the performance of our internal audit function, and
•our compliance with legal and regulatory requirements and our Code of Business Conduct and Ethics.
Additionally, the Company’s independent auditor regularly discusses risks and related mitigation measures that may arise during their regular reviews of the Company’s financial statements with the Audit Committee.
To ensure candid and complete reporting, the Audit Committee regularly meets in separate executive sessions with management, the Company’s internal auditor and the Company’s independent auditor.
REPORT
The Report of the Audit Committee is on page 108 of this proxy statement.
CHARTER
The Audit Committee Charter is available on our website: investors.siriuspt.com/governance/governance-documents.

COMPENSATION COMMITTEE	Members •Gretchen A. Hayes, Chair •Mehdi A. Mahmud •Franklin Montross IV •Jason Robart	1 Formal Meeting	6 Informational Sessions	5 Actions by Unanimous Written Resolution
•Each of the members of the Compensation Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE.
KEY RESPONSIBILITIES
Our Compensation Committee is responsible for:
•reviewing and approving the compensation of the Company’s executive officers and directors,
•reviewing the Company’s strategies, policies and practices related to human capital management, including with respect to matters such as diversity and inclusion,
•authorizing and administering equity awards and other incentive arrangements,
•overseeing any compensation adviser retained to assist with the evaluation of compensation of executive officers or any other compensation-related matter, and
•reviewing and approving employment and related agreements of our executive officers.
The Compensation Committee also periodically reviews management development and succession plans, including establishing policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer and other senior executive officers.
REPORT
The Compensation Committee Report is on page 80 of this proxy statement.
CHARTER
The Compensation Committee Charter is available on our website: investors.siriuspt.com/governance/governance-documents.

GOVERNANCE AND NOMINATING COMMITTEE	Members •Mehdi A. Mahmud, Chair •Rafe de la Gueronniere •Gretchen A. Hayes •Franklin Montross IV	1 Formal Meeting	3 Informational Sessions	2 Actions by Unanimous Written Resolution
•Each of the members of the Governance and Nominating Committee, qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE.
KEY RESPONSIBILITIES
Our Governance and Nominating Committee is responsible for, among other things:
•identifying and recommending candidates for election to our Board,
•reviewing the composition of the Board and its Committees,
•reviewing and considering the Company’s position, strategy and policies that relate to current and emerging ESG matters,
•developing and recommending to the Board corporate governance guidelines that are applicable to us, and
•overseeing Board evaluations.
CHARTER
The Governance and Nominating Committee Charter is available on our website: investors.siriuspt.com/governance/governance-documents.

INVESTMENT COMMITTEE	Members •Rafe de la Gueronniere, Chair •Mehdi A. Mahmud •Jason Robart •Peter Wei Han Tan	1 Formal Meeting	3 Informational Sessions	1 Actions by Unanimous Written Resolution
KEY RESPONSIBILITIES
Our Investment Committee is responsible for:
•establishing investment guidelines and policies and monitoring compliance with such policies, and
•overseeing the management and performance of the Company’s investment portfolio.

CHARTER
The Investment Committee Charter is available on our website: investors.siriuspt.com/governance/governance-documents.

RISK AND CAPITAL MANAGEMENT COMMITTEE	Members •Franklin Montross IV, Chair •Sharon M. Ludlow •Mehdi A. Mahmud •Peter Wei Han Tan •Joshua L. Targoff	1 Formal Meeting	3 Informational Sessions	4 Action by Unanimous Written Resolution
KEY RESPONSIBILITIES
Our Risk and Capital Management Committee is responsible for:
•overseeing our risk appetite and risk management framework,
•overseeing our cybersecurity, and
•overseeing our financial and capital markets strategies, including existing and proposed strategies.
Our Risk and Capital Management Committee is responsible for overseeing the Company-wide risk appetite and enterprise risk management framework. Management regularly reports to the Committee on the Company’s operational processes and controls that are designed to identify, mitigate and monitor the risks and exposures that could materially impact the Company.

COMMITTEES OF THE BOARD OF DIRECTORS ―
POST-ANNUAL GENERAL MEETING
Assuming election of the Board nominees, the following sets out the persons who will constitute the Company’s Board following the Annual General Meeting, including their expected Committee assignments:

SIRIUSPOINT BOARD COMMITTEES
NAME	INDEPENDENT	CLASS	AUDIT	COMPENSATION	GOVERNANCE & NOMINATING	INVESTMENT	RISK & CAPITAL MANAGEMENT
Rafe de la Gueronniere	I	III
Gretchen A. Hayes	I	I
Sharon M. Ludlow	I	III
Mehdi A. Mahmud	I	II
Franklin Montross IV	I	I
Jason Robart	I	II
Siddhartha Sankaran		III
Peter Wei Han Tan		I
Joshua L. Targoff		II

Committee Chair	Committee Member	Chairman of the Board	Lead Independent Director	Audit Committee financial expert
ENVIRONMENTAL, SOCIAL AND GOVERNANCE RESPONSIBILITY
Over the past year, we advanced our strong corporate governance framework to more formally align our environment, social and governance (ESG) efforts with our commitment to operating our business in a socially responsible and sustainable manner that takes into account the interests of all our stakeholders. Our Board of Directors has formally designated our Governance and Nominating Committee with the responsibility for oversight of the Company’s ESG strategy, practices and reporting. In addition, our executive management team established a cross-disciplinary ESG Council, overseen by the Company’s Chief Legal Officer, to guide the integration of our ESG efforts with our long-term business strategy. Senior leaders throughout the Company serve on the ESG Council and drive the Company’s implementation of its ESG strategy in each of its functional areas. Senior leaders represent finance, underwriting, investments, human resources, risk management, governance and compliance. Each quarter the Chief Legal Officer provides an update to the Governance and Nominating Committee on the Company’s progress in implementing its ESG strategy as well as educating the Governance and Nominating Committee on best practices. This ESG governance structure will, in turn, complement the long-

sstanding responsibility of our Board and each of our Board committees in overseeing various aspects of the Company’s ESG-related risks and practices, as illustrated below:

ESG Council
Chief Legal Officer
Rachael Dugan
Governance and Nominating Committee
Enterprise Risk and Capital Committee
Chief Risk Officer
Andreas Kull
Risk and Capital Management Committee
ERM, Compliance, Underwriting
Investment Committee
Investment Portfolio and Guidelines
Compensation Committee
HCM, D&I Practices, Compensation Plans and Policies
Audit Committee
Financial Risk
SiriusPoint Board of Directors

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Below is a summary of some of the highlights of the Company’s 2021 ESG strategy efforts.

PEOPLE & COMMUNITY	SUSTAINABLE UNDERWRITING
Diversity creates opportunities, but inclusion is about who is at the table, not just in the room. Our colleagues come from diverse backgrounds and possess a range of skills and experiences needed to creatively underwrite risks with discipline, build a sustainable business and solve problems.
•Formed Executive Diversity Council
•Included diversity into talent development goals for executives
•Hired Head of Talent Acquisition & Diversity, Equity, Inclusion and Belonging (“DEI&B”)
•Implemented diverse hiring practices
•Our executive leadership team consists of 4 members who identify as racially/ethnically diverse and 3 women
•We partnered with the Red Cross to support the people of Ukraine during the conflict with Russia and made contributions on behalf of our employees
•Our CEO signed the CEO Pledge to advance diversity and inclusion
•We are a corporate partner to the Association of International Black Actuaries and Organization of Latino Actuaries
•We support the Bermuda Pride Parade and have endorsed the Business Coalition for the Equality Act, which works to protect LGBTQ people
•We support the Stand with Asian Americans movement
•Our colleagues are our most valuable resource. We strive to create a company where it is fun to work and a culture based on trust and collaboration. To attract and retain talented employees, we provide career development opportunities and attractive benefits packages to support employees’ health and well-being

Our group underwriting guidelines:
•Incorporate climate risk considerations
•Require strict adherence to compliance and regulatory obligations, including global efforts to reduce funding of terrorism, corruption and human rights violations
•Require underwriting decisions to be taken with the purpose of improving the overall profit, while using the latest underwriting techniques and tools and balancing with experience and common sense
•Structure compensation of underwriting operations to promote prudent risk taking and long-term profitability
•Use diversification, strong accumulation controls and reinsurance to adjust risks to acceptable tolerance levels
We have recently:
•Evaluated our (re)insurance portfolio to reduce climate risk within the portfolio
•Co-founded two ventures enabling clients and local communities to manage climate risk, Parameter Climate, a parametric risk transfer and climate focused underwriter, and Vyrd, an insurer established to address the protection gap and coverage challenges of Florida homeowners

INVESTMENTS
Our investment advisor, Third Point LLC, has implemented procedures to identify, manage and monitor certain sustainability risks related to governance events. Those include:
•lack of diversity on boards
•inadequate external or internal audit
•bribery and corruption
•lack of scrutiny of executive pay
•poor safeguards on personal data and information technology security
•As our primary asset manager, Third Point LLC is a leader in the ESG space and is a signatory of the UN Principles for Responsible Investment
•Third Point LLC considers sustainability risks in some of its investment decision-making processes with a view to effectively analyzing potential ESG impact on a selected security and invests principally in investments or asset classes that it considers are not ordinarily subject to sustainability risk relating to environmental or social events or other conditions that could have a material negative impact on the value of those investments
•We have incorporated climate risk reporting into our Investment Management Agreement with Third Point LLC

COMPLIANCE & ETHICS	ENVIRONMENTAL STEWARDSHIP & SUSTAINABILITY
SiriusPoint operates across 3 continents. Our global reach gives us a unique opportunity to impact the fabric of communities across the world, and we work to improve the health and prosperity of these communities.
•Global compliance team led by our Global Chief Compliance Officer regularly communicates and engages with colleagues on ethics and compliance topics throughout the year
•Adopted a new Code of Ethics & Conduct and various other group-wise compliance policies, including a Vendor Code of Conduct
All colleagues (including executive officers and non-management directors) are required to complete an annual training and certification on our Code of Business Conduct & Ethics
•Global Ethics Hotline is available for colleagues to anonymously report any compliance or financial disclosure concerns
•Global Chief Compliance Officer reports to the Risk and Capital Management Committee each quarter on the activities of the Compliance Department and its monitoring over compliance risk
•Separated the Chief Risk Officer and Chief Actuary roles
•Formed ESG Council
•Established Cybersecurity & ESG updates as standing agenda items on Committee agendas
•Amended Compensation Committee Charter to incorporate diversity considerations
•Adopted new group compliance policies
•Implemented diverse recruitment practices in independent director search process
•Developed and implemented proactive investor and proxy advisory engagement strategy
•Joined Council for Institutional Investors

Our Board adopted a global Environmental Policy Statement that sets forth our commitment to operating a sustainable business, endorsing sustainability initiatives, supporting organizations that foster sustainability in our communities, and proactively setting sustainability goals to hold ourselves accountable for our actions. For more information about our commitments, please refer to our Environmental Policy Statement located on our website at investors.siriuspt.com.

We joined the ClimateWise, an insurance industry leadership platform. As members of ClimateWise, we are committed to incorporating climate change considerations into investment and underwriting strategies, participating in climate stress tests and integrating climate risk into existing risk management frameworks as demonstrated by our recent report published on our website and aligned with the Task Force For Climate Related Financial Disclosures reporting framework.

As underwriters of risk, we recognize the impact that climate change is having on the global environment and our own business. We are also mindful of the impact of our operations on the environment. As a financial services business, our greatest energy consumption comes from our global offices, business travel and employee commutes. We actively work to find ways to reduce our energy consumption and carbon footprint. Those efforts include:
•shrinking our real estate footprint by closing offices and migrating to smart offices to foster more open and flexible work environment;
•using video conferences more frequently in lieu of traveling to client meetings;
•transitioning servers to the cloud;
•relocating to “green” certified offices;
•supporting hybrid working to reduce carbon emissions from travel, energy usage in our offices; and
•transition away from paper to a more digital environment.

For more information about our ESG initiatives, please refer to our website at: www.siriuspt.com/esg.

STAKEHOLDER ENGAGEMENT

WHY WE ENGAGE
Our directors and management recognize the benefits that come from robust dialogue with shareholders and other relevant stakeholders and we have embraced an active engagement strategy. We engage with stakeholders through the year in order to:

Provide visibility and transparency into our business, our performance and our corporate governance, ESG and compensation practices;
Discuss with our shareholders the issues that are important to them, hear their expectations for us and share our views; and
Assess emerging issues that may affect our business, inform our decision making, enhance our corporate disclosures and help shape our practices.

HOW WE ENGAGE
In the Fall of 2021, we reached out to holders representing 77% of shares outstanding to discuss our ESG initiatives, corporate governance and compensation matters. The table below provides a snapshot of our ongoing engagement process and outcomes:

SiriusPoint leaders	discussed these topics	with our stakeholders	through various venues
•Executive Leadership Team •Senior Management •Corporate Secretary •Head of Investor Relations	•Governance •Executive Compensation •ESG	•Investors •Regulators •Proxy Advisory Firms •Rating Agencies	•Investor Meetings •Quarterly Earnings Calls •Investor Conferences •Annual Shareholder Meetings •Letters from the CEO

ACTIONS TAKEN BY THE BOARD FOLLOWING STAKEHOLDER ENGAGEMENT
Stakeholder feedback is delivered to our Board and is considered in connection with the Board’s strategy for the Company’s transformation and turnaround. In particular, following our engagement in the Fall of 2021, we determined to further incorporate climate change risk assessment into our enterprise risk management process, improve our disclosure surrounding our compensation program and to also issue a report based upon the framework published by the Task Force for Climate-Related Financial Disclosures.

DIRECTOR NOMINATING PROCESS AND DIVERSITY
The Board is responsible for nominating candidates for election to the Board and for filling vacancies on the Board that may occur between annual general meetings of shareholders. The Governance and Nominating Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. When formulating its recommendations, the Governance and Nominating Committee may also consider advice and recommendations from others, including shareholders, as it deems appropriate. The Governance and Nominating Committee will identify and consider candidates suggested by outside directors, management and/or shareholders and evaluate them in accordance with its established criteria.

IDENTIFYING DIRECTOR CANDIDATES	REVIEW OF CANDIDATE POOL	IN-DEPTH CANDIDATE REVIEW	RECOMMEND DIRECTOR NOMINEE SLATE
Potential candidates for director may be identified by management, our directors, a third-party search firm or shareholders.	The Governance and Nominating Committee reviews candidates to determine whether candidates warrant further consideration.	Candidates will meet with Governance and Nominating Committee members and management and be evaluated for independence and potential conflicts, skills and experience and diversity.	The Governance and Nominating Committee recommends candidates for appointment or election to the Board.
The Governance and Nominating Committee and the Board believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences, gender, race and cultural diversity, and other differentiating characteristics, are an important element of its nomination recommendations. The Governance and Nominating Committee has not identified any specific minimum qualifications which must be met for a person to be considered as a director candidate. However, board candidates are selected based upon various criteria, including: business and professional experience, judgment, diversity, age, skill, background, education, time availability in light of other commitments, and such other relevant factors that the Governance and Nominating Committee considers appropriate in the context of the needs of the Board.
The Board requires at least two diverse candidates to be included in the pool for all director searches and evaluates a nominee’s experience, gender, race, age, ethnicity, national origin, sexual orientation, skills and other qualities. The graphics below illustrate the diversity of experience represented on our Board:

BOARD SNAPSHOT
Director candidates recommended by shareholders will be considered in the same manner as recommendations received from other sources. If a shareholder desires to recommend a director candidate for consideration by the Governance and Nominating Committee, recommendations should be sent in writing to the Corporate Secretary at the Company’s principal executive offices, together with appropriate biographical information concerning each proposed director candidate, consistent with the biographical information requested for director nominees as set forth in the Company’s Bye-laws. For a description of the procedures and requirements for a shareholder to make a director nomination, shareholders should refer to the Company's Bye-laws and the section entitled “Submitting Proxy Proposals and Director Nominations for the Next Annual General Meeting” below.
OUTSIDE ADVISORS
Our Board and each of its Committees may retain outside advisors and consultants of their choosing at the Company’s expense. The Board need not obtain management’s consent to retain outside advisors. In 2021 and 2020, the Compensation Committee retained Mercer (US) Inc. (“Mercer”) to provide advice on executive compensation matters, including the Compensation Discussion and Analysis contained in this proxy statement. In connection with Mercer’s retention, the Compensation Committee conducted an assessment of potential conflicts of interest, considering various factors including the six factors mandated by the NYSE rules, and no conflicts of interest relating to its services were identified. See “Role of the Compensation Consultant” in the Compensation Discussion and Analysis for more information regarding the services provided by Mercer.
COMMITTEE CHARTERS & CODE OF BUSINESS CONDUCT & ETHICS
The committee charters are reviewed at least annually and each Committee recommends any proposed changes to the Board for approval. The charters of the Audit Committee, Compensation Committee and Governance and Nominating Committee, the Corporate Governance Guidelines, the Code of Business Conduct & Ethics and our

Environmental Policy Statement are available on our website at investors.siriuspt.com/governance/governance-documents and may also be obtained upon request without charge by writing to:

SiriusPoint Ltd. Attention: Secretary Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the fiscal year ended December 31, 2021, there were no compensation committee interlocks or insider participants. During 2021, none of the members of our Compensation Committee was an officer or employee of our Company, and during fiscal year 2021, no executive officers served as a member of a board of directors or compensation committee of any entity that has one or more executive officers or directors serving on our Board and/or Compensation Committee. None of the members of the Compensation Committee during fiscal year 2021 had any relationship requiring disclosure under Item 404 of Regulation S-K for the fiscal year ended December 31, 2021.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

The Company has adopted a Related Person Transaction Policy pursuant to which our executive officers, directors, director nominees and principal shareholders, including their immediate family members, and any firm, corporation or other entity in which any of the foregoing persons is a general partner, limited partner or 10% beneficial owner are not permitted to enter into a related person transaction with us without the consent of our Audit Committee, another independent Committee of our Board or the full Board. Any request for us to enter into a transaction in which an executive officer, director, principal shareholder or any of such persons’ immediate family members has a direct or indirect material interest is required to be presented to our Audit Committee for review, consideration and approval.

All of our directors, executive officers and employees are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee takes into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction. A copy of our Related Person Transaction Policy is available on our website at: investors.siriuspt.com/governance/governance-documents.
RELATED PERSON TRANSACTIONS
The following is a description of certain relationships and transactions that existed or the Company has entered into or participated in with our directors, officers, major shareholders and certain other related persons since January 1, 2021.

Joint Venture and Investment Management Agreements

Daniel S. Loeb, an affiliate of Third Point LLC, has sole voting and dispositive power over approximately 8.72% of the common shares of the Company (as of March 1, 2022). As long as ownership by Third Point LLC and its affiliates (“Third Point”) persons remains in excess of 5% of the voting securities of the Company, Third Point is a related person. See “Security Ownership of Certain Beneficial Owners and Management.”

On July 31, 2018, Third Point Reinsurance Ltd. (as predecessor to the Company), Third Point Re BDA and Third Point Re USA entered into the Amended and Restated Exempted Limited Partnership Agreement (the “2018 LPA”) of Third Point Enhanced LP (“TP Fund”) with Third Point Advisors L.L.C. (“TP GP”) and others, effective August 31, 2018. The 2018 LPA was subsequently amended and restated in 2019 and 2020, and on February 23, 2022, the Company entered into the Fourth Amended and Restated Exempted Limited Partnership Agreement of TP Fund with TP GP and the other parties thereto (the “TP Fund LPA”).

Pursuant to an investment management agreement between Third Point LLC and TP Fund, dated July 31, 2018, and as amended and restated on February 28, 2019 (the “TP Fund IMA”), Third Point LLC is the investment manager for TP Fund. In addition, on July 31, 2018, Third Point Re BDA and Third Point Re USA (together the “TPRE Limited Partners”) and TP Fund executed a Subscription Agreement pursuant to which the TPRE Limited Partners transferred certain net investment assets and related liabilities from their separate accounts to TP Fund, and TP Fund issued limited partner interests to the TPRE Limited Partners proportionate to and based on the net asset value transferred by each such entity on the applicable transfer date. Certain collateral assets consisting of debt securities and restricted cash were not transferred to TP Fund but are also managed by Third Point LLC under a separate investment management agreement, as discussed below under “—Investment Management Agreement.”

For more information regarding the TP Fund LPA and the 2022 IMA (as defined below), please refer to the summary below and the descriptions provided under Item 9B. Other Information, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. For information regarding the prior versions of these agreements in effect until amended in February 2022 (the Third Amended and Restated Exempted Limited Partnership Agreement of TP Fund dated August 6, 2020 and the TPIPS IMA (as defined below)), please refer to Note 21 “Related Party Transactions” in our audited consolidated financial statements filed with our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (“Note 21”). As disclosed and further described in Note 21, the total management and performance fees paid to related parties under these agreements for the year ended December 31, 2021 was $93.6 million.
LIMITED PARTNERSHIP AGREEMENT OF THIRD POINT ENHANCED LP
Term and Termination Rights
The TP Fund LPA has a term ending on March 31, 2026, subject to automatic renewal for additional successive two-year terms unless a party notifies the other parties with one year’s prior notice before the end of a term that it wishes to terminate the TP Fund LPA at the end of such term. We may terminate the TP Fund LPA in certain circumstances, including (1) at any time upon the written consent of the TPRE Limited Partners and TP GP or (2) upon the death, long-term disability or retirement of Daniel S. Loeb, or the occurrence of other circumstances in which Mr. Loeb is no longer directing the investment program of Third Point LLC or actively involved in the day-to-day management of Third Point LLC.

Withdrawal Rights
Under the TP Fund LPA, we may withdraw our capital accounts in TP Fund (i) in full on March 31, 2026, and each successive two-year anniversary of such date or (ii) in accordance with the other withdrawal rights set forth in the TP Fund LPA.
Incentive Allocations
With respect to each of the TPRE Limited Partners, TP GP receives incentive allocations. An incentive allocation crystallizes as of each December 31, each withdrawal date that a TPRE Limited Partner effects a withdrawal, other than December 31, in respect of the amount withdrawn and if TP Fund is dissolved on a date other than December 31, the termination date (each an “Incentive Allocation Period”). Reallocation of a TPRE Limited Partner’s capital account as of a crystallization date is divided between the TPRE Limited Partner and TP GP as follows: 20% of the result of (x) the Net Increase (as defined in the TP Fund LPA) (if any) of the Capital Account (as defined in the TP Fund LPA) of a TPRE Limited Partner during such Incentive Allocation Period, minus (y) the Management Fee (as defined in the TP Fund LPA) debited from such Capital Account for such Incentive Allocation Period, minus (z) such partner’s Loss Recovery Account (as defined in the TP Fund LPA) balance for such Incentive Allocation Period, shall be reallocated to TP GP (the “Incentive Allocation”). TP GP, in its discretion, may elect to reduce, waive or calculate differently the Incentive Allocation, with respect to any TPRE Limited Partner.
Management Fee
Pursuant to the TP Fund LPA, Third Point LLC is entitled to receive monthly management fees. Prior to the amendment and restatement of the TP Fund LPA and the 2022 IMA (as defined below), management fees were charged at the TP Fund level and were calculated based on 1.25% of the assets under management in TP Fund and multiplied by an exposure multiplier computed by dividing the average daily investment exposure leverage of the TP Enhanced Fund by the average daily investment exposure leverage of the Third Point Offshore Master Fund L.P. (“Offshore Master Fund”). Third Point LLC also serves as the investment manager for the Offshore Master Fund. Upon the 2020 amendment and restatement of the TP Fund LPA, effective February 26, 2021, the adjustment for investment exposure leverage in the management fee calculation was removed, as previously adjusted for under the 2019 LPA. The 2020 LPA did not amend the management fee rate of 1.25% per annum. Following the 2022 amendment and restatement of the TP Fund LPA, Third Point LLC is entitled to a fixed monthly management fee equal to 1.25% of the balance of each Capital Account (determined as of the beginning of the month before the accrual of the performance allocation and not including any exposure leverage of the TP Fund or any Capital Account).
INVESTMENT MANAGEMENT AGREEMENT
On August 6, 2020, Third Point LLC (d/b/a Third Point Insurance Portfolio Solutions) (“TPIPS”) and the Company entered into an Investment Management Agreement, effective as of February 26, 2021 (the “TPIPS IMA”), pursuant to which TPIPS serves as investment manager to the Company and provides investment advice with respect to the investable assets of the Company, other than assets that the Company may withdraw from time to time as working capital. On February 23, 2022, the Company entered into an Amended and Restated Investment Management Agreement (the “2022 IMA”) with Third Point LLC and the other parties thereto, which amended and restated the TPIPS IMA.
Pursuant to the 2022 IMA, Third Point LLC provides discretionary investment management services with respect to a newly established TP Optimized Credit portfolio (the “TPOC Portfolio”), subject to investment and risk management guidelines, and continues to provide certain non-discretionary investment advisory services to the Company. The Company agreed to contribute to the TPOC Portfolio all amounts withdrawn from TP Fund on November 30, 2021, December 31, 2021 and January 31, 2022 that were not invested or committed for investment in other Third Point strategies.
Term and Termination Rights
The 2022 IMA will continue with respect to the TPOC Portfolio until the first of the following events to occur: (1) as of any month-end upon at least 120 days’ prior written notice from Third Point LLC, (2) upon the complete withdrawal of all of the assets in the TPOC Portfolio or (3) 45 days’ following the mutual agreement of the Company and Third Point LLC to terminate. The term of the 2022 IMA with respect to the advisory services may be terminated by the Company as of any calendar month-end, with at least 30 days’ prior notice. The Company and Third Point LLC have certain other termination rights as set forth in the 2022 IMA.
Withdrawal Rights
Under the 2022 IMA, we may withdraw our capital accounts in TPOC Portfolio (i) in full on March 31, 2026 and each successive anniversary of such date or (ii) in accordance with the other withdrawal rights set forth in the 2022 IMA.
Incentive Fees
Under the 2022 IMA, the Company is obligated to pay Third Point LLC, from the assets of each sub-account, an annual incentive fee equal to 15% of outperformance over a specified benchmark for the investment management services provided in respect of the TPOC Portfolio. On March 31, 2026 or upon the termination of the 2022 IMA if earlier, an incentive fee in respect of each sub-account will be determined and paid as if such date were the last day of a calendar year. In addition, immediately after giving effect to such incentive fee payment, Third Point LLC will calculate a notional incentive fee in respect of each remaining sub-account on a cumulative basis from the establishment of such sub-account through such date as if no incentive fee had been paid in respect of such sub-account on or prior to such date, adjusted to account for withdrawals and management fees, in an amount equal to 20% for the first 2.5% of outperformance in respect of each sub-account, 25% for the next 2.5% of outperformance in respect of each sub-account and 30% of any further outperformance in respect of each sub-account. If such calculated amount exceeds the aggregate incentive fee actually paid with respect to any such sub-account, the Company is obligated to pay Third Point LLC the amount of such excess from each applicable sub-account.
Management Fees
The Company is obligated to pay Third Point LLC a monthly management fee equal to one twelfth of 0.50% (0.50% per annum) of the TPOC Portfolio, net of any expenses, and a fixed advisory fee for the advisory services equal to 1/4 of $1,500,000 per quarter, which may be reduced by management fees paid on capital other than TPE Withdrawn Amounts (as defined in the 2022 IMA) invested in the TPOC Portfolio.
Daniel S. Loeb Investor Rights Agreement
On February 26, 2021, the Company and Daniel S. Loeb entered into an Investor Rights Agreement, dated as of February 26, 2021 (the “Daniel S. Loeb Investor Rights Agreement”) pursuant to which Daniel S. Loeb has certain rights previously set forth in the Company’s Bye-laws until such time as he holds shares of the Company representing less than 25% of the shares held by him on December 22, 2011:
•SPECIAL ACTIONS: The Company may not enter into any transaction with any:
(i)Affiliate (as defined in the Daniel S. Loeb Investor Rights Agreement) of the Company,
(ii)Member (as defined in the Daniel S. Loeb Investor Rights Agreement) and/or director, officer, employee and/or Affiliate of any Member, and/or
(iii)director, officer, employee and/or Affiliate of any of the foregoing.
•CONSENT RIGHT: No amendment to the memorandum of Association of the Company which would have a material adverse effect on the rights of Daniel S. Loeb may be made without his consent.
In addition, Daniel S. Loeb has the right to appoint one of his representatives to attend Board meetings in an observer capacity so long as he holds shares in the Company.
CMB INVESTOR RIGHTS AGREEMENT
On February 26, 2021, the Company and CM Bermuda entered into that certain Investor Rights Agreement (the “CMB Investor Rights Agreement”), pursuant to which the voting power of CM Bermuda, its Affiliates and its Related Persons (each as defined in the CMB Investor Rights Agreement and collectively with CM Bermuda, the “Investor Affiliated Group”) in the Company is capped at 9.9%, in accordance with the terms described in the CMB Investor Rights Agreement and the Company’s Bye-Laws. The CMB Investor Rights Agreement further provides that for so long as the Investor Affiliated Group beneficially own at least 9.9% of the Company’s common shares, CM Bermuda shall have the right to designate an observer to the Board. In addition, for so long as the Investor Affiliated Group beneficially own at least 9.9% of the Company’s common shares, they will be subject to certain customary standstill restrictions. CM Bermuda’s board observer right and the standstill restrictions will terminate on the later of May 22, 2022 and the date on which CM Bermuda or one of its Affiliates or Related Persons no longer has a representative designated by CM Bermuda or one of its Affiliates or Related Persons serving as a director on the Board.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Any interested parties desiring to communicate with the Board or any of the independent directors regarding the Company may directly contact such director(s) by delivering such correspondence to such director(s) (or the entire Board) by e-mail to secretary@siriuspt.com or by mail at the following address:

SiriusPoint Ltd. Attention: Secretary Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda
The Secretary will not forward to the Board, any Committee or any director communications of a personal nature or not related to the duties and responsibilities of the Board, including, without limitation, junk mail and mass mailings, business solicitations, routine customer service complaints, new product or service suggestions, opinion survey polls or any other communications deemed by the Chief Legal Officer to be immaterial to the Company.

The Audit Committee of the Board has established procedures, including through the use of a third party hotline, for employees, shareholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls, or auditing matters. Details of the hotline are available on our website at www.siriuspt.com.

DIRECTOR COMPENSATION
COMPENSATION OF DIRECTORS FOR FISCAL YEAR 2021

ANNUAL COMPENSATION

ADDITIONAL ANNUAL CASH RETAINERS ($)

Audit Committee Chair	35,000

Lead Independent Director	100,000

INITIAL EQUITY GRANT―GRANT DATE VALUE ($)
One-time grant of restricted common shares (for non-executive directors, other than Peter Tan and Joshua L. Targoff)	250,000
We adopted an amended and restated Director Compensation Policy on August 6, 2020, effective as of the date of the Company’s 2021 Annual General Meeting of Shareholders. Pursuant to the policy, each independent director receives an annual cash retainer of $137,500 per year (or $172,500, in the case of the chairman of the Audit Committee of the Board, Mark Parkin, or $187,500, in the case of the Lead Independent Director, Rafe de la Gueronniere). The cash retainer is paid in equal quarterly installments, and is prorated for partial years of Board service based on the number of days served by an independent director during any such year.
Each independent director will also receive an annual grant of $137,500 worth of restricted shares. Restricted share grants are typically made on or around the date of the annual general meeting of shareholders, with the number of shares being calculated based on the fair market value of a common share of the Company on the date of grant. Restricted share grants are also prorated for partial years of Board service, with the grant typically being made on the date that the director begins his or her Board service. All restricted share grants are subject to the Omnibus Incentive Plan and applicable award agreements entered into between the Company and the director, including vesting and forfeiture provisions. The restricted shares fully vest on April 30th of the calendar year following the year in which the grant is made, subject to the director’s continued Board service through each vesting date.
Our directors who are not independent (including those who are our employees) do not receive compensation for serving as members of our Board. As a result, Messrs. Sankaran, Tan and Targoff are not compensated for their services as directors. However, all directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as Board and Committee members, including attendance at educational seminars and other expenses directly related to the Company’s business.
In connection with the closing of the Merger, the Company modified its Director Compensation Policy to provide that all new directors joining the Board at and after the closing of the Merger will, in addition to the compensation currently provided to our directors under the Director Compensation Policy, receive a one-time grant of restricted common shares of the Company having a grant date value of $250,000 (other than Peter Tan or any future individual affiliated with CMIG International Holding Pte. Ltd. or CM Bermuda Limited). In order to promote fairness and consistency of Board compensation, this one-time grant was also made to directors serving prior to and at the closing of the Merger (other than Joshua L. Targoff or any future director affiliated with Third Point LLC or Daniel S. Loeb). The restricted shares will vest in three equal annual installments on each anniversary of the grant date, subject to continued Board service through the applicable vesting dates.

2021 DIRECTOR COMPENSATION

NAME	FEES EARNED OR PAID IN CASH ($)		RESTRICTED SHARE AWARDS(1)(2) ($)		OPTION AWARDS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Joseph L. Dowling III	137,500		695,757	(6)	—	—	833,257
Rafe de la Gueronniere	179,635		—		—	—	179,635
Gretchen A. Hayes	137,500		388,679		—	—	526,179
Rachelle Keller	12,746	(3)	249,995	(3)	—	—	262,741
Sharon M. Ludlow	115,871	(4)	388,679		—	—	504,550
Mehdi A. Mahmud	137,500		388,679		—	—	526,179
Franklin Montross IV	115,871	(4)	388,679		—	—	504,550
Mark Parkin	172,500		388,679	(7)	—	—	561,179
Siddhartha Sankaran	34,282	(5)	—	(8)	—	—	34,282
Peter Wei Han Tan	—		—		—	—	—
Joshua L. Targoff	—		—		—	—	—
(1)The restricted shares were awarded to the independent directors on February 26, 2021 and April 19, 2021, under our Omnibus Incentive Plan. Restricted shares awarded on February 26, 2021 will vest in three equal installment on each of the following dates: February 26, 2022, February 26, 2023, February 26, 2024. The restricted shares awarded on April 19, 2021 will vest on April 30, 2022. As of December 31, 2021, our directors had the following number of outstanding restricted shares:

NAME	NUMBER OF UNVESTED RESTRICTED SHARES	NAME	NUMBER OF UNVESTED RESTRICTED SHARES
Joseph L. Dowling III	0	Franklin Montross IV	388,679
Rafe de la Gueronniere	36,942	Mark Parkin	36,942
Gretchen A. Hayes	36,942	Siddhartha Sankaran	0
Sharon M. Ludlow	388,679	Peter Wei Han Tan	0
Mehdi Mahmud	36,942	Joshua L. Targoff	0
(2)The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures. The fair value was determined using the methodology and assumptions set forth in Note 19, “Share-Based Compensation and employee benefit plans,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, which are hereby incorporated herein by reference.
(3)Ms. Keller served as a Director of the Company from February 26, 2021 (date of appointment) through the Company’s Annual General Meeting held on May 19, 2021. The amount of fees earned or paid in cash reflects prorated fees earned during that period. Ms. Keller was awarded 23,809 shares on February 26, 2021 (date of appointment) for service as a Director of the Company which was forfeited upon her not standing for election at the Annual General Meeting in 2021.
(4)Reflects prorated fees earned from February 26, 2021 (date of appointment) through December 31, 2021.
(5)Reflects prorated fees earned from January 1, 2021 through February 26, 2021 when Mr. Sankaran became the Chief Executive Officer of the Company.
(6)Restricted shares awarded to Mr. Dowling in 2021 fully vested on December 31, 2021 immediately prior to his resignation following Compensation Committee approval for appreciation of his extensive service and dedication to the Company in connection with the Merger and transformation of the Company. Amounts in this column reflect the grant date fair market value of the restricted share awards awarded to Mr. Dowling in 2021, in addition to the fair market value of Mr. Dowling’s unvested RSAs as of his termination date. Pursuant to the SEC disclosure rules, this represents a modification of the award and not a new grant.
(7)Restricted shares awarded to Mr. Parkin in 2021 fully vested on April 6, 2022 immediately prior to his resignation following Compensation Committee approval for appreciation of his extensive service and dedication to the Company in connection with the Merger and transformation of the Company.
(8)Mr. Sankaran did not receive an equity award for his services as a Director in 2021.

EXECUTIVE OFFICERS
The following table sets forth information as of April 1, 2022 regarding the individuals who serve as our executive officers. The ages of our executive officers are as of April 1, 2022.

NAME	AGE	POSITION
Siddhartha Sankaran (1)	44	Chief Executive Officer & Chairman of the Board
Monica Cramér Manhem	62	President, International Reinsurance
Rachael Dugan	41	Chief Legal Officer
Prashanth Gangu	42	Chief Operating Officer and President, Insurance and Services
David E. Govrin	58	Global Chief Underwriting Officer and President, Americas Reinsurance
Vievette M. Henry	58	Chief People Officer
David W. Junius	51	Chief Financial Officer
Andreas Kull	55	Chief Risk Officer
Ming Zhang	40	Chief Investment Officer
(1) For biographical information about Mr. Sankaran, see “Board of Directors and Corporate Governance—Information Regarding Class III Director Nominees for Election to the Board.”

MONICA CRAMÉR MANHEM
CAREER HIGHLIGHTS
•SiriusPoint Ltd.
◦President, International Reinsurance (March 2021 to present)
•Sirius Group
◦President, Global Reinsurance (August 2019 to March 2021)
◦Chief Operating Officer (September 2018 to August 2019)
•Sirius International Insurance Corporation (publ) (“Sirius International”)
◦Chief Executive Officer (March 2014 to present)
◦Managing Director
◦Senior Vice President and Business Unit Head (January 2004 to March 2014)
◦served in various positions, having joined a predecessor (1985 to 2004)

•With her extensive market knowledge and insight into client needs, Ms. Cramér Manhem successfully led Sirius Group and Sirius International through challenging market conditions by focusing on the maintenance of sustainable, profitable underwriting, and strengthening relationships.
EDUCATION
•Degree in International Business Administration, University of Gothenburg

President, International Reinsurance since March 2021 Age 62

RACHAEL DUGAN
CAREER HIGHLIGHTS
•SiriusPoint Ltd.
◦Chief Legal Officer (February 2021 to present)
•Reverence Capital Partners, a private investment fund based in New York
◦General Counsel and Chief Compliance Officer (June 2019 to February 2021)
•Marsh & McLennan Companies (“MMC”), a professional services firm based in New York
◦Chief Strategy and M&A Counsel, responsible for overseeing mergers and acquisitions (“M&A”) and other strategic transactions for MMC and its four operating companies (Marsh, Mercer, Guy Carpenter and Oliver Wyman) global from a legal and compliance perspective (2013 to 2019)

•Marsh & McLennan Companies (continued)
◦also managed the securities compliance team that supports MMC’s broker-dealer and investment advisory businesses
•Sullivan & Cromwell, LLP
◦Associate in the M&A group, advising numerous domestic and foreign clients in a range of public and private M&A transactions, joint ventures and other strategic transactions
EDUCATION
•J.D., Stone Scholar, Columbia Law School
•B.S. in Biology, with Honors, Loyola College in Maryland

Chief Legal Officer since February 2021 Age 41

PRASHANTH GANGU
CAREER HIGHLIGHTS
•SiriusPoint Ltd.
◦Chief Operating Officer and President, Insurance and Services (March 2021 to present)
•Oliver Wyman, a management consulting firm
◦Partner and Head of Americas P&C Insurance (October 2010 to February 2021)
•During his career, Mr. Gangu has advised property and casualty and life insurers on a range of topics including:
◦business strategy,
◦new venture set-up,
◦organizational effectiveness,
◦technology modernization, and
◦operational transformation

•He was active in the insurance M&A space, advising private equity investors on transactions covering carriers, brokers, MGAs, TPAs, networks, services and software providers
EDUCATION
•Post-Graduate degree in Engineering, California Institute of technology
•Master’s degree in Aeronautics, Caltech
•Bachelor’s degree in Aerospace Engineering, IIT Bombay

Chief Operating Officer and President, Insurance and Services since March 2021 Age 42

DAVID E. GOVRIN
CAREER HIGHLIGHTS
•SiriusPoint Ltd.
◦Global Chief Underwriting Officer and President, Americas Reinsurance (March 2021 to present)
•Third Point Reinsurance (USA) Ltd.
◦President (May 2019 to March 2021)
◦Head of Business Development (February 2019 to 2021)
•Berkshire Hathaway’s Reinsurance Group, a reinsurance company
◦Vice President and key member of the underwriting team (2012 to 2019)
•Hudson Insurance Capital Partners, a specialty insurance focused private equity fund of approximately $200 million
◦Founder (2007)
•Sierra Re Advisors, a boutique reinsurance intermediary
◦Founder (2006)
•Ritchie Capital Management, an alternative asset manager
◦Managing Director/ILS Fund Manager (2005 to 2006)

•Citigroup
◦Director, Structured Insurance Products group (2002 to 2004)
•Goldman Sachs
◦Vice President, Initial member of the Insurance Products Group developing the ILS market (1997 to 2002)
•Guy Carpenter
◦Senior Vice President, property account executive executing and developing traditional, structured, and capital markets products (1989 to 1997)
•Dean Witter Reynolds
◦Fixed income operations, sales and trading (1986 to 1989)
•Horizon Bank
◦Commercial Credit Analyst (1985 to 1986)
EDUCATION
•Master of Business Administration in Finance, NYU’s Stern School of Business
•Bachelor of Science in Finance and Real Estate, University of Denver

Global Chief Underwriting Officer and President, Americas Reinsurance since March 2021 Age 58

VIEVETTE M. HENRY
CAREER HIGHLIGHTS
•SiriusPoint Ltd.
◦Chief People Officer (March 2021 to present)
•AIG, an insurance company
◦Global Head of Talent, Organizational Effectiveness and Chief Diversity Officer, in New York (2018 to 2021)
◦joined AIG in 2014
•Columbia University, New York
◦Executive Director, Strategic Human Resources Partner

•Ms. Henry has led successful global human capital strategies, organizational development and talent management programs for multinational companies. She previously held HR positions in Citigroup, JP Morgan Chase, Pfizer and Credit Suisse Investment Bank
EDUCATION
•MBA, Dowling College School of Business
•Bachelor of Arts in Computer Science, Clarke University

Chief People Officer since March 2021 Age 58

DAVID W. JUNIUS
CAREER HIGHLIGHTS
•SiriusPoint Ltd.
◦Chief Financial Officer (February 2021 to present)
•Third Point Reinsurance Ltd.
◦Chief Operating Officer (October 2020 to February 2021)
•AIG, an insurance company
◦Chief Financial Officer for the International division of the General Insurance segment (2018 to October 2020)
◦Corporate Treasurer (2016 to 2018)
◦Head of Capital Strategy for AIG’s Treasury Group (2014 to 2016)
◦Chief Financial Officer and Executive Vice President for the Asia Pacific division of AIG’s Property and Casualty segment (2009 to 2014)

•AIG (continued)
◦Managing Director of AIG Strategic Planning (2000 to 2009)
◦Senior Political Risk Underwriter for AIG’s Trade Credit and Political Risk division (1997 to 2000)
EDUCATION
•MBA in Analytical Finance and Accounting, University of Chicago Booth School of Business
•Masters of Arts in International Affairs, George Washington University
•Bachelor of Arts in International Relations and Soviet Studies, Boston University

Chief Financial Officer since February 2021 Age 51

Andreas Kull
CAREER HIGHLIGHTS
•SiriusPoint Ltd.
◦Chief Risk Officer (since March 2022)
•Bernina Re Ltd.
◦Chief Risk Officer and Member of the Executive Board (January 2020 to February 2022)
•Renaissance Re Europe AG
◦Chief Risk Officer and Member of the Executive Board (ad interim) (April 2019 to September 2019)
•Tokio Millennium Re
◦Chief Risk Officer and Member of the Executive Board (April 2016 to April 2019)
◦Executive Vice President ERM (April 2015 to April 2016)
•TM Technologies LLC
◦Director (June 2017 to February 2019)
EDUCATION •PhD in Physics, Ludwig-Maximillians-University, Munich •Masters in Physics; Bachelors in Mathematics & Philosophy, University of Bern

Chief Risk Officer since March 2022 Age 55

MING ZHANG
CAREER HIGHLIGHTS
•SiriusPoint Ltd.
◦Chief Investment Officer (November 2020 to present)
•MetLife Inc., an insurance company
◦Senior Vice President, Head of insurance and Product Risk Management, responsible for global insurance risk management, product risk and pricing oversight, and products and case approvals (2019 to November 2020)
•AIG, an insurance company
◦Senior Managing Director, Chief Market Risk Officer, responsible for global market risk management, strategy and oversight, while also heading AIG’s Group International Capital program and Portfolio Analytics for AIG Investments

•AIG (continued)
◦served in various leadership positions at AIG (2011 to 2019)
•Oliver Wyman
◦Engagement Manager, for financial services clients
EDUCATION
•PhD in Physics, University of Chicago
•BS in Physics, Peking University

Chief Investment Officer since November 2020 Age 40

EXECUTIVE COMPENSATION

PROPOSAL 2	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (SAY-ON-PAY)
TO APPROVE, BY A NON-BINDING ADVISORY VOTE, THE EXECUTIVE COMPENSATION PAYABLE TO THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT
As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and in accordance with Section 14A of the Exchange Act, the Company’s shareholders are entitled to approve, on an advisory basis, the compensation of our NEOs. This non-binding advisory vote, commonly known as a “Say-on-Pay” vote, gives our shareholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.
As described in detail under “Compensation Discussion and Analysis,” our compensation programs are designed to
•attract, motivate and retain executives of outstanding ability to meet and exceed the demands of our business,
•focus management on optimizing shareholder value and fostering an ownership culture,
•create appropriate rewards for outstanding performance and penalties for underperformance, and
•provide competitive rewards that foster collaboration by rewarding executives for their contribution to our overall performance and financial success while determining and allocating incentives based on our performance.
We believe our compensation program is effective, appropriate and strongly aligned with the long-term interests of our shareholders and that the total compensation packages provided to our NEOs are reasonable and not excessive.
For these reasons, the Board is asking shareholders to vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
As an advisory vote, this Proposal 2 is not binding on the Board or the Compensation Committee (or any other committee of the Board), will not overrule any decisions made by the Board or the Compensation Committee (or any other committee of the Board) and will not require the Board or the Compensation Committee (or any other committee of the Board) to take any specific action. The outcome of this vote does not create or imply any change to the fiduciary duties of the Company or its Board or any of its committees (or any individual member thereof), or create or imply any additional fiduciary duties. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders, and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE EXECUTIVE COMPENSATION PAYABLE TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

EXECUTIVE COMPENSATION CONTENTS

59	COMPENSATION DISCUSSION AND ANALYSIS
59	I.Overview
60	II.Executive Summary
60	2021 Performance Highlights
61	SiriusPoint’s 2021 Compensation Highlights
63	Results of Say-on-Pay Vote
63	III. Compensation Determination Process
64	IV. Compensation Philosophy and Objectives
64	V.Peer Group
65	VI.Elements of our Compensation Program
66	VII.Base Salary
67	VIII.Annual Cash Incentive Pay
68	Annual Cash Incentive Plan for 2021
72	IX.Long-Term Incentives
73	Long-Term Incentives Awarded in 2021
77	X.Other Benefits and Perquisites
77	Other Benefits
77	Perquisites
78	XI.Employment Agreements with NEOs
78	XII.Other Compensation Practices and Policies
78	Share Ownership Guidelines
79	Clawback Policy

79	Hedging and Pledging
79	Role of the Compensation Committee
80	Role of the Compensation Consultant
80	Compensation Risk Assessment

80	COMPENSATION COMMITTEE REPORT

81	EXECUTIVE COMPENSATION TABLES
81	Summary Compensation Table
83	Grants of Plan-Based Awards for Fiscal Year 2021
86	Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2021 Table
89	Outstanding Equity Awards at Fiscal Year-End 2021
91	Option Exercises and Shares Vested
93	Potential Payments Upon Termination or Change in Control

102	CEO PAY RATIO DISCLOSURE

104	EQUITY COMPENSATION PLANS

COMPENSATION DISCUSSION AND ANALYSIS
I.OVERVIEW
This Compensation Discussion and Analysis (“CD&A”) provides an overview of the material components of our executive compensation program. The following executive officers are referred to in this CD&A and related compensation tables and narrative as the named executive officers or “NEOs”.
Our NEOs for fiscal year 2021 were the following executive officers who served during fiscal year 2021:
•Siddhartha Sankaran, Chairman and Chief Executive Officer as of February 26, 2021.
•David W. Junius, Chief Financial Officer as of February 26, 2021 (former Chief Operating Officer until February 26, 2021).
•Prashanth Gangu, Chief Operating Officer and President, Insurance and Services, as of March 1, 2021.
•Monica Cramér Manhem, President, International Reinsurance.
•David E. Govrin, Global Chief Underwriting Officer and President Americas Reinsurance.

•Daniel V. Malloy, former Chief Executive Officer (until February 26, 2021) and President, Global Distribution (until April 1, 2022).
•Christopher S. Coleman, former Chief Financial Officer (until February 26, 2021).

II.EXECUTIVE SUMMARY

The Compensation Committee managed the transition of a new senior leadership team following the Merger to lead the Company in a transformation and turnaround strategy. With the goal of attracting and retaining strong talent to lead the organization, the Compensation Committee engaged its independent compensation consultant, Mercer (US) Inc. (“Mercer”), to perform a competitive market analysis and to recommend the ranges of total direct compensation, including the elements of compensation, such as base salary, annual cash incentive, long-term incentive awards, and, where applicable, sign-on grants, for each executive officer.
2021 Performance Highlights

•Net income of $45 million, or $0.27 per diluted common share
•Tangible diluted book value per share decreased $3.44, or 20.6%, from December 31, 2020 to $13.27
•Core loss of $163 million
•Core combined ratio of 110.0%
•Return on average common equity of 2.3%
•Net investment income of $313 million

Certain of these compensation performance metrics are non-GAAP financial measures. Please see Appendix A for our calculation of these measures and a reconciliation to the most directly comparable GAAP financial measures.

PAY-FOR-PERFORMANCE ALIGNMENT

Our executive compensation program is designed to link pay and performance as a majority of compensation is at risk and a significant portion of compensation is delivered in share-settled equity awards or options. Our executive compensation program is designed to be aligned with the interests of shareholders by tying executive compensation to metrics that we believe support the creation of long-term shareholder value.

The SiriusPoint Compensation Committee reviews and evaluates the performance and compensation of our NEOs annually, assessing performance in relation to the Company’s strategic, operational and financial performance over both the short and long-term. The Compensation Committee sets challenging performance goals at the time of grant for all performance-based compensation to create further executive alignment with the long-term interests of the Company’s shareholders.

Since the Merger closed last February, we have integrated two companies into a single operating model and culture. We knew it would take at least a year and full cycle of renewals to begin to substantially de-risk our reinsurance book. We believe that our results do not yet fully reflect the work the executive officers and their teams have undertaken. However, in line with our strategic areas of focus, we believe we have better positioned our reinsurance portfolio for lower volatility and improved profitability going forward. We significantly reduced the amount of property catastrophe risk, closed underperforming lines of business and undertook a dramatic reallocation of capital. We completed a loss portfolio transfer transaction with the Compre Group, de-risking long-

tail casualty lines. We have rationalized our legal entity structure, including combining three Class IV reinsurers in Bermuda and eliminated redundant service companies.

We have also attracted new talent across key senior roles to address governance and build our Insurance & Services business, as well as to address underperforming business lines or functions. In addition, we have made meaningful investments in over 20 MGAs and insurance services companies, bringing the portfolio of partnerships in our Insurance & Services segment to over 30. For many of these companies, SiriusPoint is also the leading reinsurer under bespoke reinsurance agreements. We believe these partnerships will accelerate our growth and improve our profitability as these businesses mature over time. We have restructured our agreement with Third Point LLC and are in the process of repositioning our investment portfolio to lower volatility. We have a strong capital base, a flexible underwriting and operating platform, an experienced team, an innovative and entrepreneurial culture and a disciplined growth mindset. Reflecting the stability of the foundation that we have established and the progress that has been made in the Company’s turnaround and transformation strategy, the 2021 annual cash incentive pool calculated at approximately 80% of target. The Compensation Committee has certified that the first performance year of the 2021-2023 performance based restricted share units were earned at 66% of target.
SiriusPoint’s 2021 Compensation Highlights
SiriusPoint’s fiscal 2021 executive compensation program, as summarized below, was designed to be consistent with the Company’s:
•executive compensation principles,
•pay-for-performance philosophy, and
•commitment to sound corporate governance.

1MANAGED SUBSTANTIAL EXECUTIVE TEAM TRANSITION	In connection with the closing of the Merger, the Compensation Committee worked with the CEO to identify and approve compensation for an almost completely new executive team that devoted substantial effort to integrating the two legacy businesses and executing on the Company’s new turnaround and transformation strategy.
2PROVIDED SIGN-ON GRANTS TO ATTRACT AND RETAIN TALENT
We provided sign-on grants to attract and retain superior executive talent and to compensate such executives for compensation that was forfeited with their prior employer in connection with joining SiriusPoint. The sign-on equity grants vest in annual increments over either a five- or three-year period (depending on the executive), subject to the executive’s continued service. In addition, we awarded Mr. Gangu a one-time $1 million sign-on bonus upon commencement of his employment with the Company, subject to Mr. Gangu’s continued employment with the Company through the six-month anniversary of the commencement of his employment.

3SIGNIFICANT MAJORITY OF NEOs’ DIRECT COMPENSATION WAS AT-RISK COMPENSATION	The graphics below show that the fiscal 2021 target direct compensation for each NEO (other than Mr. Coleman who left the Company shortly after the Merger closing) was weighted toward at-risk, variable incentive awards (in the form of both short-term cash incentives and longer-term equity incentives).

2021 TOTAL TARGET COMPENSATION MIX*
________
*For the Company’s NEOs other than Mr. Coleman, the graphics above display the target annual direct compensation program, which includes base salary, target annual cash incentive compensation and target long-term incentive compensation. These graphics exclude one-time sign-on cash or equity awards.
SUMMARY OF OUR EXECUTIVE COMPENSATION PRACTICES

WHAT WE DO	WHAT WE DON’T DO
We tie pay to performance by designing a significant portion of executive pay to be at-risk: 85% of the CEO’s 2021 compensation and, on average, 73% of the other NEOs’ compensation (other than Mr. Coleman)	We do not award stock options with an exercise price below 100% of fair market value
We require officers and directors to satisfy meaningful share ownership requirements	We do not allow our directors, executive officers, employees and their related persons to pledge the Company’s securities as collateral for loans or for any other purpose
We seek to mitigate undue risk in compensation programs through informed performance goal-setting that considers multiple financial and non-financial factors	We do not allow our directors, executive officers, employees and their related persons to hedge the Company’s securities
Our Compensation Committee retains the services of an independent compensation consultant	We do not offer “gross-ups” for golden parachute taxes
We generally consider market and industry data when setting executive pay, using the median as a reference point to understand the general market	We do not offer single-trigger severance or single-trigger equity vesting benefits, with certain limited exceptions
We maintain a clawback policy applicable to executive officers in the event of a financial statement restatement	We do not reprice stock options unless approved in advance by our shareholders
We offer double-trigger change-in-control benefits
We focus on attracting superior and diverse executive talent

Results of Say-on-Pay Vote
The Compensation Committee considers the outcome of the annual shareholder advisory vote on executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation program generally. At our 2021 annual general meeting of shareholders, our shareholders approved the compensation paid to our NEOs in a non-binding advisory vote. Approximately 95% of the shareholders who voted on the proposal voted in favor of the proposal. The Compensation Committee believes the results conveyed support for the philosophy, strategy and objectives of our executive compensation program, and we did not make any changes in response to the 2021 “say-on-pay” vote.
At our 2021 annual general meeting, our shareholders voted, on an advisory basis, to hold future advisory votes to approve executive compensation every year. In accordance with our shareholders’ recommendation, our Board determined to include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation which “say on frequency” vote will occur at the annual general meeting.
III. COMPENSATION DETERMINATION PROCESS

Our Compensation Committee leads a rigorous annual process to evaluate whether we offer compensation in accordance with our pay-for-performance philosophy.

EVALUATE	APPROVE
•Market data from independent compensation consultant	•Performance metrics for short- and long-term compensation
•Feedback from annual-say-on-pay vote	•Achievement of strategic objectives for annual cash incentive plan
•Appropriate Peer Group composition	•Performance goals for CEO and other NEOs
•Alignment of performance measures with overall strategy	•Specific targets, thresholds and maximums for each performance metric
•Ability of compensation program to attract superior talent	•Salary and target annual and long-term incentive compensation for NEOs
•Target total compensation for each NEO, including the CEO
DISCUSS
•Executive sessions with the Compensation Committee and CEO to discuss progress against financial and strategic goals
•Risk Assessment of executive compensation program
•Shareholder feedback and say-on-pay vote results
•Market and governance practices

IV.    COMPENSATION PHILOSOPHY AND OBJECTIVES
In 2021, the Compensation Committee used its Total Rewards Strategy to review, approve and oversee the Company’s executive compensation practices. The Company’s Total Rewards Strategy is to offer compensation, reward and benefit programs to executives that align with the following principles and objectives:
•Enable the Company to attract and retain superior talent, which we believe is critical to the Company’s performance;
•Provide compensation and benefits packages that are competitive with other peer companies operating in the reinsurance and insurance industry;
•Support a high-performance environment by linking pay with Company and individual performance to achieve the Company’s objective to grow the business and deliver superior returns to its investors;
•Motivate superior performance and strengthen the connection between pay and results by developing compensation programs that reward success both at the Company and on the individual level; and
•Focus on long-term performance to create shareholder value and retain executives.
    V.     PEER GROUP
During 2020, the Compensation Committee retained an independent consultant, Mercer, to advise on a variety of executive compensation matters, including development of the Company’s compensation philosophy and a review of the Company’s executive compensation structure and design in connection with the Merger. The Compensation Committee worked with Mercer to develop a peer group to be used for benchmarking incentive design following the Merger.
In selecting companies for our Peer Group the Compensation Committee considered companies that met one or more of the following peer group selection criteria:
1Industry and scope of business,
2Size based on revenue and market capitalization,
3Importance of capital allocation, investments and risk management, and
4Comparable pool of talent and global presence.

The companies in our Peer Group, used to determine 2021 pay, which does not reflect subsequent merger and acquisition activity, are as follows:

•Argo Group International Holdings Ltd.	•Greenlight Capital Re Ltd.	•ProSight Global, Inc.(1)
•Axis Capital Holdings Ltd.	• Hiscox Ltd.	•RenaissanceRe Holdings Ltd.
•Beazley plc	•James River Group Holdings, Ltd.	•RLI Corp.
•Enstar Group Limited	•Lancashire Holdings Limited	•Somers Group Holdings Ltd. (f/k/a Watford Holdings Ltd.)(2)
•Global Indemnity Limited	• ProAssurance Corporation	•White Mountain Insurance Group Ltd.
(1) Prosight Global, Inc. went private in August 2021 and was removed from the peer group.
(2) Watford Holdings was acquired by Arch Capital Group (40%) and funds managed by Kelso & Company (30%) and Warburg Pincus (30%) in July 2021 and changed its name to Somers Group Holdings Ltd. in November 2021.

Changes from the peer group used to determine 2020 pay included: Aspen Insurance Holdings Ltd, EMC Insurance Group, Maiden Holdings Ltd, National General Holdings Corp., Navigators Group, Inc., and State Auto Financial Corporation were removed from the Peer Group, and Axis Capital Holdings Ltd., Beazly plc, Hiscox Ltd., Lacanshire Holdings, Ltd., ProSight Global, Inc. and Somers Group Holdings Ltd. (f/k/a Watford Holdings Ltd.) were added to the Peer Group to reflect the new size, geographic presence and business mix of the Company post-Merger.

For purposes of the 2021 Peer Group analysis:

	REVENUES(1)	MARKET CAPITALIZATION(2)
SiriusPoint	$2.1 billion	$1.3 billion
Relative Peer Group Position	64th percentile	27th percentile
(1)Represents revenue for the trailing four quarters ended December 31, 2021. Revenues shown in U.S. dollars using Standard & Poor’s Capital IQ.
(2)Represents market capitalization as of December 31, 2021.

VI.    ELEMENTS OF OUR COMPENSATION PROGRAM
During 2021, the compensation packages for our NEOs consisted primarily of:
•base salary,
•annual cash incentive compensation,
•long-term incentive compensation,
•certain perquisites, and
•retirement, health and welfare benefits.

Set forth below is a discussion of each of these elements of total compensation, the reason we provide each element, and how each element fits into our overall compensation philosophy. Each element of the Total Rewards Strategy offers something of value to executives, and incentivizes the desired behaviors and business results for the Company.

		ELEMENT	PURPOSE
◄ FIXED ►	Short-Term	BASE SALARY
•To provide base compensation for executives’ ongoing performance of job responsibilities throughout the year
•To attract and retain executives with the knowledge, skills and abilities necessary to successfully execute their job responsibilities
•To recognize each executive’s position, role, responsibility and experience
•To remain competitive in the industry

◄ VARIABLE ►		ANNUAL CASH INCENTIVE
•To focus executive officers on achieving the annual goals of the Company by paying rewards to the extent the goals are fulfilled
•To recognize how individuals have performed in meeting their established goals for the year, which are above and beyond their regular job duties
•To reward exceptional performance through increased cash incentive payouts (subject to the amount of the overall annual cash incentive pool), and lower payouts where individual performance is below expectations

	Long-Term	EQUITY AWARDS
•To align the interests of employees with shareholders through meaningful equity participation and long-term ownership
•To reward executives that achieve long-term value creation and our strategic objectives as vesting of awards is contingent on achievement of defined performance metrics over a three-year period
•To promote the long-term retention of our executives

CUSTOMARY PERQUISITES •For certain expatriate employees working outside of their home country •Typical for the insurance/reinsurance industry and Bermuda-based companies
•To attract and retain key employees in Bermuda
•To rationalize the income of expatriate employees, who experience additional taxation as a result of compensation for additional housing and transportation expenses, with the income that such employees would earn as employees within their native countries

RETIREMENT, HEALTH AND WELFARE BENEFITS			•To provide executives with an opportunity to save for retirement •To help ensure that we have productive and focused executives through reliable and competitive health and other benefits
VII.    BASE SALARY
The minimum base salary for each of our active NEOs is set pursuant to their individual employment agreements or offer letters with the Company. Base salaries are reviewed on a periodic basis. Salaries for our NEOs are based on several factors, including the scope of job responsibilities, experience, expertise, performance and competitive market compensation. From time to time, salaries may be adjusted to reflect promotions, increases in responsibilities and competitive considerations. In connection with the Merger, the Compensation Committee approved compensation arrangements with Messrs. Sankaran and Gangu and Ms. Cramér Manhem, each of whom became executive officers of the Company on February 26, 2021. Ms. Cramér Manhem was President, International at Sirius Group and became President, International Reinsurance of SiriusPoint following the Merger.

Messrs. Sankaran and Gangu were each determined to be key hires that were essential to drive the strategic objectives of the combined Company following the Merger.

Following Mercer’s competitive market analysis of companies within the Peer Group, the Compensation Committee recommended base salaries for Messrs. Gangu and Sankaran and Ms. Cramér Manhem within the 50th-75th percentile given their critical role in the Company’s transition. The Compensation Committee also determined to maintain Ms. Cramér Manhem’s total direct compensation at approximately the same level that was paid by Sirius Group in 2020 and maintained Messrs. Govrin and Malloy at the same base salaries as paid in 2020.
The table below sets forth the annualized 2021 base salary for each of our NEOs as compared to the prior year.

NEO	BASE SALARY 2021 ($)	BASE SALARY 2020 ($)	% CHANGE
Siddhartha Sankaran(1)	1,000,000	N/A	N/A
David W. Junius(2)	500,000	500,000	0
Prashanth Gangu(3)	600,000	N/A	N/A
Monica Cramér Manhem (4)	551,085	N/A	N/A
David E. Govrin(5)	550,000	550,000	0%
Daniel Malloy (6)	850000	850000	0
Chris Coleman (7)	520,000	520,000	0%

(1)Mr. Sankaran commenced employment with the Company, as Chief Executive Officer, on February 26, 2021.
(2)Mr. Junius commenced employment with the Company, as Chief Operating Officer, on October 1, 2020 and was promoted to Chief Financial Officer on February 26, 2021.
(3)Mr. Gangu commenced employment with the Company, as Chief Operating Officer and President, Insurance and Services, on March 1, 2021.
(4)Ms. Cramér Manhem commenced employment with the Company, as President, International Reinsurance, on February 26, 2021. During Ms. Cramér Manhem’s employment with Sirius Group in 2020, Ms. Cramér Manhem received a base salary of $468,022.
(5)Mr. Govrin continued employment with the Company and was promoted to Global Chief Underwriting Officer, and President, Americas Reinsurance, on February 26, 2021.
(6)Mr. Malloy stepped down as Chief Executive Officer of the Company on February 26, 2021 and was appointed as President, Global Distribution. Mr. Malloy separated from the Company on April 1, 2022.
(7)Mr. Coleman stepped down as Chief Financial Officer on February 26, 2021 and separated from the Company on May 11, 2021.
VIII.    ANNUAL CASH INCENTIVE PAY
The purpose of annual cash incentive pay is to reward performance during the year based upon the achievement of individual and business goals.
Performance metrics are set based on the measures that the Compensation Committee determines are necessary to achieve operational success. The performance metrics are periodically reviewed and adjusted, where required, in the Compensation Committee’s judgment.
The annual cash incentive plan formula (described below) creates a cash incentive pool but does not determine individual awards. An individual award from the 2021 cash incentive pool was paid to the Chief Executive Officer based upon the Compensation Committee’s evaluation of his performance compared to previously established goals and objectives. Individual awards to the other NEOs were recommended to the Compensation Committee by the Chief Executive Officer based on how each executive performed relative to his or her individual annual goals.
Annual Cash Incentive Plan for 2021
All of our NEOs participated in our 2021 annual cash incentive plan (the “Annual Incentive Plan”).
Under the Annual Incentive Plan for 2021, the total annual cash incentive pool is calculated by applying the actual result of the financial metric weighted at 50% and the actual result of the strategic metrics weighted at 50%.

The financial and strategic metrics for the Annual Incentive Plan recognized the requirements of the specific challenges of the Merger and the beginning of a corporate turnaround. The specific factors were:
•the Company's Core Combined Ratio, as adjusted (50%), and
•the Company’s strategic objectives (50%).

Each NEO’s individual annual cash incentive is determined by applying a payout factor to each NEO’s target cash incentive opportunity.
The Compensation Committee selected Core Combined Ratio, as adjusted (subject to a CAT collar2) as the financial performance metric because they believed it effectively measured the profitability of the Company’s business and is a commonly used metric throughout the Property & Casualty industry to measure performance of the value created through underwriting. The Core Combined Ratio approved by the Compensation Committee included a minimum and maximum amount of catastrophe loss points to be included in the Core Combined Ratio, as adjusted, calculation. The Core Combined Ratio, as adjusted, goals were designed to be challenging but achievable with strong management performance.
The Compensation Committee chose to weight the strategic objectives of the Company equally with Core Combined Ratio, as adjusted, for its first year in operation following the closing of the Merger. As a result of the Merger, the NEOs were required to perform significant strategic work to integrate the two legacy companies as well as to turn around the Company’s performance. The strategic objectives were deemed critical to establish a strong foundation for the future direction and operation of the Company.
2 A CAT collar is a common tool used in our industry to limit the impact of material catastrophes (or absence of catastrophes in a given year), either negative or positive, on incentive compensation based on a Combined Ratio target. Actual catastrophe losses will be compared to budgeted catastrophe loads with a maximum load. The CAT collar was included in the design of the original metrics to not overly penalize or reward executives in the event of a heavy or light catastrophe year.

The maximum funding level of the Company’s 2021 annual cash incentive pool was 125% of base salaries. The Core Combined Ratio, as adjusted, metric has a potential performance range of 0% to 150% for its 50% contribution. The strategic objectives metric has a potential performance range of 0% to 100% for its 50% contribution.  The individual annual cash incentive payments to the NEOs under the Annual Incentive Plan were determined by the Compensation Committee based on the amount of the overall annual cash incentive pool, the target annual cash incentive opportunity and performance by each NEO relative to the strategic goals established in 2021. Additional description about the determination of annual cash incentive opportunity is provided below.

2021 Annual Cash Incentive Metrics
Annual Cash Incentive Performance Metrics	Threshold	Target	Maximum	Actual Result	Actual Payout as a % of Target	Weight	Bonus Pool Funding
Core Combined Ratio, as adjusted, with CAT Collar	102.1% $0 if greater than 102.1%	98.1% 100% if at target	<=95.1% 150% if equal to this target or lower	99.7%(1)	59.2%	50%	79.6%
5 Strategic Goals (each weighted 10% for a total of 50%)	No	Partial	Yes	Yes	100%	50%
(1) The actual result reflects the CAT collar adjustment for $12 million of total natural catastrophe losses less $3 million per event to align with budget catastrophe load, which includes natural catastrophe losses regardless of size.

In February 2022, the Compensation Committee reviewed the Company’s performance for the 2021 fiscal year. Performance against the Core Combined Ratio, as adjusted, financial metric is calculated based on actual results. The Company was required to meet the threshold of 102.1% or less Core Combined Ratio, as adjusted, established by the Compensation Committee in 2021 to fund the bonus pool. In February 2022, the Compensation Committee determined that the threshold on the financial metric of 102.1% of the Core Combined Ratio, as adjusted, was met, with a Core Combined Ratio, as adjusted, of 99.7%, and the payout factor was calculated to be 59.2% of target.

The Compensation Committee also reviewed the Company’s performance with respect to the five company-wide strategic objectives. Within each area, potential actions were identified for management to pursue. In February 2022, the Compensation Committee assessed performance against each of the strategic objectives identified in 2021 as summarized below. During its assessment, the Compensation Committee also reviewed detailed information provided by management regarding progress on each of the pre-established strategic objectives and received a report from the Global Head of Audit certifying to the achievement of each goal.

Strategic Objective	Achievements
Conduct Underwriting Review
•Reviewed and updated underwriting governance practices in advance of January 1, 2022 renewals, including guidelines, authorities and contract wording requirements.
•Completed review of all underwriting contracts by segment and office.
•Established decision metrics, frameworks for target composite ratios by line of business/adjusted return.

Reposition Investment Portfolio
•Established investment guidelines and investment risk framework.
•Implemented annual strategic asset allocation.
•Established form and timing of ongoing investment reporting to the Investment Committee
•Reallocated $550 million from the TP Enhanced Fund to cash and fixed income investments

Enhance Operating Model, Governance & Management Processes
•Established monthly business reviews and metrics, including financial and non-financial measures.
•Delivered to the Board an Operational and IT Transformation Plan.
•Executed on a legal entity simplification project.
•Updated Board corporate governance, Code of Business Conduct and Ethics and other compliance policies.

Execute on Strategic Growth & Investments Strategy
•Developed strategic initiative growth plan with profitability targets and milestones.
•Adopted a framework for executing and monitoring strategic investments.
•Closed 25 strategic investments since the Merger

Strengthen Talent Base
•Completed talent review and succession planning for key roles.
•Added key talent to the Company
•Developed DEI&B strategy to be implemented in 2022.
•Harmonized legacy benefit plans and integrated share plans administration system.

The CEO then provided the Compensation Committee with his recommendations of the performance of each of the NEOs. During the discussion, the CEO advised that the executives worked as a team to meet the Company’s strategic objectives and jointly contributed to achieving the 100% performance target. Based on this discussion, the Compensation Committee determined that the Company fully met the five strategic objectives. With a weighting of 50% for each performance metric (Core Combined Ratio, as adjusted, and strategic objectives), it was determined that the net payout would be calculated as 79.6% for each NEO.

The following table summarizes the CEO’s 2021 strategic objectives.

Strategic Objectives
Reshape the Executive and Senior Leadership Team & Strengthen Talent Base	Develop Strategic Business and Operating Plan	Enhance Operating Model, Governance & Management Processes
Conduct Underwriting Review	Investment Portfolio Reposition	Raise SiriusPoint’s External Profile
Deliver on STI financial targets and KPIs	Execute on Strategic Transactions	Maintain Strength of Balance Sheet, Liquidity and Regulatory Capital

In a meeting with the Compensation Committee in February 2022, following the performance assessment of Mr. Sankaran and his leadership team, Mr. Sankaran shared his belief that all members of the executive team had worked as a team to meet the financial and strategic objectives of the Company and, as such, should be rewarded equally including himself. The Committee determined that the payout percentage of the NEOs, including Mr. Sankaran, would be 79.6%.

Each NEO had an annual cash incentive at target that was expressed as a percentage of each NEO’s respective base salary for 2021, with the ability to earn a maximum payout equal to 125% of their base salary. The annual cash incentives at target were determined by the Compensation Committee based on seniority, role and responsibilities within the Company, experience level and past performance. As noted above, Mr. Sankaran, Mr. Gangu and Ms. Cramér Manhem’s respective annual cash incentive targets were established following a review of market data provided by Mercer in connection with their joining the Company on February 26, 2021. In February 2021, the Compensation Committee also approved an increase in Mr. Govrin’s target annual cash incentive target from 75% to 100% of base salary in connection with his promotion to Chief Underwriting Officer and President, Americas Reinsurance following the Merger and based on a review of market data provided by Mercer. With the exception of Mr. Govrin, none of our other NEOs received an annual cash incentive increase in 2021.

The chart below sets forth our NEOs’ target cash incentive opportunities and the actual cash incentive paid to each NEO for fiscal year 2021 based upon the following formula:

2021 Annual Cash Incentive Metric	Payout Factor	x Target =	Annual Cash Incentive Payout
Financial Performance	59.2%
Strategic Performance	100%
TOTAL	79.6%

	TARGET ANNUAL CASH INCENTIVE OPPORTUNITY		ACTUAL ANNUAL INCENTIVE PAID
NEO	% OF BASE SALARY	($)	AS A % OF TARGET ANNUAL CASH INCENTIVE	($)
Siddhartha Sankaran	75%	750,000	80%	597,000
David W. Junius	75%	375,000	80%	298,500
Prashanth Gangu	100%	600,000	80%	477,600
David E. Govrin	100%	550,000	80%	437,800
Monica Cramér Manhem	100%	551,085	80%	438,664
Daniel V. Malloy	100%	850,000	80%	676,600
Christopher S. Coleman	85%	442,000	(1)	158,636
(1) Mr. Coleman received a pro rata target bonus for 2021 pursuant to the terms of his separation agreement.
The annual cash incentive paid to each of our NEOs is reflected in the “2021 Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column or, in the case of Mr. Coleman, the “All Other Compensation” column.

Cash Sign-on Award

We provide sign-on grants to attract and retain superior executive talent and to compensate such executives for compensation that was forfeited with their prior employer in connection with joining SiriusPoint. In 2021, we awarded Mr. Gangu a one-time $1 million sign-on bonus upon commencement of his employment with the Company to recognize his loss of income from changing employers, subject to Mr. Gangu’s continued employment with the Company through the six-month anniversary of the commencement of his employment.
IX.LONG-TERM INCENTIVES
The purpose of long-term incentives is to align the interests of employees with those of shareholders through meaningful equity participation as the vesting of equity awards is contingent on the achievement of defined performance metrics over a three-year period. The program can generate significant value when executives drive the Company to achieve long-term results. The following principles govern our long-term incentive program:
•Long-term incentives aim to provide balance to a short-term performance focus. Executives should be focused on achievement of the Company’s long-term strategic objectives. Through long-term incentives, we encourage executives to drive strong Company performance over the long term.
•Long-term incentive awards should reflect market-competitive compensation levels. Individual grants vary based on individual performance, which reward individual achievement as well as long-term corporate performance.
•The mix of long-term incentives will vary by role and level in the Company to balance retention, the drive for long-term growth in shareholder value and the individual’s ability to contribute to value creation.
•The Company may use a variety of incentive awards from year to year to deliver long-term incentives.
•Our long-term incentive program provides for annual long-term incentive grants with overlapping vesting schedules and performance cycles to incentivize and promote retention of employees and executives. Equity awards are granted under our SiriusPoint Reinsurance Ltd. 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).

Long-Term Incentives Awarded in 2021
In April 2021, the Compensation Committee granted long-term incentives under the program design described below to each of our NEOs, with a target mix of awards comprised of the following:

Element	Key Metrics	Features
Performance-based Restricted Share Units	•TBVPS Growth (defined below)	•3 year cliff vesting period •Payout tied to 3-year relative performance •0-150% of target shares awarded •Common financial metric used in the industry
Options	•Stock price appreciation	•3-year cliff vesting period •10-year term •$10.36 per share strike price
Time-based Restricted Share Units	•Vest ratably over a 3-year period following the grant date	•Provides alignment with shareholders •Fosters retention

PERFORMANCE-BASED RESTRICTED SHARE UNITS

The Compensation Committee believes that performance-based restricted share units provide alignment of interests with shareholders as vesting of those awards is tied to Company performance and also supports retention of our NEOs as those awards vest over a three-year period. They also provide clear connection to our financial metrics, which is directly linked to our growth. For the performance-based restricted share units granted in April 2021, the Compensation Committee determined that a single performance metric, Tangible Book Value Per Share Growth (“TBVPS Growth”), was appropriate for the 34-month performance period beginning February 26, 2021 and ending December 31, 2023. This performance period is slightly shorter than the three-year performance periods historically used by the Company for performance-based awards due to the Merger occurring at the end of February. In order to more accurately capture performance of the combined company, the pre-acquisition portion of 2021 (i.e. the first 60 days) was excluded from the performance period. The portion of the 2021 awards actually earned will vest based on continued employment through the vesting date in April 2024. In addition, the Company re-segmented its business units following the Merger, and therefore, eliminating the first two months of the performance year was viewed by the Compensation Committee as making the most practical sense for this transition year.

TBVPS Growth is calculated by taking common shareholders’ equity, less intangible assets, divided by the total number of common shares outstanding at the end of the performance period, which is December 31, 2023, and dividing that number by the same calculation at the beginning of the period, which is February 26, 2021. This calculation is annualized for the 34-month period between the beginning and the end of the performance period. The Compensation Committee determined that TBVPS Growth was appropriate as the applicable performance metric, as it is generally accepted as a long-term indicator of value creation in the (re)insurance sector.

The awards are earned in four installments, each with established threshold, target, and maximum goals.

Performance Criteria	Target Earned %
TBVPS Growth (2/26/21 to 12/31/21)	25%
TBVPS Growth (1/1/22 to 12/31/22)	25%
TBVPS Growth (1/1/23 to 12/31/23)	25%
TBVPS CAGR (2/26/21 to 12/31/23)	25%

For each installment, if the performance threshold is missed, that portion of the award is cancelled while, if maximum performance is achieved, 150% of that portion of the award is earned.

In April 2022, the Compensation Committee reviewed the performance of the Company with respect to the TBVPS Growth (through December 31, 2021) performance goal for the February 26, 2021 to December 31, 2021 performance period (“2021 Performance Period”). TBVPS Growth allows for formulaic standard adjustments such as bargain purchase gains or losses. In conducting its review, the Compensation Committee evaluated the calculation of TBVPS Growth as of the date of the Merger and took into account the formulaic standard adjustments permitted such as bargain purchase gain. Following its review, the Compensation Committee certified the level of achievement relative to the TBVPS Growth (through December 31, 2021) performance goal and approved the earned performance share units for the 2021 Performance Period for each of the NEOs (other than Messrs. Coleman and Malloy) in the amount of 66% of target. The NEOs will not be vested in such earned performance share units until the third anniversary of the date of grant, subject to each NEO remaining employed by the Company through the payment date.

Since the Company has two years remaining in the performance cycle, it has not disclosed the goals associated with this award because it views these goals as competitively sensitive. The goals were designed to be challenging but achievable with strong management performance.

TIME-VESTING RESTRICTED SHARE UNITS

The Compensation Committee believes that time-based restricted share units provide alignment of interests with shareholders through the Company’s share price performance and also fosters retention of our NEOs as they vest ratably over a three-year period. Time-vesting restricted share units or restricted shares granted to our NEOs in April 2021 will vest in equal annual installments on the first three anniversaries of the grant date, subject to each NEO’s continued employment through each vesting date, with the last one-third of such awards becoming fully vested in April 2024.
OPTIONS

The Compensation Committee believes that options provide alignment of interests with our shareholders through Company performance and also foster retention of our NEOs. Options will cliff-vest in April 2024 and expire in 10 years from date of grant.

Awards under our long-term incentive program were made to our NEOs in April 2021 and are reflected in the table below.

NEO	2020 Total Grant Value ($)	2021 Total Grant Value ($)	Percentage Change	Number of Units Granted in April 2021
				Target Performance Based RSUs	Share Options	Time-based RSUs
Siddhartha Sankaran	N/A	4,558,077	N/A	229,247	235,615	114,623
David W. Junius	N/A	959,587	N/A	48,262	49,603	24,131
Prashanth Gangu	N/A	1,439,378	N/A	72,393	74,405	36,196
David E. Govrin	687,500	791,659	15.15%	39,816	40,923	19,908
Monica Cramér Manhem(1)	N/A	910,519	N/A	45,794	47,067	22,897
Daniel V. Malloy	1,400,000	1,427,393	1.96%	71,790	73,785	35,895
Christopher S. Coleman(2)	832,000	–	N/A	–	–	–
(1) During Ms. Cramér Manhem’s employment with Sirius Group, Ms. Cramér Manhem received long-term incentive awards in 2020 with a total grant value of $1,100,000.
(2) Mr. Coleman did not participate in the Company’s 2021 Long-Term Incentive Program as he separated from the Company shortly after the Merger on May 11, 2021.

The Committee established a target long-term award opportunity for each of the NEOs. To set these long-term incentive award targets, the Committee considered:

•a competitive market analysis of each NEO’s total compensation and the portion of total compensation provided as long-term incentives, relative to similar roles at companies in our Peer Group;
• the Company’s and each NEO’s individual performance and his or her expected future contributions;
•the NEO’s level of experience in his or her role; and
•retention considerations.

The Compensation Committee designed the long-term incentive award for 2021 to achieve various objectives:

•provide substantial at-risk compensation to our NEOs in order to align their interests with shareholders and the Company’s performance;
•incentivize them to grow the Company; and
•retain them during the essential turnaround period following the Merger.
SIGN-ON EQUITY AWARDS

In addition to the equity awards granted in April 2021 as part of the Company’s long-term incentive program and total compensation package, the Compensation Committee also granted the following sign-on equity awards to our NEOs in connection with their joining the Company as new members of the executive team. The Compensation Committee granted these awards to each of the NEOs listed below based upon a competitive market analysis provided by Mercer and to foster long-term retention over a five-year period, with the exception of Mr. Govrin. Mr. Govrin was already employed by the Company and his shares will vest over a three-year period.

His award was provided in connection with his promotion to Group Chief Underwriting Officer and President, Americas Reinsurance.

	SIGN-ON GRANTS
NEO	Date of Grant	Value ($)	Type of Award
Siddhartha Sankaran	02/26/2021	827,000	Options for SiriusPoint common shares
Siddhartha Sankaran	02/26/2021	5,500,000	Restricted Shares
Prashanth Gangu	03/01/2021	2,000,000	Restricted Shares
David E. Govrin	04/19/2021	500,000	Restricted Share Units

For more information about these sign-on awards please refer to the —Narrative Disclosure to the Summary Compensation Tables—Employment Agreements with our NEOs.

CONVERTED AWARDS

Following the Merger, in April 2021, the Compensation Committee evaluated the performance metrics for the restricted shares granted to our NEOs, Mr. Malloy and Mr. Govrin for the 2019-2021 and 2020-2022 award cycles. The Compensation Committee determined that, absent the Merger, the 2019-2021 award would have achieved 62.8% of its prior performance metrics as of December 31, 2020. The Compensation Committee also determined that the 2020-2022 award would have achieved 50% of its prior performance metrics as of December 31, 2020. Considering the Merger and the new strategic direction of the Company, the Compensation Committee determined that the prior performance metrics for the 2019-2021 and 2020-2022 award cycles no longer aligned with the Company’s strategic initiatives as a much larger reinsurance company following the Merger. As a result, the performance-based restricted shares granted in 2019 and 2020 were converted into time-based restricted shares based on the target award. The Compensation Committee viewed the difference between the target award and the actual performance determined at the time of the award to be of added retentive value for Mr. Malloy and Mr. Govrin following the Merger.

In order to ensure retention, the Compensation Committee revised the vesting schedule for the incremental number of 2019-2021 restricted shares granted in excess of the number earned based on actual performance through December 31, 2020. These restricted shares will vest, based on continued employment, in April 2023. The incremental number of 2020-2022 restricted shares granted in excess of the number earned based on actual performance through December 31, 2020, will vest, based on continued employment in April 2024. The chart below lays out the number of additional restricted shares granted to Messrs. Malloy and Govrin in 2021 in connection with the converted performance based restricted share awards.

The following table describes the number of shares granted in 2021 as the retention awards to Messrs. Malloy and Govrin.

			2021 Award
NEO	Converted Awards- 2019- 2021
David E. Govrin	Original Award	Anticipated Performance as of December 31, 2020	Incremental Award Granted in 2021 in connection with the Conversion
	27,877	17,507	10,370
	Converted Awards- 2020-2022
	Original Award	Anticipated Performance as of December 31, 2020	Incremental Award Granted in 2021 in connection with the Conversion
	54,277	27,139	27,138
Daniel V. Malloy	Converted Awards- 2019- 2021
	Original Award 2019-2021	Anticipated Performance as of December 31, 2020	Incremental Award Granted in 2021 in connection with the Conversion
	84,885	53,308	31,577
	Converted Awards- 2020-2022
	Original Award 2020-2022	Anticipated Performance as of December 31, 2020	Incremental Award Granted in 2021 in connection with the Conversion
	119,680	59,841	59,839
X.OTHER BENEFITS AND PERQUISITES
Other Benefits
The Company provides benefit plans, such as medical coverage and life and disability insurance, in line with applicable market conditions and Bermuda law. We believe these health and welfare plans help ensure that the Company has a productive and focused workforce through reliable and competitive health and other benefits. The Company also maintains defined contribution benefit plans that provide eligible employees with an opportunity to save for retirement. The Company contributes up to 10% of each employee’s salary, up to statutory contribution limits, to these plans. The NEOs are eligible to participate in the health and welfare and defined contribution plans during employment on the same basis as all other employees, subject to applicable tax and other limits on contributions.
Perquisites
The Company provides customary additional benefits to certain expatriate employees working outside of their home country, including each of our expatriate NEOs, to better enable the Company to attract and retain key employees. We believe these benefits are typical for the insurance/reinsurance industry, as well as for Bermuda-based companies, and are specified in our expatriate NEOs’ employment agreements. The purpose of these benefits is to rationalize the income of expatriate employees, who experience additional taxation as a result of compensation for additional housing and transportation expenses, with the income such employees would earn as employees within their native countries. These additional benefits are as follows:
•HOUSING, FOOD AND TRANSPORTATION EXPENSES. The Company reimbursed the former CEO (Mr. Malloy) for housing expenses in Bermuda and provided him with a travel allowance for travel and transportation expenses. The Company provides a lunch allowance to its employees in Sweden in accordance with local practices. Ms. Cramér Manhem receives this benefit.
•TAX EXPENSES. To the extent the Company’s reimbursement of an expatriate NEO’s housing or travel expenses are deemed to be taxable income to the expatriate NEO, the Company reimburses the expatriate NEO for any home country taxes payable on the additional income. The Company also pays the employee portion of Bermuda payroll taxes and social insurance for our expatriate NEOs.
•TAX PREPARATION EXPENSES. Due to the additional complexities associated with the taxation of expatriate NEO benefits, the Company reimburses expatriate executives’ tax preparation expenses, up to $5,000 per executive, per annum.
We annually review the level of employee benefits provided to NEOs and believe that the employee benefits provided are reasonable and consistent with market practices in the jurisdictions in which the Company operates. These benefits are described under “2021 Summary Compensation Table” and “Employment Agreements with NEOs” below.
XI.EMPLOYMENT AGREEMENTS WITH NEOs
We have entered into employment agreements with Messrs. Sankaran, Govrin, Malloy and Coleman and Ms. Cramér Manhem. We entered into an offer letter with each of Messrs. Junius and Gangu. We believe that it is beneficial to enter into compensation arrangements with our key executives that provide retentive value, subject executives to restrictive covenants and provide us with a competitive advantage in the recruiting process. The terms of the employment agreements and offer letters, including the pay mix, were based upon a competitive market analysis provided by Mercer. In addition to providing for base salary, annual cash incentive and long term incentive awards in the employment agreements or offer letters, as the case may be, the Compensation Committee provided additional sign-on equity awards to each of Messrs. Sankaran, Govrin and Gangu to reflect their expectation that each of the executives would lead the transformation of the Company, Mr. Sankaran as the CEO and Chairman of the Board, Mr. Govrin as the Chief Underwriting Officer and Mr. Gangu as the COO and President, Insurance and Services. In addition to the sign-on equity award, the Compensation Committee awarded Mr. Gangu a $1,000,000 cash sign-on bonus to recognize his loss of income from changing employers. The terms of these arrangements are more fully discussed below under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2021 Table—Employment Agreements.”

XII.OTHER COMPENSATION PRACTICES AND POLICIES
Share Ownership Guidelines
The Company has adopted share ownership guidelines pursuant to Director and Executive Share Ownership Policy to further align the economic interests of our directors and executive officers (“Designated Individuals”) with the interests of our shareholders. To accomplish this, Designated Individuals are expected not only to receive equity-based compensation but also to maintain a significant long-term equity interest in the Company.

The table below summarizes the guidelines:

POSITION	SHARE OWNERSHIP REQUIREMENT	SHARES COUNTED TOWARD GUIDELINES	TIME PERIOD TO ACHIEVE	RETENTION REQUIREMENTS
Chief Executive Officer	5x base salary	•Shares owned outright •Performance shares, upon vesting •Restricted shares, upon vesting •Intrinsic value of vested options (for executive officers)	Individuals subject to this policy have five years from the date of eligibility to meet the minimum ownership requirements.	Must retain 50% of net shares issued upon exercise of share options or vesting of share awards until guidelines are achieved.
Other Executive Officers	3x base salary
Independent Directors	3x annual cash retainer
Clawback Policy
We have implemented an Executive Compensation Clawback Policy, applicable to all current and former Section 16 officers (“Covered Executive”), including the CEO. In the event of a restatement of the Company’s financial results, this policy authorizes the Company, through its Compensation Committee, to recover any portion of incentive compensation paid or awarded to such Covered Executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the Board.
Hedging and Pledging

Our Insider Trading Policy prohibits our employees and directors from directly or indirectly engaging in any hedging or monetization transactions (such as prepaid variable forward contracts, equity swaps, collars and exchange funds) with respect to Company shares. No exceptions are allowed for such transactions under the Trading Policy.  Pledging of Company shares (such as collateral for a loan, including through the use of traditional margin accounts with a broker) is also prohibited under our policy. No NEO has pledged the Company’s shares.

Role of the Compensation Committee
The Compensation Committee is responsible for reviewing and approving the compensation of our executive officers and directors, hiring compensation consultants, overseeing the Company’s diversity and talent management program, overseeing CEO Succession planning, authorizing and ratifying equity grants and other incentive arrangements, and authorizing employment and related agreements with executive officers.
Our Chief Executive Officer makes compensation recommendations to the Compensation Committee with respect to our NEOs, other than himself, including recommendations for salary adjustments, annual cash incentives and long-term incentive awards for review, feedback and approval.

Role of the Compensation Consultant

Mercer, the Compensation Committee’s independent compensation consultant, reports directly to the Committee. Mercer’s advisory services primarily include:
•providing expert input on industry trends, as well as executive compensation developments from a broader perspective;
•assessing the extent to which our pay levels and practices are competitively aligned with market practice; and
•facilitating objective, data-based compensation decisions in succession and annual pay planning processes.

The Committee retains sole authority to hire the compensation consultant, approve its compensation, determine the nature and scope of its services, evaluate its performance, and terminate and replace (or supplement) its engagement with an alternative consultant at any time. The total amount of fees paid to the compensation consultant for services to the Committee in 2021 was approximately $188,379. Mercer provided approximately $12,000 in additional services to the Company during 2021. The Committee has assessed the independence of the compensation consultant pursuant to the listing standards of the NYSE and SEC rules and concluded that no conflict of interest exists that would prevent the compensation consultant from serving as an independent consultant to the Committee.
Compensation Risk Assessment
The Compensation Committee assessed our compensation policies and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its assessment, the Compensation Committee concluded that the Company’s compensation policies and practices, in conjunction with the Company’s existing processes and controls, do not create incentives to take risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with members of management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2021.

THE COMPENSATION COMMITTEE Gretchen A. Hayes, Chairperson Mehdi A. Mahmud Franklin Montross IV

COMPENSATION TABLES
2021 SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY ($)	BONUS ($)		SHARE AWARDS(1)(2) ($)		OPTION AWARDS(1) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(3) ($)	ALL OTHER COMPENSATION(4) ($)	TOTAL ($)
Siddhartha Sankaran CEO and Chairman	2021	837,179	—		9,062,488		1,795,302	597,000	82,282	12,374,251
	—	—	—		—		—	—	—	—
	—	—	—		—		—	—	—	—

David W. Junius Chief Financial Officer	2021	500,000	—		749,991		203,804	298,500	50,000	1,802,295
	2020	125,000	—		1,499,998		—	93,750	134,125	1,852,873
	2019	—	—		—		—	—	—	—

Prashanth Gangu Chief Operating Officer and President, Insurance and Services	2021	500,000	1,000,000	(5)	3,124,978		305,709	477,600	54,207	5,462,494
	—	—	—		—		—	—	—	—
	—	—	—		—		—	—	—	—

David E. Govrin Global Chief Underwriting Officer and President, Americas Reinsurance	2021	550,000	—		1,513,698	(7)	168,141	437,800	58,960	2,728,599
	2020	550,000	—		687,516		—	370,000	56,000	1,663,515
	2019	533,333	—		625,002		—	600,000	56,207	1,814,542

Monica Cramér Manhem President, International Reinsurance	2021	532,141	424,107	(6)	711,639		193,385	438,664	173,511	2,473,447
	—	—	—		—		—	—	—	—
	—	—	—		—		—	—	—	—

Daniel V. Malloy Former CEO; President, Global Distribution	2021	850,000	—		2,069,999	(7)	303,161	676,600	268,505	4,168,265
	2020	818,750	—		1,487,518		—	700,000	248,242	3,254,510
	2019	725,000	400,000		1,268,748		—	1,600,000	315,482	4,309,230

Christopher S. Coleman Former Chief Financial Officer	2021	226,333	—		—		—	—	1,277,043	1,503,376
	2020	515,000	—		832,011		—	375,000	138,516	1,860,526
	2019	500,000	—		800,002		—	685,000	129,474	2,114,476

(1)See “Compensation Discussion and Analysis―Elements of our Executive Compensation Program―Long-Term Incentives.” The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures and, with respect to awards subject to performance-based vesting conditions, probable achievement of the performance goals at the time of grant. The fair value was determined using the methodology and assumptions set forth in Note 19, “Share-Based Compensation and Employee Benefit Plans,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, which are hereby incorporated herein by reference.
(2)Messrs. Sankaran, Gangu, Govrin, Junius and Malloy and Ms. Cramér Manhem were granted a total of 229,247, 72,393, 39,816, 48,262, 71,790 and 45,794, performance-based restricted share units at target performance levels, (343,871, 108,590, 59,724, 72,393,

107,685 and 68,961, at maximum performance levels) in 2021, respectively. Assuming the maximum performance levels are achieved, the grant date fair value of performance-based restricted shares units granted in 2021 would equal $3,590,008, $1,133,674, $623,519, $755,783, $1,124,231 and $717,134, for Messrs. Sankaran, Gangu, Govrin, Junius and Malloy and Ms. Cramér Manhem, respectively.
(3) The amounts in this column reflect the annual cash incentive paid to each of our NEOs for the 2021 fiscal year as described above, after application of the strategic performance measures. See “Compensation Discussion and Analysis—Elements of our Executive Compensation Program—Annual Cash Incentive Pay.”
(4)The following table sets forth the compensation reflected in the “All Other Compensation” column for the fiscal year ended December 31, 2021.
ALL OTHER COMPENSATION

NAME	COMPANY CONTRIBUTIONS TO RETIREMENT PLANS(a) ($)	REIMBURSED HOUSING EXPENSES(b) ($)	TAX REIMBURSEMENTS(c) ($)	OTHER(d) ($)	TOTAL OTHER COMPENSATION ($)
Siddhartha Sankaran	48,000	—	—	34,282	82,282
David W. Junius	50,000	—	—	—	50,000
Prashanth Gangu	44,207	—	—	10,000	54,207
David E. Govrin	55,000	—	—	3,960	58,960
Monica Cramér Manhem	145,360	—	—	28,151	173,511
Daniel V. Malloy	58,000	103,376	82,129	25,000	268,505
Christopher S. Coleman	22,633	—	103,070	1,151,340	1,277,043
(a)Represents Company contributions to retirement plans.
(b)Mr. Malloy was entitled to a housing allowance under the terms of his employment agreement. This represents amounts paid by the Company for housing and utilities, including electricity and cable services.
(c)Represents payment of the employee portion of Bermuda payroll taxes and social insurance on behalf of Bermuda-based NEOs.
(d)For Mr. Sankaran, reflects prorated director fees earned from January 1, 2021 through February 26, 2021 when Mr. Sankaran became the Chief Executive Officer of the Company. For Mr. Gangu, this amount represents reimbursed legal fees incurred in connection with the negotiation and execution of his employment offer. For Mr. Govrin, this amount represents a fee for parking his car at the Company’s offices. For Ms. Cramér Manhem, this amount represents car benefit, lunch allowance, health insurance benefits and BE Re Board Income. For Mr. Malloy, this amount represents reimbursed travel benefits and personal tax preparation. For Mr. Coleman, this amount represents reimbursed personal tax preparation costs, Mr. Coleman’s pro rata bonus of $158,636 and Mr. Coleman’s severance payments of $987,704, which includes (i) $780,000 as severance pay, equal to 18 months of his annual base salary, (ii) $130,000 as payment in lieu of Mr. Coleman’s three month notice as required by Bermuda law and (iii) $77,704 as continued medical and life insurance coverage for 18 months following Mr. Coleman’s termination.
(5)Represents a one-time sign on bonus awarded to Mr. Gangu upon commencement of employment, subject to Mr. Gangu’s continued employment through the six-month anniversary of the commencement of his employment. The sign-on bonus was paid to Mr. Gangu on the first payroll date after the six-month anniversary of the commencement of his employment.
(6)Represents a portion of the second payment of a cash retention awards granted to Ms. Cramér Manhem in November 2019 by Sirius Group in connection with the Merger. This payment was made on March 15, 2021. Ms. Cramér Manhem is a Swedish resident and is paid in Swedish Krona. The amounts reflected in this table for Ms. Cramér Manhem have been converted to U.S. dollars using the December 31, 2021 spot rate of 9.07.
(7)This amount includes the incremental fair value of the conversion of the 2019 and 2020 performance share awards to time-based restricted share awards at target for each of Mr. Govrin and Mr. Malloy, in the amount of $391,584 and $954,383, respectively. Pursuant to the SEC disclosure rules, this represents a modification of the award and not a new grant.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2021
The following table provides information concerning awards granted to the NEOs in the last fiscal year:

NAME	PLAN	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER SHARE AWARDS: NUMBER OF SHARES OR UNITS(3) (#)	ALL OTHER OPTIONS AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (4) (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(5) ($)
			THRESHOLD ($)	TARGET ($)	MAXIMUM(5) ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Siddhartha Sankaran	Annual Incentive Plan			750,000	937,500
	Omnibus Incentive Plan	2/26/2021								400,000	15.00	827,228
	Omnibus Incentive Plan	2/26/2021							523,809			5,499,995
	Omnibus Incentive Plan	4/14/2021								235,615	10.36	968,074
	Omnibus Incentive Plan	4/14/2021					229,247	343,871				2,374,999
	Omnibus Incentive Plan	4/14/2021							114,623			1,187,494
David W. Junius	Annual Incentive Plan			375,000	468,750
	Omnibus Incentive Plan	4/14/2021								49,603	10.36	203,804
	Omnibus Incentive Plan	4/14/2021					48,262	72,393				499,994
	Omnibus Incentive Plan	4/14/2021							24,131			249,997
Prashanth Gangu	Annual Incentive Plan			600,000	750,000
	Omnibus Incentive Plan	3/1/2021							195,886			1,999,996
	Omnibus Incentive Plan	4/14/2021							36,196			374,991
	Omnibus Incentive Plan	4/14/2021								74,405	10.36	305,709
	Omnibus Incentive Plan	4/14/2021					72,393	108,590				749,991

David E. Govrin	Annual Incentive Plan			550,000	687,500
	Omnibus Incentive Plan	4/14/2021							19,908			206,247
	Omnibus Incentive Plan (7)	4/14/2021							37,508			391,584
	Omnibus Incentive Plan	4/19/2021							48,262			503,373
	Omnibus Incentive Plan	4/14/2021								40,923	10.36	168,141
	Omnibus Incentive Plan	4/14/2021					39,816	59,724				412,494
Monica Cramér Manhem	Annual Incentive Plan			551,085	688,856
	Omnibus Incentive Plan	4/14/2021							22,897			237,213
	Omnibus Incentive Plan	4/14/2021								47,067	10.36	193,385
	Omnibus Incentive Plan	4/14/2021					45,794	68,691				474,426
Daniel V. Malloy	Annual Incentive Plan			850,000	1,062,500
	Omnibus Incentive Plan	4/14/2021							35,895			371,872
	Omnibus Incentive Plan (7)	4/14/2021							91,416			954,383
	Omnibus Incentive Plan	4/14/2021								73,785	10.36	303,161
	Omnibus Incentive Plan	4/14/2021					71,790	107,685				743,744
Christopher S. Coleman	Annual Incentive Plan	—	—	442,000	552,500	—	—	—	—	—	—	—
	Omnibus Incentive Plan	—	—	—	—	—	—	—	—	—	—	—
	Omnibus Incentive Plan	—	—	—	—	—	—	—	—	—	—	—

(1)A discussion of the 2021 annual cash incentives, including awards earned for 2021 and paid in March 2022 can be found under “Compensation Discussion and Analysis—Elements of our Executive Compensation Program—Annual Cash Incentive Pay.”
(2)Performance-based restricted share units made pursuant to the Omnibus Incentive Plan for the 2021 - 2023 performance cycle are scheduled to vest on April 14, 2024. Restricted share units vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited.
(3)Time-based restricted share awards made pursuant to the Omnibus Incentive Plan in April 2021 vest in equal annual installments over three years based on continued employment. Time-based restricted shares granted on February 26, 2021 and March 1, 2021 to Messrs. Sankaran and Gangu in connection with their commencement of employment and vest in equal annual installments over five year periods subject to their continued employment with the Company. Time-based restricted share units granted on April 19, 2021 to Mr. Govrin vest in equal annual installments over three years subject to his continued employment with the Company. For a more detailed discussion of the 2021 time-based restricted share awards, see “Compensation Discussion and Analysis—Elements of our Executive Compensation Program—Long-Term Incentives.”
(4)Options made pursuant to the Omnibus Incentive Plan in April 2021 vest in April 2024. Options granted on February 26, 2021 to Mr. Sankaran, in connection with his commencement of employment vest in equal annual installments over five years subject to his continued employment with the Company.
(5)The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures, and for the performance-based restricted shares, based on the probable outcome of such performance criteria. The fair value was determined using the methodology and assumptions set forth in Note 19, “Share-Based Compensation and Employee Benefit Plans” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, which are hereby incorporated herein by reference.
(6)None of our NEOs have a stated maximum annual cash incentive in their employment agreements; however, the maximum annual cash incentive pool funding is 125% of base salaries. The annual cash incentive pool is allocated to individual employees by the Compensation Committee upon the recommendation of the Chief Executive Officer based on the individual’s target annual cash incentive, and how each NEO performed relative to their individual annual goals and the Company’s performance-based specified metrics, and as compared to comparable positions in the Peer Group data, such allocations not to exceed $5 million. See “Compensation Discussion and Analysis—Elements of our Executive Compensation Program—Annual Cash Incentive Pay.”
(7)This amount represents the incremental fair value of the conversion of the 2019 and 2020 performance share awards to time based restricted share awards at target for each of Mr. Govrin and Mr. Malloy, in the amount of $391,584 and $954,383, respectively. Pursuant to the SEC disclosure rules, this represents a modification of the award and not a new grant.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2021 TABLE
Employment Agreements

The principal terms (other than severance) of the employment arrangements with each of our NEOs are discussed below. Please see the “Potential Payments Upon a Termination or Change in Control” section of this proxy statement for a summary of the severance terms under the employment agreements as well as the separation agreement entered into with Mr. Coleman.
SIDDHARTHA SANKARAN. On August 6, 2020, the Company entered into an employment agreement with Mr. Sankaran, which included terms related to the period between August 6, 2020 and the closing of the Merger during which he served as Chairman of the Board prior to his appointment to Chief Executive Officer. Pursuant to this agreement, Mr. Sankaran received the director fees for his role as non-executive Chairman of the Board until the date of the Merger and Mr. Sankaran was also granted a special award of restricted shares with a grant date fair value equal to $3,000,000 on August 6, 2020. In addition Mr. Sankaran received a special award of SiriusPoint options to purchase shares with a grant date fair value equal to $827,000 and an exercise price of $15.00 per share and an additional award of restricted shares in the amount of $5,500,000 on February 26, 2021 (the “Closing Date”). The restricted share awards and options vest in five equal installments on each anniversary of the Closing Date, generally subject to Mr. Sankaran’s continued services following the Closing Date in the role of Chief Executive Officer, and the options expire on the 10th anniversary of the Closing Date. The Compensation Committee provided these awards in connection with the announcement of Mr. Sankaran as the Chief Executive Officer of the combined Company following the Merger. In addition, on the Closing Date, the Compensation Committee granted Mr. Sankaran options to purchase shares of SiriusPoint at $15.00 per share to incentivize him to transform and turnaround the Company. At the time of the Closing, each SiriusPoint Ltd. common share was valued at $10.21, and the Compensation Committee believed that the share options provided an alignment with the shareholders to drive long-term value creation of the Company. Upon his appointment as Chief Executive Officer, Mr. Sankaran ceased receiving director fees. The employment agreement provides that Mr. Sankaran’s term of employment is three years with an automatic one-year renewal, subject to a 90-day contractual non-renewal notice period that may be exercised by either party. During the term of employment, Mr. Sankaran is entitled to receive (a) an annual salary of $1,000,000, (b) a target bonus of 75% of his annual salary, and (c) an annual equity award equal to 475% of his annual salary. The Compensation Committee viewed this grant as a valuable tool to retain the services of Mr. Sankaran for a period time following the Merger to lead the transformation of the Company and was based upon a competitive market analysis provided by Mercer.

DAVID W. JUNIUS. Mr. Junius began serving as Chief Financial Officer of the Company on March 1, 2021. Prior to that date, Mr. Junius entered into an offer letter with the Company on September 23, 2020 in connection with his appointment as Chief Operating Officer of the Company and Chief Operating Officer of Third Point Re USA, effective as of October 1, 2020. The offer letter set Mr. Junius’ annual base salary at $500,000 and specified that Mr. Junius is eligible for an annual cash incentive with a target of 75%, which was prorated in 2020 to reflect Mr. Junius’ start date. Beginning in 2021, Mr. Junius participated in the Company’s annual long-term equity incentive grant program under the Omnibus Incentive Plan, and his LTI award in 2021 has a grant date value of $1,000,000. Mr. Junius was also granted a one-time award of restricted shares upon his appointment with a grant date fair value of $1,500,000 and vest in five equal installments on each anniversary of the grant date, generally subject to Mr. Junius’ continued employment with the Company. The Compensation Committee viewed this grant as a valuable tool to retain the services of Mr. Junius during the transformation and turnaround as determined and was based upon a competitive market analysis provided by Mercer.
Effective as of March 1, 2021, Mr. Prashanth Gangu succeeded Mr. Junius as our Chief Operating Officer and Mr. Junius began serving as the Company’s Chief Financial Officer.

PRASHANTH GANGU. In connection with Mr. Gangu’s appointment as Chief Operating Officer and President, Insurance & Services Division, the Company entered into an offer letter agreement with Mr. Gangu, dated as of February 3, 2021. Pursuant to the offer letter agreement, Mr. Gangu is entitled to receive, as cash compensation, an annual salary of $600,000, a target annual cash bonus opportunity of 100% of his base salary and a one-time sign-on bonus of $1,000,000 in cash. In addition, beginning in 2021, Mr. Gangu was granted an annual equity award having a value equal to 250% of his base salary (with the same vesting terms as applicable to the CEO of the Company). In addition, on the same date of the annual equity award in 2021, Mr. Gangu was granted a one-time restricted share award with a value equal to $2,000,000, which will generally vest in five annual installments subject to his continued employment through the fifth (5th) anniversary of the grant date. The Compensation Committee awarded Mr. Gangu the $1,000,000 sign-on bonus to recognize his loss of income from changing employers. In addition, the Compensation Committee viewed the restricted shares with a value equal to $2,000,000 as a valuable tool to retain the services of Mr. Gangu. The Compensation Committee intended to provide an attractive total direct compensation package to Mr. Gangu because they viewed him as a critical talent to lead the Company’s strategic transformation. The amount of this award was determined based upon a competitive market analysis provided by Mercer.

MONICA CRAMÉR MANHEM. Following the Merger, we amended the employment agreement that Ms. Cramér Manhem previously entered into with Sirius Group on July 24, 2015, effective as of March 1, 2021. The employment agreement does not have a fixed term and provides that Ms. Cramér Manhem shall receive an annual base salary of SEK 5,000,000, an annual incentive opportunity of 100% of her base salary and annual long-term equity incentive award having a target value of 155% of her base salary.

DAVID E. GOVRIN. Mr. Govrin is subject to a 2017 employment agreement, which has been amended to reflect his different positions with the Company over the years. The employment agreement, as amended, sets Mr. Govrin’s annual base salary at $550,000. The employment agreement specifies that Mr. Govrin is eligible for an annual cash incentive based on achievement of such individual and corporate performance goals as may be established by the Board from time to time. Mr. Govrin is entitled to participate in the Company’s annual long-term equity incentive program under the Omnibus Incentive Plan. In February 2021, the Compensation Committee approved an increase to Mr. Govrin’s cash incentive percentage from 75% to 100% of base salary at target and a long-term incentive percentage from 125% to 150% of base salary at target for 2021 amending the percentages at target stated in his Employment Agreement), and following the Merger, a sign-on equity award of restricted share units valued at $500,000 that vested in three equal installments on the anniversary of the date of grant in connection with his promotion to Chief Underwriting Officer and President, Americas. The determination of the Compensation Committee was based upon a competitive market analysis provided by Mercer of similar roles at other Peer Group companies.
DANIEL V. MALLOY. The Company entered into an employment agreement with Mr. Malloy, pursuant to which he agreed to serve as the Executive Vice President, Underwriting of Third Point Reinsurance Company Ltd. (“Third Point Re BDA”), one of our legacy subsidiaries that was merged out of existence in December 2021. In 2017, we amended Mr. Malloy’s employment agreement to reflect his promotions to Chief Underwriting Officer of Third Point Re BDA and subsequently to Chief Executive Officer of Third Point Re BDA. On May 8, 2019, the Company amended Mr. Malloy’s employment agreement to reflect his promotion to the additional role of Chief Executive Officer of the Company, effective May 10, 2019. Mr. Malloy’s employment agreement sets his base salary at

$725,000 per annum. Effective as of April 1, 2020, his base salary was increased to $850,000. Mr. Malloy is eligible for an annual cash incentive award based on achievement of such individual and corporate performance goals as may be established by the Board from time to time. Mr. Malloy is entitled to participate in the Company’s annual long-term equity incentive grant program under the Omnibus Incentive Plan. Mr. Malloy consented to a target annual cash incentive percentage of 100% of base salary and a target long-term incentive (“LTI”) of 155% of base salary for 2019 and subsequent years (in each case, in lieu of the STI and LTI targets in the Employment Agreement).

On April 6, 2022, the Company entered into a Settlement Agreement (the "Settlement Agreement") with Mr. Malloy, who until the Termination Date (as defined below) served as the Company's President, Global Distribution and Services. The Settlement Agreement provides that Mr. Malloy's employment with the Company ended by mutual agreement on April 1, 2022 (the "Termination Date"). In addition, the Settlement Agreement generally provides for severance benefits consistent with the terms of his pre-existing employment agreement, including (i) an aggregate of $1,275,000, representing 18 months of Mr. Malloy’s current base salary, which shall be paid in 18 equal installments following the Termination Date, (ii) $215,500, representing a prorated bonus for the fiscal-year ending 2022 earned at target, which shall be paid in one lump sum, (iii) reimbursement for relocation expenses and tax preparation costs in an amount not to exceed $30,000 and (iv) an aggregate of $57,642, representing 18 months of Mr. Malloy’s current contributions for medical and life insurance benefits, which shall be paid in 18 equal installments following the Termination Date. In addition, the Company and Mr. Malloy agreed that (x) any outstanding and unvested restricted shares and options held by Mr. Malloy shall continue to vest following the termination in accordance with the vesting schedules applicable to these awards, (y) any outstanding and unvested time-based restricted share units held by Mr. Malloy shall vest on the Termination Date, and (z) certain outstanding and unvested performance-based restricted share units held by Mr. Malloy shall continue to vest following the termination in accordance with the vesting schedules applicable to these awards. Mr. Malloy’s severance payments and benefits, including the accelerated vesting of the equity awards, were conditioned on Mr. Malloy’s entry into a customary release of claims and compliance with certain restrictive covenants and confidentiality obligations.
Christopher S. Coleman. On January 21, 2021, the Company entered into a separation agreement with Mr. Coleman, which generally provides for severance benefits consistent with the terms of his pre-existing employment agreement. In addition, under the terms of Mr. Coleman’s separation agreement, the Company and Mr. Coleman agreed that (x) at his termination date, any outstanding and unvested time-based restricted shares held by Mr. Coleman would vest, and (y) certain outstanding and unvested performance-based restricted shares granted to Mr. Coleman vested and settled at target levels of performance and without proration in order to reward Mr. Coleman for his contributions to closing the Merger and transitioning his role to the Company’s current CFO, Mr. Junius. Mr. Coleman’s severance payments and benefits, including the accelerated vesting of the equity awards, were conditioned on Mr. Coleman’s entry into a customary release of claims and compliance with covenants related to confidentiality and non-disparagement and non-solicitation restrictions.

Please see the “Potential Payments Upon Termination or a Change in Control” section for further detail regarding the compensation payable to each NEO, assuming a termination or change in control as of December 31, 2021, and the compensation paid to Mr. Coleman pursuant to his separation agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2021

The following table contains information regarding unexercised options, restricted shares and RSUs that were outstanding as of December 31, 2021 and held by the NEOs. Market value of the shares that have not vested is based on the $8.13 per share closing price of the Company’s common shares on the NYSE on December 31, 2021.

		OPTION AWARDS					STOCK AWARDS
	Grant Date	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF SHARES THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF SHARES THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Sid Sankaran	4/14/2021	—	235,615	(1)	10.36	4/14/2031
	2/26/2021	—	400,000	(2)	15.00	2/26/2031
	4/14/2021						37,826		$307,525	191,421	(5)	1,556,253
	2/26/2021						523,809	(3)	$4,258,567
	8/6/2020						364,520	(3)	$2,963,548
	4/14/2021						114,623	(4)	$931,885
David W. Junius	4/14/2021	—	49,603	(1)	10.36	4/14/2031
	4/14/2021						7,964		$64,747	40,928	(5)	$332,745
	4/14/2021						24,131	(4)	$196,185
	10/1/2020						171,673	(6)	$1,395,701
Prashanth Gangu	4/14/2021	—	74,405	(1)	10.36	4/14/2031
	4/14/2021						11,945		$97,113	60,448	(5)	$491,442
	4/14/2021						36,196	(4)	$294,273
	3/1/2021						195,886	(7)	$1,592,553
David E. Govrin	4/14/2021	—	40,923	(1)	10.36	4/14/2031
	4/14/2021						6,570		$53,414	33,246	(5)	$270,290
	4/19/2021						48,262	(8)	$392,370
	4/14/2021						82,154	(9)	$667,912
	4/14/2021						19,908	(4)	$161,852
	2/27/2020						12,062	(10)	$98,064
	2/26/2019						9,292	(11)	$75,544
Monica Cramér Manhem	4/14/2021	—	47,067	(1)	10.36	4/14/2031
	4/14/2021						7,556		$61,430	38,238	(5)	$310,875
	4/14/2021						22,897	(4)	$186,153
	2/26/2021						96,159	(12)	$781,773
	2/26/2021						20,213	(13)	$164,332
	2/26/2021						50,144	(14)	$407,671
	2/26/2021						92,416	(15)	$751,342
	2/26/2021						61,572	(16)	$500,580

Daniel V. Malloy	1/23/2012	325,581	0		16.00	1/23/2022
	1/23/2012	325,581	0		20.00	1/23/2022
	1/23/2012	756,744	0		10.00	1/23/2022
	4/14/2021	0	73,785	(1)	10.36	4/14/2031
	4/14/2021						11,846		$96,308	59,944	(5)	$487,345
	4/14/2021						204,565	(17)	$1,663,113
	4/14/2021						35,895	(4)	$291,826
	5/5/2020						2,034	(18)	$16,536
	2/27/2020						24,562	(18)	$199,689
	2/26/2019						9,431	(11)	$76,674
Christopher S. Coleman		—	—		—	—	—		—	—		—
		—	—		—	—	—		—	—		—
(1)Represents options to purchase common shares that will vest on April 14, 2024, subject to the executive’s continued employment on such date.

(2)Represents options to purchase common shares that will vest in equal installments on the first five anniversaries of February 26, 2021, subject to Mr. Sankaran’s continued employment through each such vesting date.

(3)Represents time-based restricted shares that will vest in equal installments on the first five anniversaries of February 26, 2021, subject to Mr. Sankaran’s continued employment through each such vesting date.

(4)Represents time-based restricted share units that will vest in equal installments on the first three anniversaries of April 14, 2021, subject to the executive’s continued employment through each such vesting date.

(5)Represents performance-based restricted share units that will vest on April 14, 2024, based on the achievement of a TBVPS performance goal. Amounts reported are based on the target performance level.

(6)Represents time-based restricted shares that will vest in equal installments on the first five anniversaries of October 1, 2020, subject to Mr. Junius’ continued employment through each such vesting date.

(7)Represents time-based restricted shares that will vest in equal installments on the first five anniversaries of March 1, 2021, subject to Mr. Gangu’s continued employment through each such vesting date.

(8)Represents time-based restricted share units that will vest in equal installments on the first three anniversaries of March 1, 2021, subject to the Mr. Govrin’s continued employment through each such vesting date.

(9)Represents time-based restricted shares that will vest as follows: 17,507 will vest on March 1, 2022; 27,139 will vest on March 1, 2023; 10,370 will vest on April 14, 2023 and 27,138 will vest on April 14, 2024, in each case, subject to Mr. Govrin’s continued employment through each such vesting date.

(10)Represents time-based restricted shares that will vest in equal installments on the first two anniversaries of February 27, 2021, subject to Mr. Govrin’s continued employment through each such vesting date.

(11)Represents time-based restricted shares that vested on February 26, 2022.

(12)Represents time-based restricted shares that vested on February 27, 2022.

(13)Represents time-based restricted shares units that vested on February 27, 2022.

(14)Represents time-based restricted shares that will vest on January 1, 2023, subject to Ms. Cramér Manhem’s continued employment on such date.

(15)Represents time-based restricted share units that will vest on December 31, 2022, subject to Ms. Cramér Manhem’s continued employment on such date.

(16)Represents time-based restricted share units that will vest in equal installments on January 1, 2023 and January 1, 2024, subject to Ms. Cramér Manhem’s continued employment on such date.

(17)Represents time-based restricted shares that will vest as follows: 53,308 will vest on March 1, 2022; 59,841 will vest on March 1, 2023; 31,577 will vest on April 14, 2023 and 59,839 will vest on April 14, 2024, in each case, subject to Mr. Malloy’s continued employment through each such vesting date.

(18)Represents time-based restricted shares that will vest in equal installments on the first two anniversaries of February 27, 2021, subject to Mr. Malloy’s continued employment through each such vesting date.
2021 OPTION EXERCISES AND SHARES VESTED

NAME	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING(1) (#)	VALUE REALIZED ON VESTING(2) ($)
Siddhartha Sankaran			9,739	96,562
David W. Junius			42,919	402,151
David E. Govrin			36,675	377,146
Monica Cramér Manhem			67,559	549,255
Daniel V. Malloy	220,000	110,519	65,435	670,827
Christopher S. Coleman			188,585	1,939,755
(1)Amounts reflect shares issued under our Omnibus Incentive Plan in connection with the vesting of equity-based awards on
•January 31, 2021 and April 30, 2021 for Mr. Sankaran
•February 26, 2021, February 27, 2021, March 1, 2021 and May 11, 2021 for Mr. Coleman
•February 26, 2021, February 27, 2021 and March 1, 2021 for Mr. Govrin
•October 1, 2021 for Mr. Junius
•February 26, 2021, February 27, 2021 and March 1, 2021 for Mr. Malloy

2021 Pension Benefits

The Company does not provide any qualified or nonqualified defined benefit pension plans to its NEOs.

2021 Nonqualified Deferred Compensation

Except as described below, none of our NEOs participated in a nonqualified deferred compensation arrangement in 2021. The following table provides information regarding a nonqualified deferred compensation plan provided to Ms. Cramér Manhem for the year ended December 31, 2021.

Name	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Balance at Last Fiscal Year End
Monica Cramér Manhem	145,360(1)	$153,991	$ 1,514,822(2)

(1) Reflects amounts reported in the 2021 Summary Compensation Table as “All Other Compensation.”

(2) Ms. Cramér Manhem is a Swedish resident and paid in Swedish Krona. The aggregate balance at last fiscal year end has been converted to U.S. dollars using the December 31, 2021 spot rate of 9.07. Reflects amounts previously reported as compensation to Ms. Cramér Manhem.

Ms. Cramér Manhem participates in a nonqualified deferred compensation plan for select employees in Sweden. Pursuant to the terms of Ms. Cramér Manhem's employment agreement, SiriusPoint makes an annual contribution to the plan in a minimum amount equal to SEK 1,318,854 (or $145,360), based on a December 31, 2021 conversion rate), but adjusted to reflect cost of living adjustments in Sweden. As noted above, the contribution rate for 2021 was $145,360. Ms. Cramér Manhem does not make any corresponding contributions to the plan. Contributions are invested in a variety of generally available mutual funds and indexes, as selected by Ms. Cramér Manhem. Payments from the plan will occur following Ms. Cramér Manhem's retirement over a payment period as selected by Ms. Cramér Manhem.

2021 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As described under the heading “Executive Compensation—Compensation Discussion & Analysis—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2021 Table—Employment Agreements,” during 2021, the NEOs were each subject to either an employment agreement or an offer letter agreement which provided for certain severance benefits upon a qualifying termination of employment (the “Employment Agreements”). Each NEO was also a participant in the Company’s equity award program, with outstanding equity awards that include accelerated vesting upon certain termination events or in connection with a change in control of the Company. In addition, Ms. Cramér Manhem was subject to the Sirius International Insurance Group, Ltd. Severance and Change in Control Plan, and Mr. Coleman entered into a separation agreement in connection with his transition to the position of Chief Accounting Officer and subsequent termination of employment with the Company on May 11, 2021.

A description of the material terms of each of the employment and separation arrangements that were in effect as of December 31, 2021 and the equity award program, as well as estimates of the payments and benefits each NEO would receive upon a termination of employment or change in control of the Company, are set forth below. With the exception of Chris Coleman, the estimates have been calculated assuming a termination date of December 31, 2021, and the closing price of our common shares on December 31, 2021. The amounts reported below are only estimates, and actual payments and benefits to be paid upon a termination of a NEO’s employment with the Company or a change in control of the Company under these arrangements can only be determined at the time of termination or change in control of the Company. The amounts reflected below are in addition to payment of any accrued or vested but unpaid compensation or benefits that the executive would be entitled to receive in connection with a termination of employment for any reason, as well as any reimbursements for reasonable business expenses which are incurred prior to the executive’s termination of employment.

Employment Agreements

For each of Messrs. Sankaran, Govrin and Malloy and Ms. Cramér Manhem, pursuant to the terms of their Employment Agreements, in the event of such executive’s death (in the case of all such executives) or termination of employment by the Company for disability (for all such executives other than Ms. Cramér Manhem), the executive will be entitled to receive a pro-rated portion of the annual bonus to which the executive would have been entitled had the executive remained employed through the end of the calendar year on which the termination date occurs, based upon the number of days during such year during which the executive was employed by the Company (the “Pro-Rated Bonus”), payable in lump sum. For the purpose of calculating the amount of the annual bonus, with respect to Mr. Sankaran, the value of the annual bonus (prior to pro-ration) must not be less than 12 months of Mr. Sankaran’s annual base salary.

In addition, pursuant to the terms of Mr. Sankaran’s Employment Agreement, in the event of a termination of employment for death or by the Company for disability: (i) 100% of his unvested equity incentive awards that are subject solely to service-based vesting will immediately vest; (ii) with respect to any unvested equity incentive awards that are subject to performance-based vesting conditions, (A) 100% of the service-based restrictions applicable to any such award will be deemed fully satisfied as of the termination date, and (B) such awards will remain outstanding through the scheduled vesting dates as if his employment had not terminated, and will vest based upon the satisfaction of the applicable performance-vesting restrictions; and (iii) any vested options to purchase shares held by Mr. Sankaran as of the termination date will remain exercisable until their normal expiration date (as if such termination had not occurred) (items (i), (ii) and (iii), collectively, the “Sankaran Equity Treatment”).

For each of the continuing NEOs, in the event of a termination of employment (i) by the Company (or, in the case of Ms. Cramér Manhem, her employer) without “cause” (as defined in the applicable Employment Agreement) or (ii) by the Executive for “good reason” (as defined in the applicable Employment Agreement), and in the case of Mr. Sankaran, in the event of non-renewal of his employment term by the Company, pursuant to the Employment Agreements, the executive will be entitled to receive:

•A cash severance payment equal to a multiple of the executive’s base salary at the rate in effect on the termination date (a multiple of two for Messrs. Sankaran and Gangu, 1.5 for Messrs. Junius and Malloy, and one for Mr. Govrin and Ms. Cramér Manhem), plus, in the case of Mr. Sankaran, a multiple of two times his target annual bonus as of his termination date, generally payable in installments for each such NEO, other than Ms. Cramér Manhem which is paid in a lump sum;
•In the case of all continuing NEOs other than Ms. Cramér Manhem, the Pro-Rated Bonus, generally payable in a lump sum;
•In the case of Ms. Cramér Manhem, the value of her annual bonus for the year in which the termination date occurs, calculated based upon actual performance through the end of such year (except that such annual bonus will not be less than the applicable target annual bonus for such fiscal year), payable in a lump sum;
•In the case of all continuing NEOs other than Ms. Cramér Manhem, continued medical and life insurance benefits for a fixed period following the termination date at the same premium rate that active employees pay for such coverage (for Mr. Sankaran, 24 months; For Messrs. Junius, Gangu and Malloy, 18 months; and for Mr. Govrin, 12 months);
•The following treatment of the executive’s outstanding equity incentive awards:
◦For Mr. Sankaran, the Sankaran Equity Treatment; and
◦For Mr. Gangu, with respect to his annual equity awards (and, in the case of clause (i), one additional sign-on award of restricted shares) (i) 100% of his unvested equity incentive awards that are subject solely to service-based vesting will immediately vest; (ii) any vested options to purchase Company shares held by Mr. Gangu as of the termination date will remain exercisable until their normal expiration date (as if such termination had not occurred); and (iii) any equity incentive awards that are subject to performance conditions will remain outstanding through the scheduled end of the applicable performance period (as if such termination had not occurred) and vest based upon the satisfaction of applicable performance conditions).

In addition, Ms. Cramér Manhem’s Employment Agreement provides that in the event of a termination of employment (i) by her employer without cause or (ii) by the Executive for “good reason” or which constitutes a retirement, she will be entitled to continue her employment in an advisory capacity for an “Advisory Period,” performing periodic advisory and transition services for her employer and its subsidiaries. The Advisory Period will commence on the date of Ms. Cramér Manhem’s original qualifying termination of employment, and continue until the earlier of (i) the second anniversary of such termination of employment, or (ii) the last date on which the Eligible Awards (as defined below) are eligible to vest in accordance with their terms, unless earlier terminated. During the Advisory Period, Ms. Cramér Manhem would be entitled to receive:

•An annual base salary of $30,000;
•Continued company-provided health insurance coverage for Ms. Cramér Manhem and her eligible dependents to the same extent made available to other employees, provided that she is not then eligible for coverage from another employer; provided further that during such time, she will be responsible for an amount equal to all premium costs toward any insurance coverage elected by her and her eligible dependents;
•Continued vesting in any outstanding equity incentive awards held by Ms. Cramér Manhem as of the date of her original termination of employment (“Eligible Awards”) in accordance with their regular schedules for the duration of the Advisory Period; and

•In the event of Ms. Cramér Manhem’s retirement between the ages of 64 and 65, Ms. Cramér Manhem will receive (i) an additional payment equal to 75% of her pensionable salary, as determined under the occupational pension plan provided in Sweden, and (ii) a retirement pension.

Ms. Cramér Manhem’s Employment Agreement further provides that, for the six (6) month period following the later of the expiration of the term of the agreement and the conclusion of the Advisory Period (the “Additional Period”), as compensation for Ms. Cramér Manhem’s compliance with the non-competition provision thereunder, Ms. Cramér Manhem will receive during the Additional Period per month the difference between her annual base salary as of the date of her termination of the employment and the salary (if lower) which Ms. Cramér Manhem earns from any new employment or proceeds of any business activity (the “Noncompetition Benefit”). Notwithstanding the above: (i) the Noncompetition Benefit will not exceed sixty percent (60%) of Ms. Cramér Manhem’s monthly base salary at the time of such termination of employment, (ii) the Noncompetition Benefit will not be paid if Ms. Cramér Manhem breaches the noncompetition covenant under her Employment Agreement, and (iii) the Noncompetition Benefit will not be paid during any period for which Ms. Cramér Manhem receives severance pay or other corresponding remuneration post-termination from the Company or where employment is terminated due to Ms. Cramér Manhem’s retirement or her material breach of the Employment Agreement.

Notwithstanding the terms regarding treatment of equity incentive awards under the Employment Agreements described above, (i) Mr. Gangu’s Employment Agreement provides that his annual equity awards will have the same terms (including but not limited to vesting schedules and treatment upon a termination of employment) applicable to awards granted to our CEO, and (ii) Mr. Junius’s Employment Agreement provides that the terms of the long-term incentive awards granted to him will be no less favorable, in all material respects, than those grants provided to our CEO’s other direct reports at the time such awards are made.

In the case of all continuing NEOs, payment of the severance benefits described above (including payments to Ms. Cramér Manhem in connection with the Advisory Period, but excluding the Noncompetition Benefit) is subject to the executive’s execution of a release of claims. No continuing NEO was eligible for retirement as December 31, 2021.

Under the Employment Agreements for Messrs. Sankaran and Gangu, in the event that any payments or benefits made or provided (or that may be made or provided) to such NEO is determined to constitute a “parachute payment” which would be subject to the excise tax imposed under Section 4999 of the Code, then such payments will be reduced by the minimum amount necessary to avoid such excise tax, but only if such reduction will result in the NEO receiving a higher net after-tax amount. The Employment Agreements for Messrs. Malloy and Govrin permit them to waive their rights to receive all or a portion of any such parachute payments in order to avoid the imposition of the excise tax.

Sirius Executive Severance Plan

Ms. Cramér Manhem is eligible to participate in the Sirius International Insurance Group, Ltd. Severance and Change in Control Plan (the “Sirius Executive Severance Plan”). The Sirius Executive Severance Plan provides severance benefits to certain executive officers of Sirius International Insurance Group, Ltd. and its affiliates in the event that their respective employment is terminated without “cause” (as defined in the Sirius Executive Severance Plan) or if the executive resigns for “good reason” (as defined in the Sirius Executive Severance Plan), and such executive complies with his or her restrictive covenant agreement with the Company; however, Ms. Cramér Manhem has waived her right to claim good reason under this plan. The Sirius Executive Severance Plan provides that, to the extent that Ms. Cramér Manhem’s employment agreement provides additional severance protections, Ms. Cramér Manhem will continue to receive the employment agreement severance protections to the extent they do not result in duplicative benefits under the Sirius Executive Severance Plan.

Generally, under the terms of the Sirius Executive Severance Plan, in the event of a termination of employment without “cause”, Ms. Cramér Manhem is entitled to receive the following severance payments and benefits:

•Continued payment of the executive’s annual base salary (as in effect immediately prior to the termination date) during the severance period (in the case of Ms. Cramér Manhem, one year), payable in equal installments in accordance with the Company’s payroll practices;
•With respect to any annual bonus award that relates to a completed fiscal year or performance period ending on or before the termination date which has not yet been paid, the participant will be treated as meeting any relevant service condition;
•A Pro-Rated Bonus, payable in lump sum; and
•If the participant timely elects COBRA, reimbursement for the difference between the monthly COBRA premium paid by the participant and the monthly premium amount paid by similarly situated active participants, paid in the month following the month in which the executive timely remits the premium payment.

In the event of a termination of employment without “cause” within twenty-four (24) months following the consummation of a change in control (as defined in the Sirius Executive Severance Plan, and which included the Merger), the Sirius Executive Severance Plan provides for the following severance payments and benefits:
•A lump sum payment equal to a multiple (in the case of Ms. Cramér Manhem, two) of the executive’s annual base salary (as in effect immediately prior to the termination date);
•With respect to any annual bonus award that relates to a completed fiscal year or performance period ending on or before the termination date which has not yet been paid, the participant will be treated as meeting any relevant service condition;
•A lump sum payment equal to the executive’s target annual cash incentive for the calendar year in which the qualifying termination occurs, prorated based on the number of days the executive was an employee during such year;
•A cash payment equal to a multiple (in the case of Ms. Cramér Manhem, twenty-four (24)) of the difference between the participant’s monthly COBRA premium and the monthly premium amount paid by similarly-situated active participants; and
•Full vesting of any outstanding equity compensation awards.

Payment of such amounts under the Sirius Executive Severance Plan is subject to the participant’s execution and non-revocation of a general release and waiver in a form prescribed by the Company.

Outstanding Equity Awards

Restricted Share Awards

As of December 31, 2021, Messrs. Sankaran, Junius, Gangu, Govrin and Malloy each held outstanding restricted share awards under the Amended and Restated SiriusPoint Ltd. 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). These restricted share agreements for each of these individuals, other than Messrs. Sankaran and Gangu, generally provide that in the event a termination of the executive’s employment or services due to death or disability (as such term is defined in the Omnibus Incentive Plan) during the restricted period applicable to the award, the restricted shares will be deemed vested with respect to the number of restricted shares that would have vested had the executive’s service continued until the next vesting date immediately following such termination, with any remaining unvested restricted shares forfeited and cancelled. In addition, in the event of a “change in control” (as defined in the Omnibus Incentive Plan), prior to the end of the restricted period applicable to the restricted shares, if the executive is terminated by the Company without “cause” (as defined in the Omnibus Incentive Plan) or resigns employment with the Company for “good reason” (as defined in the restricted share agreements) during the period that begins 90 days prior to the change in control and ends twenty-four months following the change in control, the restricted shares will be deemed fully vested as of the effective date of the executive’s termination of service. Mr. Junius’ restricted share agreement further provides that in the event of a termination by the Company without “cause” or by Mr. Junius for “good reason” (each, as defined in Mr. Junius’s Employment Agreement) a number of restricted shares will vest as of the day of such termination equal to the number of restricted shares that would have vested had Mr. Junius’ services continued through the second anniversary of the date of his termination of service, and any remaining unvested restricted shares will be cancelled and forfeited.

Under the terms of the 2021 restricted share agreements for Messrs. Sankaran and Gangu, in the event of a termination of service by the Company without cause during the restricted period applicable to the award, all unvested restricted shares will automatically fully vest, and in the event of a termination for any other reason, all unvested restricted shares will immediately be forfeited and cancelled (note, however, that these terms are superseded by the terms of the Employment Agreements where applicable). Under the terms of the 2020 restricted share agreement for Mr. Sankaran, in the event of a termination of service by reason of his death, disability, termination for good reason, or termination by the Company without cause during the restricted period applicable to the award, a number of restricted shares will vest as of the date of Mr. Sankaran’s termination of service equal to the number of restricted shares that would have vested had his service continued through the second anniversary of the termination date, and any remaining unvested restricted shares will be forfeited and cancelled. In the event of a “change in control” prior to the end of the restricted period applicable to the restricted shares, if Mr. Sankaran is terminated by the Company without “cause” (as defined in the Omnibus Incentive Plan) or resigns employment with the Company for “good reason” (as defined in the restricted share agreements) during the period that begins 90 days prior to the change in control and ends twenty-four months following the change in control, the restricted shares will be deemed fully vested as of the effective date of Mr. Sankaran’s termination of service (note, however, that the terms of this agreement are superseded where applicable by the terms of Mr. Sankaran’s Employment Agreement).

The Omnibus Incentive Plan further provides that (i) in the event of the executive’s termination of employment without cause within three (3) months prior to the occurrence of a change in control, such executive will be treated under the Omnibus Incentive Plan as if they had remained continuously employed until the change in control, and experienced a termination of employment or service immediately thereafter, and (ii) in the event of a change in control, the restriction period applicable to all time-based Restricted Shares will lapse as of immediately prior to the change in control (but note that where a restricted share agreement provides for accelerated vesting upon a termination in connection with a change in control, such provision supersedes this single-trigger change in control provision set forth in the Omnibus Incentive Plan).

Time-Based Restricted Share Unit Awards

As of December 31, 2021, each of the continuing NEOs held one or more time-based restricted share unit awards under the Omnibus Incentive Plan (such units, the “2013 RSUs”). Under each of these agreements, (i) in the event of a termination of the executive’s employment or services due to death or disability (as such term is defined in the Omnibus Incentive Plan) prior to the third anniversary of the grant date, the 2013 RSUs will be deemed vested to the extent the number of 2013 RSUs that would have vested had the executive’s service continued through the next vesting date immediately following such termination, with any remaining unvested 2013 RSUs forfeited and cancelled, and (ii) in the event of a “change in control” (as defined in the Omnibus Incentive Plan) prior to the end of the restricted period applicable to the 2013 RSUs, if the executive’s services are terminated by the applicable employing entity without “cause” (as defined in the Omnibus Incentive Plan) or the executive resigns for “good reason” (as defined in the 2013 RSU agreements) during the period that begins 90 days prior to the change in control and ends twenty-four months following the change in control, the 2013 RSUs will be deemed fully vested as of the effective date of the executive’s termination of service.

The Omnibus Incentive Plan further provides that in the event of the executive’s termination without cause within three (3) months prior to the occurrence of a change in control, such executive will be treated under the Omnibus

Incentive Plan as if they had remained continuously employed until the change in control, and experienced a termination of employment immediately thereafter.

In addition to the 2013 RSUs described above, as of December 31, 2021, Ms. Cramér Manhem also held a number of time-based restricted share unit awards under the Sirius International Insurance Group, Ltd. 2018 Omnibus Incentive Plan (such plan, the “2018 Plan,” and such units, the “2018 RSUs”). Under the terms of three such agreements, in the event that Ms. Cramér Manhem experiences a termination of employment prior to the third anniversary of the grant date (i) by her employer without “cause” or for “disability” (as defined in the 2018 Plan), (ii) by Ms. Cramér Manhem due to “good reason” (as defined in the 2018 Plan), or (iii) due to Ms. Cramér Manhem’s death, then Ms. Cramér Manhem will be entitled to a pro-rated portion of the award that would have vested had her employment continued through the third anniversary of the grant date, calculated based upon (A) the number of full months during the vesting period during which Ms. Cramér Manhem was employed by plus 12 months (but not to exceed thirty-six (36) in the aggregate), divided by (B) thirty-six (36), and all unvested 2018 RSUs will be forfeited and cancelled. In the event of a “change in control” (as defined in the 2018 Plan, and which included the Merger) in which the 2018 RSUs are outstanding and are not effectively substituted, assumed or continued by the surviving or acquiring corporation, the 2018 RSUs will vest in full as of the date of the change in control. In the event of a change in control in which the 2018 RSUs are effectively substituted, assumed or continued by the surviving or acquiring corporation, then the 2018 RSU agreements provide that any such award will provide that if Ms. Cramér Manhem’s employment is terminated without cause (including due to disability), if Ms. Cramér Manhem terminates her employment due to good reason, or Ms. Cramér Manhem’s employment terminates due to death, in any case, within twenty-four (24) months following such change in control and prior to the vesting date, then the 2018 RSUs will become fully vested as of the date of that termination. The remainder of Ms. Cramér Manhem’s time-based restricted share unit awards issued under the 2018 Plan are subject to the same terms described above, except that these awards provide for full accelerated vesting in the event of a termination prior to the vesting date (i) by her employer without “cause” or for “disability” (as defined in the 2018 Plan), (ii) by Ms. Cramér Manhem due to “good reason” (as defined in the 2018 Plan), or (iii) due to Ms. Cramér Manhem’s death.

Performance-Based Restricted Share Unit Awards

As of December 31, 2021, each of the continuing NEOs held one or more outstanding performance-based restricted share unit awards under the Omnibus Incentive Plan (such units, the “PSUs”). Under each of these agreements, (i) in the event of a termination of the executive’s employment or services due to death or disability (as such term is defined in the Omnibus Incentive Plan) prior to the third anniversary of the grant date, the PSUs will be deemed vested to the extent of the number of PSUs that would have vested based on the achievement of the applicable performance goals at any time prior to the first anniversary following the date of such termination had such termination occurred, with any remaining unvested PSUs forfeited and cancelled, and (ii) in the event of a “change in control” (as defined in the Omnibus Incentive Plan) prior to the end of the restricted period applicable to the PSUs, if the executive is terminated by the Company without “cause” (as defined in the Omnibus Incentive Plan) or the executive resigns employment with the Company for “good reason” (as defined in the PSU agreements) during the period that begins 90 days prior to the change in control and ends twenty-four months following the change in control, the PSUs will vest on the effective date of the executive’s termination of service at the greater of target levels or levels based on actual performance achieved through the end of the fiscal quarter ending immediately prior to the change in control, and any remaining unvested PSUs will be forfeited.

The Omnibus Incentive Plan further provides that in the event of the executive’s termination of employment or service without cause within three (3) months prior to the occurrence of a change in control, such executive will be treated under the Omnibus Incentive Plan as if they had remained continuously employed until the change in control, and experienced a termination of employment or service immediately thereafter.

Option Awards

As of December 31, 2021, each of the continuing NEOs held one or more outstanding, fully or partially unvested Employee Share Option Agreements granted under the Omnibus Incentive Plan (the “Option Agreements”). Under each of these agreements (with the exception of Mr. Sankaran’s February 26, 2021 agreement), in the event that the executive is terminated by the Company without “cause” (as defined in the Omnibus Incentive Plan) or if the executive resigns from employment with the Company for “good reason,” (as defined in the Option Agreements) in each case, during the period that begins ninety (90) days prior to a “change in control” (as such term is defined in the Omnibus Incentive Plan) and ends on the date that is twenty-four (24) months following such change in control, all unvested options will fully vest effective as of such termination date.

The Omnibus Incentive Plan further provides that (i) in the event of the executive’s termination of employment or service due to death or “disability” (as defined in the Omnibus Incentive Plan), with respect to any awards thereunder which are subject solely to time-based/service-based restrictions, any such awards that would have become vested prior to the first anniversary of the executive’s termination date, had the executive continued to be employed by the Company through such date, will immediately become vested as of the termination date; and (ii) in the event of the executive’s termination of employment without cause within three (3) months prior to the occurrence of a change in control, such executive will be treated under the Omnibus Incentive Plan as if they had remained continuously employed or providing services until the change in control, and experienced a termination of employment or services immediately thereafter.

Coleman Separation Agreement

As noted in the “Compensation Discussion & Analysis” section of this Proxy Statement, effective as of February 26, 2021, Mr. Coleman ceased to serve as the Chief Executive Officer of the Company. From February 26, 2021 until May 11, 2021, Mr. Coleman served as the interim Chief Accounting Officer of the Company, after which point Mr. Coleman ceased to serve as an employee of the Company or any of its subsidiaries or affiliates. In connection with this employment transition and termination, on January 20, 2021, Mr. Coleman entered into a Separation Agreement and Release with the Company (the “Separation Agreement”).

Pursuant to the terms of the Separation Agreement, in connection with his termination of employment, he became entitled to receive the following severance benefits: (i) a cash payment in lieu of the Mr. Coleman’s there-month notice, paid on the thirtieth (30th) day following the termination date ($130,000), (ii) cash payments equal to eighteen (18) months of Mr. Coleman’s current annual base salary as of the date of the Separation Agreement, payable in eighteen (18) monthly installments over the eighteen (18) months following the termination date in accordance with the Company’s regular payroll practices, with the first of such installments paid on the thirtieth (30th) day following the termination date) ($780,000); (iii) a pro rata portion of Mr. Coleman’s target annual bonus for 2021, determined based on the number of days during 2021 during which Mr. Coleman was employed by the Company ($158,636); (iv) subject to Mr. Coleman’s enrollment in continuation coverage in respect of the Company medical and life insurance benefit plans, continued medical and life insurance coverage at the same premium rates that active employees pay for such coverage, with any life insurance premium contributions required to be made during the eighteen (18) months following the termination date paid upon such required premium contribution payment date (approximately $77,704); (v) effective as of the termination date, all of Mr. Coleman’s time-based restricted share awards immediately became fully vested (approximately $347,689); and (vi) Mr. Coleman’s outstanding 2019 and 2020 performance-based restricted share awards became vested at target levels immediately as of the termination date (approximately $1,226,661), subject to Mr. Coleman’s execution and non-revocation of a release of claims.

Potential Payments Upon a Qualifying Termination of Employment Absent a Change in Control(1)

Name	Cash Severance Payment ($)(2)	Value of Accelerated Equity Awards ($)(3)	Medical and Life Insurance Benefit ($)(4)	Aggregate Payments ($)
Siddhartha Sankaran	4,500,000	9,384,093	85,325	13,969,419
David W. Junius	1,048,500	1,152,997	63,359	2,264,856
Prashanth Gangu	1,677,600	2,275,270	54,126	4,006,996
David E. Govrin	987,800	0	47,093	1,034,893
Daniel V. Malloy	1,951,600	0	35,962	1,987,562
(1) “Qualifying termination” means, in the case of Messrs. Junius, Gangu, Govrin, and Malloy, a termination by the Company without cause or a termination by the executive for good reason, and in the case of Mr. Sankaran, a termination by the Company without cause, a non-renewal of the executive’s employment agreement by the Company, or a termination by the executive for good reason. Ms. Cramér Manhem has not been included in this table because, as a consequence of the Merger in February 2021, Ms. Cramér Manhem’s termination on December 31, 2021 would be considered a termination “in connection with a change in control” under the terms of her relevant arrangements.

(2)    Amounts reported in this column represent: (i) for each continuing NEO, a multiple of the executive’s base salary as in effect on the termination date; plus (ii) for each of the NEOs other than Ms. Cramér Manhem, the Pro-Rated Bonus; (iii) for Mr. Sankaran, a multiple of two times his target annual bonus as of his termination date; (iv) for Ms. Cramér Manhem, payment of the annual bonus for the year in which the termination occurs, calculated on actual performance through the end of the year (but which will not be less than the applicable target annual bonus for such year); (v) in the case of Ms. Cramér Manhem, payment for the provision of post-termination advisory services at an annual rate of $30,000 for two years following the termination date; and (vi) in this case of Ms. Cramér Manhem, the value of her Noncompetition Benefit.

(3)    Reflects the value of the accelerated vesting of certain outstanding, unvested RSU and Restricted Share awards, as well as the lapse of time-based vesting restrictions with respect to the outstanding PSU awards for Messrs. Sankaran and Gangu, in connection with a qualifying termination as described above. The value of the accelerated vesting of equity awards of equity awards reported in this table is based upon our closing share price of $8.13 on December 31, 2021. With respect to the outstanding PSU awards held by Messrs. Sankaran and Gangu, the value of the lapse of time-based vesting restrictions on these awards has been reflected based upon the number of PSUs which would have vested based upon actual performance for the first performance period applicable to such PSUs, multiplied by our closing share price of $8.13 on December 31, 2021.

(4)    Reflects the cost to us of the executive’s continued participation in medical and life insurance benefits over the severance period (or, in the case of Ms. Cramér Manhem, health benefits during the Advisory Period (assuming a maximum period of two years)).

Potential Payments Upon Death or Disability

Name	Cash Severance Payment($)(1)	Value of Accelerated Equity Awards ($)(3)	Aggregate Payments ($)
Siddhartha Sankaran	1,000,000	9,384,093	10,384,093
David W. Junius	298,500	804,065	1,102,565
Prashanth Gangu	477,600	682,717	1,160,317
David E. Govrin	437,800	558,469	996,269
Monica Cramér Manhem	603,990(2)	3,113,814	3,717,804
Daniel V. Malloy	676,600	908,056	1,584,656

(1)    As noted above, in connection with a termination as a result of death or a termination of employment by the Company for disability, certain executives will be entitled to receive the Pro-Rated Bonus.

(2)     Ms. Cramér Manhem is entitled to receive a Pro-Rated Bonus ($438,664) upon a termination for death, but not upon a termination for disability. Ms. Cramér Manhem is entitled to receive the Non-competition Benefit upon a termination for disability ($165,326), but not for death.

(3)     Reflects the value of the accelerated vesting of certain outstanding, unvested RSU, Restricted Share and option awards, as well as the lapse of time-based vesting restrictions with respect to all or a portion of each continuing NEO’s PSU award, in connection with a termination as a result of death or a termination of employment by the Company for disability as described above. As all Option Agreements provided for an exercise price which was in excess of the closing price of the Company’s common shares on December 31, 2021, no value has been reflected for the accelerated vesting of these awards. The value of the accelerated vesting of equity awards reported in this table is based upon our closing share price of $8.13 on December 31, 2021. With respect to the outstanding PSU awards, the value of the lapse of time-based vesting restrictions on this award has been reflected based upon the number of PSUs which would have vested based upon actual performance reported for the first performance period applicable to such PSUs, multiplied by our closing share price of $8.13 on December 31, 2021. With respect to Ms. Cramér Manhem, the value reported herein reflects the occurrence of the Merger (which constituted a change in control under the 2018 Plan) in February of 2021.

Potential Payments Upon a Qualifying Termination of Employment in Connection with a Change in Control(1)

Name	Cash Severance Payment ($)(2)	Value of Accelerated Equity Awards ($)(3)	Medical and Life Insurance Benefit ($)(4)	Aggregate Payments ($)
Siddhartha Sankaran	4,500,000	10,017,778	85,325	14,603,103
David W. Junius	1,048,500	1,984,256	63,359	3,096,116
Prashanth Gangu	1,677,600	2,475,382	54,126	4,207,108
David E. Govrin	987,800	1,719,449	47,093	2,754,341
Monica Cramér Manhem	1,878,581 (5)	3,487,372	2,977	5,368,929
Daniel V. Malloy	1,951,600	2,831,492	35,962	4,819,054
(1)     “Qualifying termination” means, in the case of Messrs. Junius, Gangu, Govrin, and Malloy and Ms. Cramér Manhem, a termination by the Company (or, in the case of Ms. Cramér Manhem, her employer) without cause or a termination by the executive for good reason, and in the case of Mr. Sankaran, a termination by the Company without cause, a non-renewal of the executive’s employment agreement by the Company, or a termination by the executive for good reason, in each case, during the period beginning ninety (90) days prior to and ending twenty-four (24) months following a change in control (as defined in the applicable plan document) (or, in the case of the Sirius Executive Severance Plan and certain of Ms. Cramér Manhem’s RSU agreements under the 2018 Plan, within twenty-four (24) months following such change in control).

(2)     Amounts reported in this column represent, for each continuing NEO other than Ms. Cramér Manhem: (i) a multiple of the executive’s base salary as in effect on the termination date; plus (ii) the Pro-Rated Bonus.

(3)     Reflects the value of the accelerated vesting of certain outstanding, unvested RSU, PSU, Restricted Share and option awards in connection with a qualifying termination in connection with a change in control as described above. For all NEOs, this calculations assume that the NEO experiences a qualifying termination of employment immediately following a change in control on December 31, 2021. As all Option Agreements provided for an exercise price which was in excess of the closing price of the Company’s common shares on December 31, 2021, no value has been reflected for the accelerated vesting of these awards. The value of the accelerated vesting of equity awards of equity awards reported in this table is based upon our closing share price of $8.13 on December 31, 2021.

(4)    Reflects the cost to us of continued participation in medical and life insurance benefits over the severance period (or, in the case of Ms. Cramér Manhem, health benefits during the Advisory Period (assuming a maximum period of two years).

(5)     Amounts reported in this column represent, for Ms. Cramér Manhem: (i) a multiple of two times the executive’s base salary as in effect on the termination date (which assumes a termination by Ms. Cramér Manhem’s employer without cause); (ii) payment of the annual bonus for the year in which the termination occurs, calculated on actual performance through the end of the year (but which will not be less than the applicable target annual bonus for such year); (iv) payment for the provision of post-termination advisory services at an annual rate of $30,000 (assuming a maximum period of two years following the termination date); and (v) the value of her Non-competition Benefit. In the case of a termination of employment by Ms. Cramér Manhem for good reason, she would be entitled to a multiple of one times her base salary, rather than two times her base salary (for a total cash severance payment of $1,327,496).

Potential Payments Upon a Change in Control

Name	Value of Accelerated Equity Awards ($)(1)
Siddhartha Sankaran	4,258,567
David W. Junius	0

Prashanth Gangu	1,592,553
David E. Govrin	0
Monica Cramér Manhem	2,928,914
Daniel V. Malloy	0
(1)    Reflects the value of the accelerated vesting of certain outstanding, unvested RSU and Restricted Share awards in connection with a change in control as described above, assuming (for the purposes of Ms. Cramér Manhem’s RSUs granted under the 2018 Plan), that such RSUs are not effectively substituted, assumed or continued by the surviving or acquiring corporation in connection with the change in control. The value of the accelerated vesting of equity awards of equity awards reported in this table is based upon our closing share price of $8.13 on December 31, 2021.

CEO PAY RATIO DISCLOSURE
We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. In 2021, we determined to identify our median employee, using the total cash compensation for fiscal year 2021 of each of our employees (excluding the CEO) employed as of November 1, 2021, which included the following elements:
•salary received in fiscal year 2021; and
•annual cash incentive payment received for performance in fiscal year 2021.
We believe that using total cash compensation is more appropriate for identifying the median employee than the practice used in prior years because the employee population changed significantly following the Merger. Some of the changes include an increase from 34 to 1,000 employees and the addition of employees in Europe and Singapore. In addition, we changed the determination date to identify our median employee from December 31 to November 1 for administrative purposes. We determined the compensation of our median employee by:
(i)calculating the annual total cash compensation described above for each of our employees (excluding our CEO);
(ii)ranking the annual total cash compensation of all employees except for our CEO from lowest to highest (a list of 1,000 employees); and
(iii)selecting the median employee based on the total compensation elements described above.
Because we had an even number of employees, we have two median employees and have calculated the median of the annual total compensation of all employees of our Company (other than our CEO) based on the average annual total compensation of the two median employees (“Median Employee”).

All active employees working on a full-time, part-time, or interim basis were included. To facilitate comparison of all employees in U.S. dollars, compensation paid in foreign currencies was converted to U.S. dollars. We applied a local currency to U.S. dollar exchange rate on December 31, 2021. With respect to annual cash incentive paid to our non-U.S. employees, we applied a local currency to U.S. dollar exchange rate as of December 31, 2021. We annualized the compensation for employees who began employment after the start of the fiscal year or who were on an unpaid leave of absence during the fiscal year.

Upon identifying the median employee, total compensation was calculated for this individual using the same methodology we use for our NEOs as set forth in the 2021 Summary Compensation Table.

For fiscal year 2021, our last completed fiscal year:

EMPLOYEE	2021 ANNUAL TOTAL COMPENSATION ($)	ESTIMATED PAY RATIO
Siddhartha Sankaran, our CEO(1)	12,547,072	154:1
Median employee, other than our CEO	81,712
(1)In light of Mr. Sankaran’s promotion to the position of CEO at the time of the Merger, Mr. Sankaran’s 2021 annual total compensation has been annualized to reflect a full year of base salary and retirement plan contributions and, accordingly, differs from the amount reported in the 2021 Summary Compensation Table.
Based on this information, for 2021 the reasonable estimated ratio of the annual total compensation of our CEO, to the median of the annual total compensation of all employees, calculated in a manner consistent with Item 402(u) of Regulation S-K, was 154:1.

It should be noted that this ratio is higher than it would be in a typical year due to one-time sign-on awards granted to Mr. Sankaran upon joining the Company and which are not viewed as representative of his annual compensation. Mr. Sankaran’s target total direct compensation in a typical year is expected to be approximately $7,047,077. As a result, we estimate that Mr. Sankaran’s target total direct compensation in a typical year compared to the median employee’s total annual compensation is approximately 86:1. This alternative pay ratio is being provided for supplemental purposes and should not be viewed as a substitute for the pay ratio disclosed above, which was calculated in accordance with the SEC disclosure rules.

AUDIT MATTERS
EQUITY COMPENSATION PLANS
The following table presents information concerning the securities authorized for issuance pursuant to our equity compensation plans as of December 31, 2021:

NAME	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1) (#)	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2) ($)	NUMBER OF SECURITIES AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN 1)(3) (#)
Equity compensation plans approved by shareholders	7,087,095	12.61	18,532,406
Equity compensation plans not approved by shareholders	—	n/a	—
Total	7,087,095	12.61	18,532,406
(1)Represents the number of shares associated with options outstanding as of December 31, 2021.
(2)Represents the weighted average exercise price of options disclosed.
(3)Represents the number of shares remaining available for issuance with respect to future awards under our Omnibus Equity Incentive Plan.
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PROPOSAL 3	APPOINTMENT OF INDEPENDENT AUDITOR

TO APPOINT PRICEWATERHOUSECOOPERS LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2023, AND TO AUTHORIZE OUR BOARD, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION

The Board proposes and recommends that the shareholders appoint the firm of PricewaterhouseCoopers LLP, an independent registered certified public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2023.

On February 26, 2021, the date of the consummation of the Merger, Ernst & Young Ltd. (“Ernst & Young”), the Company’s independent registered public accounting firm, resigned. The Audit Committee had selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm following the consummation of the Merger after a competitive audit proposal process. Ernst & Young’s report on the Company’s financial statements as of and for the years ended December 31, 2020 and 2019, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2020 and 2019, there were no: (i) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
PwC has served as our independent auditor since February 26, 2021, the date of the consummation of the Merger. A representative of PwC will attend the Annual General Meeting virtually and will have an opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions. Shareholders at the Annual General Meeting will also be asked to vote to authorize our Board, acting by the Audit Committee, to determine the independent auditor’s remuneration.
If a quorum is present at the Annual General Meeting, the appointment of PwC at the Annual General Meeting will be decided by a majority of votes cast. For further information, see the answers to the questions “What is the quorum requirement for the Annual General Meeting?” and “What is the voting requirement to approve each of the proposals?”

THE AUDIT COMMITTEE AND THE BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2023, AND TO AUTHORIZE OUR BOARD, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.

AUDIT MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The following table sets forth the aggregate fees charged to the Company by PwC in 2021 and by Ernst & Young in 2021 and 2020 for audit services rendered in connection with the audit of our consolidated financial statements and reports for 2021 and 2020 and for other services rendered during 2021 and 2020 to the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services. PwC has served as our independent auditor since February 26, 2021 upon the consummation of the Merger, at which point it was mutually agreed that Ernst & Young would resign after the culmination of a competitive audit proposal process.
INDEPENDENT AUDITOR FEES

FEE CATEGORY	PRICEWATERHOUSECOOPERS LLP	ERNST & YOUNG LTD.
	FY 2021 ($)	FY 2021 ($)	FY 2020 ($)
Audit fees	5,205,024	859,322	1,877,595
Audit-related fees	166,338	39,000	1,240,446
Tax fees	117,667	20,414	92,637
All other fees	54,041	—	—
Total fees	5,543,070	918,736	3,210,678
AUDIT FEES: Includes the aggregate fees billed by PwC and Ernst & Young for professional services and expenses rendered for the audit of the Company’s consolidated financial statements and internal control over financial reporting in 2021 and 2020, as well as subsidiary and statutory audits. Fees paid in 2020 primarily relate to the aggregate fees billed by Ernst & Young for the audit of the Company’s consolidated financial statements and internal control over financial reporting when it was the Company’s independent auditor in 2020.
AUDIT-RELATED FEES: Fees billed by PwC and Ernst & Young include services rendered in connection with other periodic filings (except for Annual Report on Form 10-K and Quarterly Report on 10-Q) and other documents issued in connection with other securities filings.
TAX FEES: Includes fees billed by PwC and Ernst & Young for tax-related services in conjunction with our ongoing business operations and transaction tax advisory services.
ALL OTHER FEES: Includes fees billed by PwC for access to their global online resource tools for accounting and auditing standards. Also includes fees billed by PwC in connection with their assistance with the Company’s report to be published under the Task-Force on Climate Related Financial Disclosures framework and establishing Board and management oversight over climate related risks.
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES
The Audit Committee has adopted a policy requiring the Audit Committee to pre-approve all audit and, subject to the de minimis exception of Section 10A(i) of the Exchange Act and the SEC rules promulgated thereunder, all permitted non-audit services performed by the Company’s independent auditor. The Audit Committee may
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delegate pre-approval authority to one or more designated members of the Audit Committee, who must then provide a report of such pre-approvals to the Audit Committee at its next scheduled meeting. When pre-approving non-audit services by the independent auditor, the Audit Committee shall consider whether the provision of such services is consistent with maintaining the independent auditor’s independence. All services performed by PwC in 2021 were pre-approved by the Audit Committee pursuant to the foregoing pre-approval policy and procedures.

REPORT OF THE AUDIT COMMITTEE
The charter of the Audit Committee provides that the Audit Committee is responsible for the recommendation to the shareholders of the appointment, retention, termination and oversight of the work of our independent auditor, for the purpose of preparing or issuing an audit report. The Audit Committee disclosed last year in our report that it had appointed PwC to serve as our independent auditor following a competitive audit proposal process from February 26, 2021, the date of the consummation of the Merger. Prior to that date, Ernst & Young had served as the Company’s independent auditor, and resigned effective on the Merger closing.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Each of the members of the Audit Committee qualified as an “independent” director as defined under Section 303A.02(a)(ii) of the NYSE rules and Rule 10A-3 of the Exchange Act. All of the members of the Audit Committee are financially literate and one member of the Audit Committee is an audit committee financial expert, as defined under the SEC rules. All of the members of the Audit Committee have accounting or related financial management expertise within the meaning of the SEC and NYSE rules. The Company’s management has the primary responsibility for the financial statements and for the financial reporting process, including the establishment and maintenance of the system of internal control over financial reporting. The independent registered public accounting firm appointed as the Company’s independent auditor is responsible for auditing the financial statements prepared by management and the Company’s internal controls over financial reporting. The Company’s independent auditor expresses an opinion on the conformity of the Company’s financial statements with generally accepted accounting principles and on the design and operating effectiveness of the Company’s internal control over financial reporting. In this context, the Audit Committee has met and held discussions with management and PwC, the independent registered public accounting firm appointed as the Company’s independent auditor in 2021, regarding the fair and complete presentation of the Company’s audited financial statements.

The Audit Committee reviewed and discussed with PwC the matters that are required to be discussed pursuant to the applicable requirements of the SEC and the Public Company Accounting Oversight Board (“PCAOB”), including:
•their judgments as to the quality, not just the acceptability, of our accounting principles,
•the reasonableness of significant judgments,
•all critical accounting policies and practices to be used,
•material alternative accounting treatments within generally accepted accounting principles discussed with management,
•the determination of audit tenure,
•critical audit matters that arose during the current period audit, and
•other material written communications between PwC and management.
As part of that review, the Audit Committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed PwC’s independence from the Company with PwC.  The Audit Committee also has considered whether PwC’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that PwC is independent from the Company and its management.

In addition to the oversight over the financial reporting process, the Audit Committee also has the sole authority to appoint, retain and oversee the Company’s Chief Actuary. The Audit Committee met in 2021 with the Chief Financial Officer, the Chief Actuary, the Chief Legal Officer, representatives of PwC, and the Company’s Chief Audit Officer, in regular and executive sessions to discuss the results of the applicable examinations, their evaluations of the design and operating effectiveness of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting and compliance programs.

STOCK OWNERSHIP INFORMATION

REPORT OF THE AUDIT COMMITTEE (CONTINUED)
The Audit Committee annually reviews the performance and independence of PwC in deciding whether to retain the audit firm or engage a different independent registered public accounting firm and whether the independent registered public accounting firm should be rotated.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

THE AUDIT COMMITTEE Sharon M. Ludlow, Chair Franklin Montross IV Jason Robart

.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of SiriusPoint common shares and Series A Preference Shares as of March 1, 2022 (except as otherwise indicated), by:
•each person who is the beneficial owner of more than 5% of the Company’s common shares and Series A preference shares;
•each person who is an NEO or director; and
•all executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including restricted share units (“RSUs”) and restricted share awards (“RSAs”) that vest within 60 days and options and warrants that are currently exercisable or exercisable within 60 days. As of March 1, 2022, there were 162,349,968 common shares and 11,720,987 Series A Preference Shares of SiriusPoint issued and outstanding. Unless otherwise indicated below, the address for each person listed on the table is c/o SiriusPoint Ltd., Point Building, 3 Waterloo Lane, Pembroke HM 08, Bermuda.
Percentage of total voting power represents voting power with respect to all shares of SiriusPoint common shares and Series A Preference Shares, voting as a single class. Each holder of common shares is entitled to one vote for each common share held on the record date. Each holder of Series A Preference Shares is entitled to the number of votes equal to the number of common shares into which the Series A Preference Shares are then convertible as of the record date. As of March 1, 2022, each Series A Preference Share was convertible into one common share.

NAME AND ADDRESS	COMMON SHARES		SERIES A PREFERENCE SHARES		% OF TOTAL VOTING POWER
	NUMBER OF SHARES	PERCENTAGE OF CLASS	NUMBER OF SHARES	PERCENTAGE OF CLASS
5% SHAREHOLDERS
CM Bermuda Ltd.(1) CM Bermuda Canon’s Court 22 Victoria Street Hamilton, HM 12, Bermuda CMIG International 3 Temasek Avenue Centennial Tower, #17-10 Singapore 039190	75,789,774	41.34%	11,710,956	99.91%	9.90%
Daniel S. Loeb(2) c/o Third Point LLC 55 Hudson Yards New York, New York 10001	15,173,571	9.35%	—	—	8.72%
BlackRock, Inc.(3) 55 East 52nd Street New York, New York 10055	14,271,559	8.79%	—	—	8.20%
Wellington Management Group LLP(4) 280 Congress Street Boston, Massachusets 02210	10,753,280	6.62%	—	—	6.18%
The Vanguard Group Inc.(5) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	9,556,940	5.89%	—	—	5.49%
Capital Research Global Investors (6) 333 South Hope Street, 55th Fl Los Angeles, California 90071	8,600,000	5.30%	—	—	4.94%
DIRECTORS AND NAMED EXECUTIVE OFFICERS
Siddhartha Sankaran(7)(8)	274,685	*	—	—	*
Rafe de la Gueronniere(7)	92,825	*	—	—	*
Gretchen Hayes(7)	55,695	*	—	—	*
Sharon Ludlow(7)	21,070	*	—	—	*
Mehdi Mahmud(7)	45,446	*	—	—	*
Franklin Montross IV(7)	31,070	*	—	—	*
Jason Robart(9)	—	*	—	—	*
Peter Tan	—	*	—	—	*
Joshua Targoff(10)	209,991	*	—	—	*
David Junius(7)	37,512	*	—	—	*
Prashanth Gangu(7)	36,783	*	—	—	*
David Govrin(7)	102,985	*	—	—	*
Monica Cramér Manhem (7)	118,780	*	—	—	*
Daniel Malloy(7)	584,978	*	—	—	*
Christopher Coleman(11)(12)	740,479	*	—	—	*
All executive officers and directors as a group (16 individuals)	1,068,061	*	—	—	*
*Represents beneficial ownership of less than 1%.

(1)Based on Schedule 13D filed on March 8, 2021, by China Minsheng Investment Group Corp., Ltd. ("CMIG"), which states that as of February 26, 2021 CMIG has shared voting power and shared dispositive power over 75,789,774 shares. In accordance with the CMB Investor Rights Agreement, the voting power of CM Bermuda, its Affiliates and its Related Persons in SiriusPoint is capped at 9.9% as described elsewhere in this proxy statement. The total number of common shares reported in this table includes 20,991,337 common shares issuable upon exercise of warrants.
(2)Based on Schedule 13D filed on April 2, 2021, by Daniel S. Loeb, which states that as of February 26, 2021 the 2010 Loeb Family Trust owns 235,127 common shares, Third Point Advisors LLC owns 1,000,000 common shares, Third Point Opportunities Master Fund L.P. owns 7,493,842 common shares and the 2011 Loeb Family GST Trust owns 1,394,221 common shares. Mr. Loeb has sole voting and dispositive power over the shares held by the 2010 Loeb Family Trust, Third Point Advisors LLC, Third Point Opportunities Master Fund L.P. and the 2011 Loeb Family GST Trust. Mr. Loeb disclaims beneficial ownership of such common shares except to the extent of his pecuniary interest therein, if any.
(3)Based on Schedule 13G filed on February 3, 2022, by Blackrock, Inc. ("Blackrock"), which states that as of December 31, 2021 Blackrock has sole voting power over 14,126,324 shares and sole dispositive power over 14,271,559 shares.
(4)Based on Schedule 13G filed on February 4, 2022, by Wellington Management Group LLP ("Wellington"), which states that as of December 31, 2021 Wellington has shared voting power over 8,922,940 shares and shared dispositive power over 10,753,280 shares.
(5)Based on Amendment No. 4 to Schedule 13G filed on February 10, 2022, by The Vanguard Group ("Vanguard"), which states that as of December 31, 2021 Vanguard has shared voting power over 93,541 shares, sole dispositive power over 9,400,125 shares, and shared dispositive power over 156,815 shares.
(6)Based on Schedule 13G filed on February 11, 2022, by Capital Research Global Investors ("Capital Research"), which states that as of December 31, 2021 Capital Research has sole voting and sole dispositive power over 8,600,000 shares.
(7)Includes beneficial ownership of shares underlying RSUs and restricted share awards RSAs that vest within 60 days after March 1, 2022.

Shares underlying RSUs and RSAs that vest within 60 days after March 1, 2022
	RSUs	RSAs	Total
Siddhartha Sankaran	38,208	—	38,208
Rafe de la Gueronniere	—	13,133	13,133
Gretchen Hayes	—	13,133	13,133
Sharon Ludlow	—	13,133	13,133
Mehdi Mahmud	—	13,133	13,133
Franklin Montross IV	—	13,133	13,133
David Junius	8,044	—	8,044
Prashanth Gangu	12,066	—	12,066
David Govrin	6,636	—	6,636
Monica Cramér Manhem	7,632	—	7,632
Daniel Malloy	11,965	—	11,965
Total:	84,551	65,665	150,216
(8)Includes 80,000 vested options to purchase common shares.
(9)Mr. Robart was appointed as a director of our company effective March 1, 2022. Information is provided as of March 1, 2022.
(10)Includes 6,500 shares held by Mr. Targoff's child.
(11)Includes 9,000 shares held by Mr. Coleman’s spouse as to which Mr. Coleman has disclaimed beneficial ownership.
(12)Includes 348,836 vested options to purchase common shares.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, officers and persons who own more than 10% of the issued and outstanding shares of the Company’s common shares to file reports of initial ownership of common shares and other equity securities and subsequent changes in that ownership with the SEC and the NYSE. Based solely on a review of such reports and written representations from the directors, executive officers and 10% owners, the Company believes that all such filing requirements were met during 2021.

GENERAL INFORMATION
This proxy statement is furnished to shareholders of SiriusPoint Ltd. in connection with the solicitation of proxies by our Board of Directors for use at our 2022 Annual General Meeting or at any adjournment or postponement thereof, to be held:

WHEN	VIRTUAL WEBCAST	RECORD DATE
Thursday, May 19, 2022 10:00 a.m., Atlantic Daylight Time	Via live audio webcast at www.meetnow.global/MSAPPAV	April 1, 2022

DATE OF DISTRIBUTION
This proxy statement and the accompanying proxy card are first being sent to shareholders on or about April 14, 2022.
In order to provide expanded access, improved communication and cost savings for our shareholders and our Company, this year’s annual general meeting will be conducted virtually via live audio webcast.
QUESTIONS AND ANSWERS

WHY AM I RECEIVING THESE MATERIALS?

We are providing these proxy materials to you in connection with the solicitation by the Company’s Board of proxies to be voted at the Company’s Annual General Meeting and at any adjournments or postponements thereof. Because you were a shareholder of the Company as of the close of business on the record date, our Board has made this proxy statement and proxy card available to you on the Internet, in addition to delivering printed versions of this proxy statement and proxy card to certain shareholders by mail.
This proxy statement provides notice of the Annual General Meeting, describes the proposals presented for shareholder action and includes information required to be disclosed to shareholders. You do not need to attend the virtual Annual General Meeting to vote your shares and may vote your shares in advance of the meeting, described under the heading “How can I vote my shares without attending the Annual General Meeting?” below.

HOW DO I GET ELECTRONIC ACCESS TO THE PROXY MATERIALS?

The Company’s notice of the 2022 Annual General Meeting, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at www.edocumentview.doc/SPNT. To receive documents electronically in the future, if you are a shareholder of record, you may elect to receive future annual reports or proxy statements electronically by visiting www-us.computershare.com/Investor and log in to sign up, or while voting via the Internet click the box to give your consent. If you hold your shares in street name, you should contact your broker, bank or other nominee for information regarding electronic delivery of proxy materials.
An election to receive proxy materials electronically will remain in effect for all future annual general meetings until revoked. Shareholders requesting electronic delivery may incur costs, such as telephone and Internet access charges, that must be borne by the shareholder.

WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL GENERAL MEETING AND WHAT ARE THE BOARD’S RECOMMENDATIONS?

There are three proposals scheduled to be voted on at the Annual General Meeting:

PROPOSALS		BOARD RECOMMENDATIONS	FOR MORE INFORMATION, SEE PAGE
1To elect three Class III directors to serve for a term expiring in 2025, or until their office shall otherwise be vacated pursuant to our Bye-Laws:		FOR each nominee	10
•Siddhartha Sankaran	•Sharon M. Ludlow
•Rafe de la Gueronniere
2To approve, by a non-binding advisory vote, the executive compensation payable to the Company’s NEOs. (Say-on-Pay)		FOR	59
3To approve: (i)the appointment of PwC, an independent registered public accounting firm, as our independent auditor, to serve until the Annual General Meeting to be held in 2023; and (ii)the ratification of PwC’s remuneration as determined by the Audit Committee of the Board.		FOR	105

HOW DO I ATTEND THE VIRTUAL ANNUAL GENERAL MEETING?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual General Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. You will be able to attend the Annual General Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MSAPPAV. Such questions must be confined to matters properly before the Annual General Meeting and of general Company concern. You will also be able to vote your shares electronically at the Annual General Meeting. To participate, you will need the control number included on your proxy card, or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, and want to attend the Annual General Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

1
You can you register in advance to attend the Annual General Meeting virtually on the Internet. To register to attend the Annual General Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your SiriusPoint Ltd. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., EDT, on May 16, 2022.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:

BY EMAIL Forward the email from your broker, and attach an image of your legal proxy, to: legalproxy@computershare.com	BY MAIL Computershare SiriusPoint Ltd. Legal Proxy P.O. Box 43001 Providence, Rhode Island 02940-3001

2
You can register at the virtual meeting to be able to fully participate using the control number received with your voting instruction form. For the 2022 proxy season, an industry solution has been agreed upon to allow beneficial owners to register online at the Annual General Meeting to attend, ask questions and vote. We expect that the vast majority of beneficial owners will be able to fully participate using this option. Please note, however, that this option is intended to be provided as a convenience to beneficial owners only, and there is no guarantee this option will be available for every type of beneficial owner voting control number. The inability to provide this option to any or all beneficial owners shall in no way impact the validity of the Annual General Meeting. Beneficial owners may choose to register in advance of the Annual General Meeting using option (1) above, if they prefer to use the traditional, legal proxy option.

In any event, please go to www.meetnow.global/MSAPPAV for more information on the available options and registration instructions.
The meeting will begin promptly at 10:00 a.m., Atlantic Daylight Time (9:00 a.m. EDT). We encourage you to access the meeting prior to the start time. Online access will open at 9:45 a.m., Atlantic Daylight Time (8:45 a.m. EDT), and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Shareholders should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. Contact information on the meeting login page will provide further technical assistance during the meeting, should you need it, or you may call 1-888-724-2416.

WHO IS ENTITLED TO VOTE?

All shares, including any Series A Preference Shares, par value $0.10 per share (the “Series A Preference Shares”), which vote together with the common shares as a single class with respect to all matters, owned by you as of the record date, may be voted by you, subject to certain restrictions on “controlled shares” described under the heading, “Will I be entitled to vote all of my shares at the Annual General Meeting?” below.
You may cast one vote per common share that you held on the record date and one vote per common share underlying each Series A Preference Share that you held on the record date.
These shares include shares that are:
•held directly in your name as the shareholder of record; and
•held for you as the beneficial owner through a broker, bank or other nominee.
Holders of warrants are not entitled to vote at the Annual General Meeting unless those warrants have been exercised and converted into shares as of the record date.
On the record date, the Company had approximately 161,941,552 common shares outstanding, including 1,946,344 restricted shares, and 11,720,987 Series A Preference Shares outstanding, which are convertible into approximately 11,720,987 common shares.

WILL I BE ENTITLED TO VOTE ALL OF MY SHARES AT THE ANNUAL GENERAL MEETING?

If your shares are treated as “controlled shares” (as determined pursuant to sections 957 and 958 of the Internal Revenue Code of 1986, as amended (the “Code”)) of any United States (“U.S.”) person (that owns shares directly or indirectly through non-U.S. entities) and such controlled shares constitute 9.5% or more of the votes conferred by our issued shares, the voting rights related to the controlled shares owned by such U.S. Person (as defined in our Bye-laws) will be limited, in the aggregate, to a voting power of less than 9.5%, under a formula specified in our Bye-laws. The formula is applied repeatedly until the voting power of all 9.5% shareholders (as defined in our Bye-laws) has been reduced to less than 9.5%. In addition, our Board may limit a shareholder’s voting rights when it deems it appropriate to do so to: (i) avoid the existence of any 9.5% shareholder; and (ii) avoid certain material adverse tax, legal or regulatory consequences to us, any of our subsidiaries or any direct or indirect shareholder or its affiliates. “Controlled shares” include, among other things, all shares that a U.S. person is deemed to own directly, indirectly or constructively (within the meaning of section 958 of the Code). The amount of any reduction of votes that occurs by operation of the above limitations will generally be reallocated proportionately among our other shareholders whose shares were not “controlled shares” of the 9.5% shareholder so long as such reallocation does not cause any person to become a 9.5% shareholder. The applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons. Accordingly, we request that any holder of shares with reason to believe that they are a 9.5% shareholder, contact us promptly so that we may determine whether the voting power of such holder’s shares should be reduced. By submitting a proxy, a holder of shares will be deemed to have confirmed that, to their knowledge, they are not, and are not acting on behalf of, a 9.5% shareholder. The Board is empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of shares, the names of persons having beneficial ownership of the shareholder’s shares, relationships with other shareholders or any other facts the Board may consider relevant to the determination of the number of shares attributable to any person. The Board may disregard the votes attached to shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete or inaccurate information. The Board retain certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the shares of any shareholder to ensure that no person shall be a 9.5% shareholder at any time.
If the Investor Affiliated Group beneficially own common shares or any other authorized shares which would cause the Investor Affiliated Group to be treated as the beneficial owner of votes in excess of 9.9% of the votes conferred by all of the issued and outstanding shares of the Company with respect to any matter at a general shareholder meeting, then such votes will be reduced by whatever amount is necessary so that after such reduction and giving effect to the reallocation of voting power to other holders of common shares, the votes conferred by the common shares or any other authorized shares that are beneficially owned by the Investor Affiliated Group are equal to, and not less than, 9.9% of the total outstanding vote of such shares with respect to such matter.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

SHAREHOLDER OF RECORD. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being made available to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to certain officers of the Company or to vote virtually at the Annual General Meeting. You may vote on the Internet or by telephone, or by mail if you received a proxy card by mail, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”

BENEFICIAL OWNER. If your shares are held in an account at a broker, bank or other nominee, like many of our shareholders, you are considered the beneficial owner of shares held in street name, and these proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares, and you are also invited to attend the Annual General Meeting and vote virtually.

If you do not wish to vote during the Annual General Meeting or you will not be attending the Annual General Meeting, you may vote by proxy. This is done by completing, signing and returning your voting instruction card or voting over the Internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”

HOW CAN I VOTE MY SHARES AND ASK QUESTIONS VIRTUALLY AT THE ANNUAL GENERAL MEETING?

SHAREHOLDER OF RECORD. Shares held directly in your name as the shareholder of record may be voted virtually at the Annual General Meeting. Shareholders may vote or ask questions during the virtual Annual General Meeting by visiting www.meetnow.global/MSAPPAV and logging in using the 15-digit control number on the proxy card or on the instructions that accompanied your proxy materials. To vote your shares, click on the Vote tab or to ask questions click on the Q&A tab located on the meeting site. We encourage you to vote in advance of the Annual General Meeting to ensure your shares are represented and counted.
BENEFICIAL OWNER. Pursuant to the instructions described above under the heading “How do I attend the virtual Annual General Meeting?”, if you are a beneficial owner and want to attend the Annual General Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options: (a) you can register in advance by submitting your legal proxy to Computershare or (b) you can register at the virtual Annual General Meeting by going to www.meetnow.global/MSAPPAV and logging in using the control number on your voting instruction form or on the instructions that accompanied your proxy materials. To vote your shares, click on the Vote tab or to ask questions click on the Q&A tab located on the meeting site.

HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL GENERAL MEETING?

Whether you hold your shares directly as the shareholder of record or beneficially own your shares in street name, you may direct your vote without attending the virtual Annual General Meeting by voting in one of the following manners:

	INTERNET	TELEPHONE	MOBILE DEVICE	MAIL
REGISTERED HOLDERS (your shares are held directly with our transfer agent, Computershare)	envisionreports.com/ SPNT 24/7	Within the United States and Canada, 1-800-652-VOTE (8683) (toll-free, 24/7)	Scan the QR code	Complete and sign your proxy card or voting instruction card and mail it using the enclosed, prepaid envelope.
BENEFICIAL OWNERS (holders in street name)	www.proxyvote.com 24/7	Within the United States and Canada, 1-800-454-8683 (toll-free, 24/7)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available
If you hold shares beneficially in street name, you may direct your vote in the manner prescribed by your broker, bank or other nominee or you may vote during the virtual Annual General Meeting. Please refer to the registration instructions provided above for beneficial owners.
If you vote over the Internet or by telephone, you do not need to return your proxy card or voting instruction card. Internet and telephone voting for shareholders will be available 24 hours a day, until the voting polls close at the virtual Annual General Meeting. If you do not attend the meeting but your vote is submitted by telephone or Internet after 10:00 a.m., Atlantic Daylight Time (9:00 a.m. EDT), on May 19, 2022, your vote will be cast as if you were personally present at the meeting.

WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL GENERAL MEETING?

A quorum is necessary to hold a valid annual general meeting. At the Annual General Meeting, two or more persons present virtually throughout the meeting and representing virtually or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for determining whether a quorum exists. A broker non-vote occurs when an intermediary holding shares for a beneficial owner does not vote on a particular proposal because the intermediary does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner.

WHAT HAPPENS IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS?

SHAREHOLDER OF RECORD. If you are a shareholder of record and you submit a signed proxy card or submit your proxy by telephone or the Internet but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendation of the Board on all matters presented in this proxy statement. With respect to any other matters properly presented for a vote at the Annual General Meeting, the proxy holders will vote your shares in accordance with their best judgment.
BENEFICIAL OWNER. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of the NYSE, the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters such as the election of directors. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, we urge you to give voting instructions to your broker. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered entitled to vote, they will have no effect on the outcome other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.

WHAT PROPOSALS ARE CONSIDERED “ROUTINE” OR “NON-ROUTINE”?

The approval of the appointment of PwC as the Company’s independent registered certified public accounting firm, to serve until the annual general meeting to be held in 2023 and the authorization of the Board, acting by the Audit Committee, to determine the independent auditor’s remuneration (Proposal 3) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 3. The election of directors and the advisory vote on compensation of the Company’s NEOs (Proposals 1 and 2) are matters considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1 and 2, which will have no effect on such proposals.

WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

Three Class III directors have been nominated for election at the Annual General Meeting to hold office until the 2025 annual general meeting or until their office shall otherwise be vacated pursuant to our Bye-laws (Proposal 1). Each director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the three nominees who receive the largest number of "FOR" votes cast will be elected as directors. Shareholders cannot cumulate votes in the election of directors. Broker non-votes will have no effect on this proposal.
In accordance with Bermuda law, only votes cast “FOR” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to Proposals 2 and 3, will not be voted, although it will be counted for purposes of determining whether there is a quorum. Because abstentions will not be votes cast “FOR” Proposals. 2 and 3, they will have the same effect as negative votes or votes against that matter. Broker non-votes will have no effect on Proposal 2 as it is considered a non-routine matter. There will not be any broker non-votes on Proposal 3 because it is considered a routine matter and brokers will be able to vote pursuant to their discretionary authority.

PROPOSALS		TYPE OF VOTE	VOTING REQUIREMENT	EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

1	Election of three Class III director nominees for election to a 3-year term, expiring in 2025, or until their office shall otherwise be vacated pursuant to our Bye-Laws.	Non-routine	Plurality of the votes cast	Voting options will be “for” or “withhold” with regard to each director. Broker non-votes will have no effect.

2	Approval, by a non-binding advisory vote, of the executive compensation payable to the Company’s named executive officers. (Say-on-Pay)	Non-routine	Majority of the votes cast	Abstentions have the same effect as negative votes Broker non-votes will have no effect.

3
Approval of:
(i)the appointment of PwC as our independent auditor, to serve until the Annual General Meeting to be held in 2023; and
(ii)the authorization of our Board of Directors, acting by the Audit Committee, to determine PwC’s remuneration.
		Routine	Majority of the votes cast	Abstentions have the same effect as negative votes Because brokers will have discretionary authority to vote on this proposal, there will not be any broker non-votes.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

WHO WILL COUNT THE VOTES?

A representative of Computershare will tabulate the votes and act as the inspector of election.

CAN I REVOKE MY PROXY OR CHANGE MY VOTE?

Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the Annual General Meeting by:
•providing written notice to the Secretary of the Company;
•delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or
•attending the virtual Annual General Meeting and voting during the meeting.
Please note that your attendance at the virtual Annual General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If your shares are held in street name you may change your vote by submitting new voting instructions to your broker or voting during the Annual General Meeting.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL GENERAL MEETING?

The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company may reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of its common shares and Series A Preference Shares for their expenses in forwarding solicitation material to such beneficial owners. The Company has retained Georgeson LLC to assist in the solicitation of proxies for $10,000 plus reasonable expenses.
To contact Georgeson LLC, please see below:

ADDRESS Georgeson LLC 1290 Avenue of the Americas 9th Floor New York, New York 10104	SHAREHOLDERS, BANKS AND BROKERS
	Call toll-free	877-668-1646
	Outside the United States	+1 (781) 575-2137
siriuspoint@georgeson.com

ADDITIONAL INFORMATION

IS MY VOTE CONFIDENTIAL?

Yes. The Company encourages shareholder participation in corporate governance by ensuring the confidentiality of shareholder votes. The Company has designated Computershare, the Company’s independent transfer agent and registrar, to receive and tabulate shareholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed to the Company or any of its officers or employees except:
(i)where disclosure is required by applicable law;
(ii)where disclosure of your vote is expressly requested by you; or
(iii)where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to the Company from time to time and publicly announced at the Annual General Meeting.

HOW CAN I OBTAIN A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K?

The Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC, is available to shareholders free of charge on the Company’s website at www.siriuspt.com or by writing to:

BY MAIL. SiriusPoint Ltd. Attention: Investor Relations Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda	BY EMAIL. investor.relations@siriuspt.com
The Company’s 2021 Annual Report to Shareholders, which includes such Form 10-K, accompanies this proxy statement.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL GENERAL MEETING?

The Company will announce preliminary voting results at the Annual General Meeting and publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Annual General Meeting.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual general meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual general meeting materials or Notice of Internet Availability of Proxy Materials to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are SiriusPoint shareholders will be “householding” the Company’s proxy materials. A single set of annual general meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual general meeting materials, please notify your broker or SiriusPoint Ltd. Direct your written request to:

SiriusPoint Ltd. Attention: Company Secretary Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda
1 (441) 542-3300
Shareholders who currently receive multiple copies of the annual general meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
SUBMITTING PROXY PROPOSALS AND DIRECTOR NOMINATIONS FOR THE NEXT ANNUAL GENERAL MEETING
In order to submit shareholder proposals for the 2023 annual general meeting of shareholders for inclusion in the Company’s proxy statement pursuant to SEC Rule 14a-8, materials must be received by the Company Secretary at the Company’s principal office at that time, currently at Point Building, 3 Waterloo Lane, Pembroke HM 08, Bermuda, no later than December 15, 2022.
The proposals must comply with all of the requirements of SEC Rule 14a-8.

Proposals should be addressed to:

SiriusPoint Ltd. Attention: Company Secretary Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda
The Company’s Bye-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual general meeting of shareholders. The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Company’s Secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice for the nomination of persons for election to the Board must be delivered to, or mailed and received by, the Company’s Secretary not less than 70 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual general meeting was mailed or such public disclosure of the date of the annual general meeting was made, whichever first occurs. To be timely, the shareholder’s notice bringing other business must be delivered to, or mailed and received by, the Company’s Secretary not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice received not later than 10 days following the earlier of the date on which notice of the annual general meeting was posted to shareholders or the date on which initial public disclosure of the date of the annual general meeting was made. As a result, any notice given by or on behalf of a shareholder for the nomination of persons for election to the Board pursuant to these provisions of the Company’s Bye-laws (and not pursuant to SEC Rule 14a-8) must be received no earlier than January 19, 2023, and no later than March 10, 2023. Any notice given by or on behalf of a shareholder bringing other business pursuant to these provisions of the Company’s Bye-laws (and not pursuant to SEC Rule 14a-8) must be received no earlier than January 19, 2023, and no later than February 18, 2023. All director nominations and shareholder proposals must comply with the requirements of the Company’s Bye-laws, a copy of which can be obtained at no cost from the Company Secretary.

In addition to satisfying the foregoing requirements under the Company’s Bye-laws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 20, 2023.
Other than the proposals described in this proxy statement, the Company does not expect any matters to be presented for a vote at the Annual General Meeting. If you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual General Meeting. If for any unforeseen reason, any one or more of the Company’s nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.
The Chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person(s) not made in compliance with the foregoing procedures.

OTHER MATTERS
Neither the Board nor management intend to bring before the Annual General Meeting any business other than the matters referred to in the Notice of Annual General Meeting of Shareholders and this proxy statement. If any other business should come properly before the Annual General Meeting, or any adjournment thereof, the proxy holders will vote on such matters at their discretion.
By Order of the Board of Directors,
LISA M. TANZI
Deputy General Counsel & Secretary
April 14, 2022
Pembroke, Bermuda

APPENDIX A NON-GAAP MEASURES
Non-GAAP Financial Measures and Other Financial Metrics

In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core income (loss) and Core combined ratio are non-GAAP financial measures. Management believes it is important to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible diluted book value per share is also a non-GAAP financial measure. SiriusPoint’s management believes that long-term growth in book value per share is an important measure of the Company’s financial performance because it allows management and investors to track over time the value created by the retention of earnings. In addition, SiriusPoint’s management believes this metric is useful to investors because it provides a basis for comparison with other companies in the industry that also report a similar measure. These non-GAAP financial measures may be defined or calculated differently by other companies. These measures are used by management to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included below.
Core Results

Collectively, the sum of the Company's two segments, Reinsurance and Insurance & Services, constitute "Core" results. Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. We believe it is important to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.

Core underwriting income (loss) - calculated by subtracting loss and loss adjustment expenses incurred, net, acquisition costs, net, and other underwriting expenses from net premiums earned.

Core net services income (loss) - consists of services revenues which include commissions, brokerage and fee income related to consolidated MGAs, and other revenues, services expenses which include direct expenses related to consolidated MGAs, services non-controlling income which represent minority ownership interests in consolidated MGAs, and net investment gains from Strategic Investments at fair value which are net investment gains/losses from investment in our strategic partners. Net services income is a key indicator of the profitability of the Company's services provided, including investment returns on non-consolidated investment positions held.

Core income (loss) - consists of two components, core underwriting income and core net services income. Core income is a key measure of our segment performance.

Core combined ratio - calculated by dividing the sum of Core loss and loss adjustment expenses incurred, net, acquisition costs, net and other underwriting expenses by Core net premiums earned. This ratio is a key indicator of our underwriting profitability.

	For the year ended December 31, 2021
	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,350.4	$897.9	$2,248.3	$—	$(11.8)	$—	$2,236.5
Net premiums written	1,124.9	652.8	1,777.7	—	(43.5)	—	1,734.2
Net premiums earned	1,210.9	522.8	1,733.7	—	(16.7)	—	1,717.0
Loss and loss adjustment expenses incurred, net	999.6	320.6	1,320.2	(2.6)	8.9	—	1,326.5
Acquisition costs, net	302.7	149.7	452.4	(67.6)	3.0	—	387.8
Other underwriting expenses	105.5	29.2	134.7	—	24.1	—	158.8
Underwriting income (loss)	(196.9)	23.3	(173.6)	70.2	(52.7)	—	(156.1)
Services revenue	—	133.7	133.7	(82.6)	—	(51.1)	—
Services expenses	—	120.5	120.5	—	—	(120.5)	—
Net services fee income	—	13.2	13.2	(82.6)	—	69.4	—
Services noncontrolling loss	—	2.3	2.3	—	—	(2.3)	—
Net investment gains (losses) from strategic investments at fair value	0.3	(4.8)	(4.5)	—	—	4.5	—
Net services income	0.3	10.7	11.0	(82.6)	—	71.6	—
Segment income (loss)	(196.6)	34.0	(162.6)	(12.4)	(52.7)	71.6	(156.1)
Net realized and unrealized investment losses					(12.4)	(4.5)	(16.9)
Net realized and unrealized investment gains from related party investment funds					304.0	—	304.0
Other net investment income					25.4	—	25.4
Other revenues					100.1	51.1	151.2
Net corporate and other expenses					(146.1)	(120.5)	(266.6)
Intangible asset amortization					(5.9)	—	(5.9)
Interest expense					(34.0)	—	(34.0)
Foreign exchange gains					44.0	—	44.0
Income (loss) before income tax benefit	$(196.6)	$34.0	(162.6)	(12.4)	222.4	(2.3)	45.1
Income tax benefit			—	—	10.7	—	10.7
Net income (loss)			(162.6)	(12.4)	233.1	(2.3)	55.8
Net loss attributable to noncontrolling interests			—	—	—	2.3	2.3
Net income (loss) available to SiriusPoint			$(162.6)	$(12.4)	$233.1	$—	$58.1

Underwriting Ratios: (1)
Loss ratio	82.6%	61.3%	76.1%				77.3%
Acquisition cost ratio	25.0%	28.6%	26.1%				22.6%
Other underwriting expenses ratio	8.7%	5.6%	7.8%				9.2%
Combined ratio	116.3%	95.5%	110.0%				109.1%

(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

Basic Book Value Per Share, Tangible Basic Book Value Per Share, Diluted Book Value Per Share, Tangible Diluted Book Value Per Share

Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing common shareholders’ equity attributable to SiriusPoint common shareholders by the number of common shares outstanding, excluding the total number of issued unvested restricted shares, at period end. While restricted shares are outstanding, they are excluded from Basic book value per share because they are unvested.

Tangible basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing tangible common shareholders’ equity attributable to SiriusPoint common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The Company's management believes tangible book value per share is useful to investors because it provides a more accurate measure of the realizable value of shareholder returns, excluding the impact of intangible assets.

Diluted book value per share and tangible diluted book value per share, as presented, are non-GAAP financial measures and are calculated similar to the treasury stock method. Under the treasury stock method, we assume that proceeds received from in-the-money options and/or warrants exercised are used to repurchase common shares in the market. The dilutive effect of restricted shares, restricted share units and options are calculated in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. We have also followed a similar approach for calculating dilution for warrants, Series A Preference Shares, certain “Upside Rights” issued in connection with our acquisition of Sirius Group and other potentially dilutive securities issued as part of our acquisition of Sirius Group. Management believes these measures are useful to investors because they measure the realizable value of shareholder returns in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Also, the tangible diluted book value per share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.

The following table sets forth the computation of basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share as of December 31, 2021 and December 31, 2020:

	December 31, 2021	December 31, 2020
Basic and diluted book value per share numerator:	($ in millions, except share and per share amounts)
Shareholders' equity attributable to SiriusPoint shareholders	$2,503.7	$1,563.9
Less: Series B preference shares	(200.0)	—
Common shareholders’ equity attributable to SiriusPoint common shareholders - basic	2,303.7	1,563.9
Plus: carrying value of Series A preference shares issued in merger	20.4	—
Common shareholders’ equity attributable to SiriusPoint common shareholders - diluted	2,324.1	1,563.9
Less: intangible assets	(171.9)	—
Tangible common shareholders' equity attributable to SiriusPoint common shareholders - basic	2,131.8	1,563.9
Tangible common shareholders' equity attributable to SiriusPoint common shareholders - diluted	$2,152.2	$1,563.9
Basic and diluted book value per share denominator:
Common shares outstanding	161,929,777	95,582,733
Unvested restricted shares	(2,590,194)	(2,933,993)
Basic book value per share denominator	159,339,583	92,648,740
Effect of dilutive Series A preference shares issued in merger(1)	—	—
Effect of dilutive warrants(2)	—	—
Effect of dilutive stock options, restricted shares and restricted share units issued to directors and employees	2,898,237	969,386
Diluted book value per share denominator	162,237,820	93,618,126

Basic book value per share	$14.46	$16.88
Tangible basic book value per share	$13.38	$16.88
Diluted book value per share	$14.33	$16.71
Tangible diluted book value per share	$13.27	$16.71
(1)As of December 31, 2021 there was no dilution as the conversion would result in the forfeiture of all of the Series A preference shares.
(2)As of December 31, 2021 and 2020, there was no dilution as a result of the Company’s share price being under the lowest exercise price for warrants.

SIRIUS POINT

VOTE

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2022 Annual General Meeting Proxy Card

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The 2022 Annual General Meeting of SiriusPoint Ltd. will be held on Thursday, May 19, 2022, at 10:00 a.m., Atlantic Daylight Time, virtually via the internet at www.meetnow.global/MSAPPAV.

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Proxy — SiriusPoint Ltd.

Notice of 2022 Annual General Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual General Meeting - Thursday, May 19, 2022

Nicholas J.D. Campbell and Samantha Kyme, or any of them, each with the power of substitution (the "Proxies"), are hereby authorized to represent and vote the shares of the undersigned, as designated on the reverse side, with all the powers which the undersigned would possess if personally present at the Annual General Meeting of Shareholders of SiriusPoint Ltd. to be held virtually via the internet at www.meetnow.global/MSAPPAV on Thursday, May 19, 2022, at 10:00 a.m. Atlantic Daylight Time, and at any adjournments or postponements thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees listed and FOR Proposals 2 and 3.

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